            As filed with the Securities and Exchange
                 Commission on October 31, 1995

                                             File No.   33-37512
                                                        8ll-6205

               Securities and Exchange Commission
                     Washington, D.C.  20549


                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.

                   Post-Effective Amendment No. 12           X
                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                        Amendment No.  13                     X


                Alliance World Income Trust, Inc.
       (Exact Name of Registrant as Specified in Charter)

     1345 Avenue of the Americas, New York, New York  10105
      (Address of Principal Executive Office)    (Zip Code)

       Registrant's Telephone Number, including Area Code:
                         (800) 221-5672


                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
     1345 Avenue of the Americas, New York, New York  10105
             (Name and address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)

  X  immediately upon filing pursuant to paragraph (b)
-----
----- on (date) pursuant to paragraph (b)
----- 60 days after filing pursuant to paragraph (a)(1)
----- on (date) pursuant to paragraph (a)(1)
----- 75 days after filing pursuant to paragraph (a)(2)
----- on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
----- This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of shares of Capital Stock pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed a notice pursuant to such Rule for its fiscal year ended October 31, 1994 on December 23, 1994.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

N-1A ITEM NO.                    LOCATION IN PROSPECTUS (CAPTION)

PART A

Item 1.  Cover Page............................   Cover Page

Item 2.  Synopsis..............................   The Fund At a
                                                  Glance

Item 3.  Condensed Financial Information.......   Financial
                                                  Highlights

Item 4.  General Description of Registrant.....   Description of
                                                  the Fund

Item 5.  Management of the Fund................   Management of
                                                  the Fund;
                                                  General
                                                  Information

Item 6.  Capital Stock and Other
         Securities............................   General
                                                  Information;
                                                  Dividends,
                                                  Distributions
                                                  and Taxes

Item 7.  Purchase of Securities Being
         Offered ..............................   Purchase and
                                                  Sale of Shares;
                                                  General
                                                  Information

Item 8.  Redemption or Repurchase..............   General
                                                  Information;
                                                  Purchase and
                                                  Sale of Shares:

Item 9.  Pending Legal Proceedings..............  Not Applicable

                                         LOCATION IN STATEMENT OF
PART B                           ADDITIONAL INFORMATION (CAPTION)

Item 10. Cover Page............................   Cover Page

Item 11. Table of Contents.....................   Cover Page

Item 12. General Information and History.......   Description of
                                                  the Fund;
                                                  General
                                                  Information

Item 13. Investment Objectives and
         Policies..............................   Investment
                                                  Objective,
                                                  Policies and
                                                  Restrictions

Item 14. Management of the Registrant..........   Management of
                                                  the Fund

Item 15. Control Persons and Principal
         Holders of Securities.................   Management of
                                                  the Fund;
                                                  General
                                                  Information

Item 16. Investment Advisory and
         Other Services........................   Management of
                                                  the Fund

Item 17. Brokerage Allocation and
         Other Practices.......................   Not Applicable

Item 18. Capital Stock and Other
         Securities............................   General
                                                  Information

Item 19. Purchase, Redemption and Pricing
         of Securities Being Offered...........   Purchase and
                                                  Redemption of
                                                  Shares; Net
                                                  Asset Value

Item 20. Tax Status............................   Investment
                                                  Objective,
                                                  Policies and
                                                  Restrictions;
                                                  Dividends,
                                                  Distributions
                                                  and Taxes

Item 21. Underwriters..........................   General
                                                  Information

Item 22. Calculation of Performance Data.......   General
                                                  Information

Item 23. Financial Statements..................   Financial
                                                  Statements;
                                                  Report of
                                                  Independent
                                                  Auditors

                           THE ALLIANCE BOND FUNDS
_______________________________________________________________________________

P.O. BOX 1520, SECAUCUS, NEW JERSEY 07096-1520
TOLL FREE (800) 221-5672
FOR LITERATURE: TOLL FREE (800) 227-4618

PROSPECTUS AND APPLICATION

NOVEMBER 1, 1995

U.S. GOVERNMENT FUNDS                 GLOBAL BOND FUNDS
-ALLIANCE SHORT-TERM U.S.             -ALLIANCE NORTH AMERICAN
  GOVERNMENT FUND                       GOVERNMENT INCOME TRUST
-U.S. GOVERNMENT                      -ALLIANCE GLOBAL DOLLAR
  PORTFOLIO                             GOVERNMENT FUND

MORTGAGE FUNDS                        CORPORATE BOND FUND
-ALLIANCE MORTGAGE                    -CORPORATE BOND PORTFOLIO
  STRATEGY TRUST
-ALLIANCE MORTGAGE SECURITIES
  INCOME FUND

MULTI-MARKET FUNDS
-ALLIANCE WORLD INCOME TRUST
-ALLIANCE SHORT-TERM
  MULTI-MARKET TRUST
-ALLIANCE MULTI-MARKET
  STRATEGY TRUST


TABLE OF CONTENTS                                  PAGE
-------------------------------------------------------
The Funds at a Glance                                 2
Expense Information                                   4
Financial Highlights                                  7
Glossary                                             13
Description of the Funds                             14
  Investment Objectives and Policies                 14
  Additional Investment Practices                    20
  Certain Fundamental Investment Policies            31
  Risk Considerations                                32
Purchase and Sale of Shares                          37
Management of the Funds                              39
Dividends, Distributions and Taxes                   41
General Information.                                 42
Appendix A: Bond Ratings                            A-1
Appendix B: General Information About Canada,
  Mexico and Argentina                              B-1


Adviser
Alliance Capital Management L.P.
1345 Avenue Of The Americas
New York, New York 10105



The Alliance Bond Funds provide a broad selection of investment alternatives to investors seeking high current income. The U.S. Government Funds invest mainly in U.S. Government securities and the Mortgage Funds invest in mortgage-related securities, while the Multi-Market Funds diversify their investments among debt markets around the world and the Global Bond Funds invest primarily in foreign government securities. The Corporate Bond Fund invests primarily in corporate debt securities.

Each fund or portfolio (each a 'Fund') is, or is a series of, an open-end management investment company. This Prospectus sets forth concisely the information which a prospective investor should know about each Fund before investing. A 'Statement of Additional Information' for each Fund that provides further information regarding certain matters discussed in this Prospectus and other matters that may be of interest to some investors has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, call or write Alliance Fund Services, Inc. at the indicated address or 'Literature' telephone number.

Each Fund offers three classes of shares that may be purchased at the investor's choice at a price equal to their net asset value (i) plus an initial sales charge imposed at the time of purchase (the 'Class A shares'), (ii) with a contingent deferred sales charge imposed on most redemptions made within three years of purchase (the 'Class B shares'), or (iii) without any initial or contingent deferred sales charge (the 'Class C shares'), except that Alliance World Income Trust offers only one class of shares which may be purchased at a price equal to its net asset value without any initial or contingent deferred sales charge. See 'Purchase and Sale of Shares.'

AN INVESTMENT IN THESE SECURITIES IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

INVESTORS ARE ADVISED TO READ THIS PROSPECTUS CAREFULLY AND TO RETAIN IT FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ALLIANCE
MUTUAL FUNDS WITHOUT THE MYSTERY

R/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.


1



THE FUNDS AT A GLANCE
The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

THE FUNDS' INVESTMENT ADVISER IS . . .
Alliance Capital Management L.P. ('Alliance'), a global investment manager providing diversified services to institutions and individuals through a broad line of investments including 105 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $135 billion in assets under management. Alliance provides investment management services to 29 of the FORTUNE 100 companies.

U.S. GOVERNMENT FUNDS

SHORT-TERM U.S. GOVERNMENT FUND
SEEKS . . . High current income consistent with preservation of capital.

INVESTS PRIMARILY IN . . . A diversified portfolio of U.S. Government securities.


U.S. GOVERNMENT PORTFOLIO
SEEKS . . . As high a level of current income as is consistent with safety of principal.

INVESTS SOLELY IN . . . A diversified portfolio of U.S. Government securities backed by the full faith and credit of the United States.


MORTGAGE FUNDS

MORTGAGE STRATEGY TRUST
SEEKS . . . The highest level of current income, consistent with low volatility of net asset value, that is available from a portfolio of mortgage-related securities of the highest quality.

INVESTS PRIMARILY IN . . . A diversified portfolio of adjustable and fixed-rate mortgage-related securities that are U.S. Government securities or rated AAA by S&P or Aaa by Moody's or, if not rated, are of equivalent investment quality. The Fund's portfolio is structured to achieve low volatility of net asset value approximating that of a portfolio investing exclusively in two-year U.S. Treasury securities.

MORTGAGE SECURITIES INCOME FUND
SEEKS . . . A high level of current income consistent with prudent investment risk.

INVESTS PRIMARILY IN . . . A diversified portfolio of mortgage-related securities.


MULTI-MARKET FUNDS

WORLD INCOME TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than one year.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund maintains at least 35% of its net assets in U.S. Dollar-denominated securities.

SHORT-TERM MULTI-MARKET TRUST
SEEKS . . . The highest level of current income through investment in a portfolio of high-quality debt securities having remaining maturities of not more than three years.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. While the Fund normally will maintain a substantial portion of its assets in debt securities denominated in foreign currencies, the Fund will invest at least 25% of its net assets in U.S. Dollar-denominated securities.

MULTI-MARKET STRATEGY TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies, but not more than 25% of the Fund's total assets may be invested in debt securities denominated in a single currency other than the U.S. Dollar.


GLOBAL BOND FUNDS

NORTH AMERICAN GOVERNMENT INCOME TRUST
SEEKS . . . The highest level of current income that is available from a portfolio of investment grade debt securities issued or guaranteed by the governments of the United States, Canada and Mexico.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of government securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso, and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities in Argentina.


2



GLOBAL DOLLAR GOVERNMENT FUND
SEEKS . . . Primarily a high level of current income and, secondarily, capital appreciation.

INVESTS PRIMARILY IN . . . A non-diversified portfolio of sovereign debt obligations and in U.S. and non-U.S. corporate fixed-income securities. Substantially all of the Fund's assets are invested in lower-rated securities.


CORPORATE BOND FUND

CORPORATE BOND PORTFOLIO
SEEKS . . . Primarily to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment; secondarily, the Fund will attempt to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment.

INVESTS PRIMARILY IN . . . A diversified portfolio of corporate bonds issued by domestic and foreign issuers that give promise of relatively attractive yields.


A WORD ABOUT RISK . . .
The prices of the shares of the Alliance Bond Funds will fluctuate as the daily prices of the individual bonds in which they invest fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than those with shorter maturities. The prices of non-U.S. Dollar denominated bonds also fluctuate with changes in foreign exchange rates. Investment in the Global Bond Funds, the Multi-Market Funds and any other Fund that may invest a significant amount of its assets in non-U.S. securities involves risks not associated with Funds that invest primarily in securities of U.S. issuers. While the Funds invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Funds may at times use certain types of derivative instruments, such as options, futures, forwards and swaps. These instruments involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in this Prospectus. See 'Description of the Funds-Additional Investment Practices' and '-Risk Considerations.'

GETTING STARTED . . .
Shares of the Funds are available through your financial representative and most banks, insurance companies and brokerage firms nationwide. Shares of each Fund can be purchased for a minimum initial investment of $250, and subsequent investments can be made for as little as $50. For detailed information about purchasing and selling shares, see 'Purchase and Sale of Shares.' In addition, the Funds offer several time and money saving services to investors. Be sure to ask your financial representative about:

AUTOMATIC REINVESTMENT
AUTOMATIC INVESTMENT PROGRAM
RETIREMENT PLANS
SHAREHOLDER COMMUNICATIONS
DIVIDEND DIRECTION PLANS
AUTO EXCHANGE
SYSTEMATIC WITHDRAWALS
CHECK-WRITING
A CHOICE OF PURCHASE PLANS
TELEPHONE TRANSACTIONS
24 HOUR INFORMATION

ALLIANCE
MUTUAL FUNDS WITHOUT THE MYSTERY

R/SM These are registered marks used under licenses from the owner, Alliance Capital Management L.P.


3



                              EXPENSE INFORMATION
_______________________________________________________________________________

SHAREHOLDER TRANSACTION EXPENSES are one of several factors to consider when you invest in a Fund. The following tables summarize your maximum transaction costs from investing in a Fund, other than WORLD INCOME, and annual operating expenses for each class of shares of each Fund. WORLD INCOME, which has only one class of shares, has no sales charge on purchases or reinvested dividends, deferred sales charge, redemption fee or exchange fee. For each Fund, the 'Examples' below show the cumulative expenses attributable to a hypothetical $1,000 investment, assuming a 5% annual return, in each class for the periods specified.


                                 CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
                                 --------------  --------------  --------------
Maximum sales charge imposed
  on purchases (as a percentage
  of offering price)                 4.25%(a)         None            None
Sales charge imposed on dividend
  reinvestments                       None            None            None
Deferred sales charge(as a
  percentage of original purchase
  price or redemption proceeds,
  whichever is lower)                 None            3.0%            None
                                                   during the
                                                   first year,
                                                 decreasing 1.0%
                                                 annually to 0%
                                                   after the
                                                  third year (b)
Exchange fee                          None            None            None
_______________________________________________________________________________

(A) REDUCED FOR LARGER PURCHASES. SEE 'PURCHASE AND SALE OF SHARES-HOW TO BUY SHARES' -PAGE 36.
(B) CLASS B SHARES OF EACH FUND AUTOMATICALLY CONVERT TO CLASS A SHARES AFTER SIX YEARS. SEE 'PURCHASE AND SALE OF SHARES-HOW TO BUY SHARES' -PAGE 36.


                   ANNUAL OPERATING EXPENSES                                              EXAMPLES
--------------------------------------------------------------   -------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT        CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                  -------   -------   -------                     -------   --------  ---------  -------
Management fees(b)(after
  waiver)                           None      None      None     After 1 year       $ 56      $ 51      $ 21      $ 21
12b-1 fees                          .30%     1.00%     1.00%     After 3 years      $ 85      $ 76      $ 66      $ 66
Other expenses(a)(b)(after                                       After 5 years      $116      $113      $113      $113
  reimbursement)                   1.10%     1.10%     1.10%     After 10 years     $203      $209      $209      $243
Total fund operating
  expenses(b)                      1.40%     2.10%     2.10%

U.S. GOVERNMENT                   CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                  -------   -------   -------                     -------   --------  ---------  -------
Management fees                     .53%      .53%      .53%     After 1 year       $ 52      $ 47      $ 17      $ 17
12b-1 fees                          .30%     1.00%     1.00%     After 3 years      $ 73      $ 64      $ 54      $ 54
Other expenses(a)                   .18%      .19%      .18%     After 5 years      $ 96      $ 93      $ 93      $ 93
Total fund operating                                             After 10 years     $161      $167      $167      $202
  expenses                         1.01%     1.72%     1.71%

MORTGAGE STRATEGY                 CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                  -------   -------   -------                     -------   --------  ---------  -------
Management fees                     .65%      .65%      .65%     After 1 year       $ 61      $ 57      $ 27      $ 27
12b-1 fees                          .30%     1.00%     1.00%     After 3 years      $101      $ 93      $ 83      $ 83
Other expenses                                                   After 5 years      $143      $141      $141      $142
  Interest expense                  .65%      .66%      .69%     After 10 years     $259      $266      $266      $301
  Other operating expenses(a)       .34%      .35%      .34%
Total other expenses                .99%     1.01%     1.03%
Total fund operating expenses(h)   1.94%     2.66%     2.68%

MORTGAGE SECURITIES INCOME        CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                  -------   -------   -------                     -------   --------  ---------  -------
Management fees                     .51%      .51%      .51%     After 1 year       $ 57      $ 52      $ 22      $ 22
12b-1 fees                          .30%     1.00%     1.00%     After 3 years      $ 87      $ 78      $ 68      $ 68
Other expenses                                                   After 5 years      $119      $117      $117      $116
  Interest expense                  .43%      .43%      .43%     After 10 years     $211      $217      $217      $250
  Other operating expenses(a)       .23%      .24%      .23%
Total other expenses                .66%      .67%      .66%
Total fund operating expenses(i)   1.47%     2.18%     2.17%



PLEASE REFER TO THE FOOTNOTES ON PAGE 5.


4



                 ANNUAL OPERATING EXPENSES                                             EXAMPLES
--------------------------------------------------------------    -------------------------------------------------------
WORLD INCOME
Management fees(c)(after waiver)               .49%               After 1 year                  $19
12b-1 fees(c)(after waiver)                    .68%               After 3 years                 $60
Other expenses(a)                              .73%               After 5 years                $103
Total fund operating expenses(c)              1.90%               After 10 years               $222

SHORT-TERM MULTI-MARKET            CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                   -------   -------   -------                     -------   --------  ---------  -------
Management fees                      .55%      .55%      .55%     After 1 year       $ 55      $ 50      $ 20      $ 20
12b-1 fees                           .30%     1.00%     1.00%     After 3 years      $ 82      $ 73      $ 63      $ 62
Other expenses(a)                    .44%      .45%      .43%     After 5 years      $110      $108      $108      $107
Total fund operating expenses       1.29%     2.00%     1.98%     After 10 years     $192      $198      $198      $231

MULTI-MARKET STRATEGY              CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                   -------   -------   -------                     -------   --------  ---------  -------
Management fees                      .60%      .60%      .60%     After 1 year       $ 58      $ 53      $ 23      $ 23
12b-1 fees                           .30%     1.00%     1.00%     After 3 years      $ 91      $ 82      $ 72      $ 72
Other expenses                                                    After 5 years      $125      $123      $123      $123
  Interest expense                   .07%      .07%      .07%     After 10 years     $223      $230      $230      $264
  Other operating expenses(a)        .62%      .63%      .63%
Total other expenses                 .69%      .70%      .70%
Total fund operating expenses(d)    1.59%     2.30%     2.30%

NORTH AMERICAN
GOVERNMENT INCOME                  CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                   -------   -------   -------                     -------   --------  ---------  -------
Management fees(e)                   .65%      .65%      .65%     After 1 year       $ 69      $ 64      $ 34      $ 34
12b-1 fees                           .30%     1.00%     1.00%     After 3 years      $123      $114      $104      $104
Other expenses                                                    After 5 years      $179      $177      $177      $177
  Interest expense                  1.16%     1.15%     1.15%     After 10 years     $333      $338      $338      $368
  Other operating expenses(a)        .59%      .60%      .60%
Total other expenses                1.75%     1.75%     1.75%
Total fund operating expenses(f)    2.70%     3.40%     3.40%

GLOBAL DOLLAR GOVERNMENT           CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                   -------   -------   -------                     -------   --------  ---------  -------
Management fees(g)                   .75%      .75%      .75%     After 1 year       $ 61      $ 57      $ 27      $ 27
12b-1 fees                           .30%     1.00%     1.00%     After 3 years      $101      $ 92      $ 82      $ 82
Other expenses(a)                                                 After 5 years      $142      $140      $140      $140
                                     .88%      .89%      .88      After 10 years     $258      $264      $264      $296
Total fund operating expenses       1.93%     2.64%     2.63%

CORPORATE BOND                     CLASS A   CLASS B   CLASS C                     CLASS A   CLASS B+  CLASS B++  CLASS C
                                   -------   -------   -------                     -------   --------  ---------  -------
Management fees(h)                   .63%      .63%      .63%     After 1 year       $ 55      $ 50      $ 20      $ 20
12b-1 fees                           .30%     1.00%     1.00%     After 3 years      $ 80      $ 72      $ 62      $ 61
Other expenses(a)                    .32%      .36%      .32%     After 5 years      $108      $107      $107      $105
Total fund operating expenses       1.25%     1.99%     1.95%     After 10 years     $187      $195      $195      $227


+ ASSUMES REDEMPTION AT END OF PERIOD AND, WITH RESPECT TO SHARES HELD TEN YEARS, CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER SIX YEARS.
++ ASSUMES NO REDEMPTION AT END OF PERIOD AND, WITH RESPECT TO SHARES HELD TEN YEARS, CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER SIX YEARS.
(A) THESE EXPENSES INCLUDE A TRANSFER AGENCY FEE PAYABLE TO ALLIANCE FUND SERVICES, INC., AN AFFILIATE OF ALLIANCE, BASED ON A FIXED DOLLAR AMOUNT CHARGED TO THE FUND FOR EACH SHAREHOLDER'S ACCOUNT. NET OF VOLUNTARY
(B) FEE WAIVERS AND EXPENSE REIMBURSEMENTS. ABSENT SUCH WAIVERS AND REIMBURSEMENTS, MANAGEMENT FEES WOULD HAVE BEEN .55%, OTHER EXPENSES
     WOULD HAVE BEEN 2.86% FOR CLASS A, 2.78% FOR CLASS B AND 2.68% FOR CLASS
     C AND TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN 3.71% FOR CLASS A, 4.33% FOR CLASS B AND 4.23% FOR CLASS C.
(C) NET OF VOLUNTARY FEE WAIVERS. ABSENT SUCH WAIVERS, ANNUALIZED MANAGEMENT FEES WOULD HAVE BEEN .65%, ANNUALIZED RULE 12B-1 FEES WOULD HAVE BEEN
     .90% AND ANNUALIZED TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN 2.28%.
(D) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.52%, FOR CLASS B, 2.23% AND FOR CLASS C, 2.23%.
(E) REPRESENTS .65 OF 1% OF THE AVERAGE DAILY VALUE OF THE FUND'S ADJUSTED TOTAL NET ASSETS.
(F) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.54%, FOR CLASS B, 2.25% AND FOR CLASS C, 2.25%.
(G) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.29%, FOR CLASS B, 2.00%, FOR CLASS C, 1.99%.
(H) EXCLUDING INTEREST EXPENSE, TOTAL FUND OPERATING EXPENSES WOULD HAVE BEEN FOR CLASS A, 1.04%, FOR CLASS B, 1.75%, FOR CLASS C, 1.74%


5



The purpose of the tables on pages 4 and 5 is to assist the investor in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Long-term shareholders of a Fund may pay aggregate sales charges totaling more than the economic equivalent of the maximum initial sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. See 'Management of the Funds-Distribution Services Agreements.' The Rule 12b-1 fee for each class comprises a service fee not exceeding .25% of the aggregate average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the Rule 12b-1 fee. With respect to each of MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME, 'interest expense' represents interest paid by the Fund on borrowings for the purpose of making additional portfolio investments. Such borrowings are intended to enable each of those Funds to produce higher net yields to shareholders than the Funds could pay without such borrowings. See 'Risk Considerations-Effects of Borrowing.' Excluding interest expense, total fund operating expenses of each of MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME would be lower (see notes (e) and (g) above) and the cumulative expenses shown in the Examples above with respect to those Funds would be lower. The management fee rate of GLOBAL DOLLAR GOVERNMENT is higher than that paid by most other investment companies, but Alliance believes the fee is comparable to those paid by investment companies of similar investment orientation. The expense ratios for Class B and Class C shares of MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME are higher than the expense ratios of most other mutual funds, but are comparable to the expense ratios of mutual funds whose shares are similarly priced. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLES SHOULD NOT BE CONSIDERED
REPRESENTATIVE OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


6

                             FINANCIAL HIGHLIGHTS
_______________________________________________________________________________

The tables on the following pages present, for each Fund, per share income and capital changes for a share outstanding throughout each period indicated. The information in the tables for SHORT-TERM U.S. GOVERNMENT has been audited by Price Waterhouse LLP, the independent accountants for the Fund, and for U.S. GOVERNMENT, MORTGAGE STRATEGY, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and CORPORATE BOND has been audited by Ernst & Young LLP, the independent auditors for each Fund. A report of Price Waterhouse LLP or Ernst & Young LLP, as the case may be, on the information with respect to each Fund appears in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are included in the Fund's Statement of Additional Information.

Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the 'Literature' telephone number shown on the cover of this Prospectus.


7



                                                     NET         NET
                                NET              REALIZED AND  INCREASE
                               ASSET        NET   UNREALIZED  (DECREASE)    DIVIDENDS  DISTRIBUTIONS
                               VALUE   INVESTMENT     GAIN    IN NET ASSET   FROM NET    FROM NET
                            BEGINNING     INCOME   (LOSS) ON   VALUE FROM   INVESTMENT    REALIZED
FISCAL YEAR OR PERIOD       OF PERIOD     (LOSS)  INVESTMENTS  OPERATIONS     INCOME       GAINS
---------------------       ---------  ---------- ----------- ------------ ----------- -------------

SHORT-TERM U.S. GOVERNMENT
CLASS A
Year Ended 8/31/95            $9.67        $.42        $.05        $.47       $(.41)      $0.00
Period Ended 8/31/94**         9.77         .14        (.09)        .05        (.12)       0.00
Year Ended 4/30/94            10.22         .35        (.29)        .06        (.42)       0.00
5/4/92+ to 4/30/93            10.00         .46         .34         .80        (.46)       (.12)

CLASS B
Year Ended 8/31/95            $9.78        $.36        $.04        $.40       $(.34)      $0.00
Period Ended 8/31/94**         9.88         .10        (.07)        .03        (.11)       0.00
Year Ended 4/30/94            10.31         .40        (.39)        .01        (.35)       0.00
5/4/92+ to 4/30/93            10.00         .38         .33         .71        (.38)       (.02)

CLASS C
Year Ended 8/31/95            $9.77        $.34        $.06        $.40       $(.34)      $0.00
Period Ended 8/31/94**         9.87         .10        (.07)        .03        (.11)       0.00
8/2/93++ to 4/30/94           10.34         .26        (.42)       (.16)       (.25)       0.00

U.S. GOVERNMENT
CLASS A
Year Ended 6/30/95            $7.84        $.64        $.13)       $.77       $(.65)      $0.00
Year Ended 6/30/94             8.64         .65        (.80)       (.15)       (.65)       0.00
Year Ended 6/30/93             8.34         .69         .29         .98        (.68)       0.00
Year Ended 6/30/92             8.01         .70         .35        1.05        (.72)       0.00
Year Ended 6/30/91             8.14         .81        (.11)        .70        (.83)       0.00
Year Ended 6/30/90             8.49         .86        (.38)        .48        (.83)       0.00
Year Ended 6/30/89             8.51         .89        (.03)        .86        (.88)       0.00
Year Ended 6/30/88             8.90         .93        (.39)        .54        (.93)       0.00
Year Ended 6/30/87             9.24         .98        (.34)        .64        (.98)       0.00
12/1/85+ to 6/30/86            9.45         .63        (.21)        .42        (.63)       0.00

CLASS B
Year Ended 6/30/95            $7.84        $.58        $.13        $.71       $(.59)      $0.00
Year Ended 6/30/94             8.64         .59        (.80)       (.21)       (.59)       0.00
Year Ended 6/30/93             8.34         .62         .30         .92        (.62)       0.00
9/30/91++ to 6/30/92           8.25         .49         .09         .58        (.49)       0.00

CLASS C
Year Ended 6/30/95            $7.83        $.58        $.14        $.72       $(.59)      $0.00
Year Ended 6/30/94             8.64         .59        (.81)       (.22)       (.59)       0.00
4/30/93++ to 6/30/93           8.56         .10         .08         .18        (.10)       0.00

MORTGAGE SECURITIES INCOME
CLASS A
Six Months Ended 6/30/95
  (unaudited)                 $8.13        $.28        $.49        $.77       $(.30)      $0.00
Year Ended 12/31/94            9.29         .57       (1.13)       (.56)       (.58)       0.00
Year Ended 12/31/93            9.08         .67         .23         .90        (.67)       0.00
Year Ended 12/31/92            9.21         .77        (.09)        .68        (.81)       0.00
Year Ended 12/31/91            8.79         .88         .41        1.29        (.87)       0.00
Year Ended 12/31/90            8.76         .87         .03         .90        (.87)       0.00
Year Ended 12/31/89            8.81         .97        (.05)        .92        (.97)       0.00
Year Ended 12/31/88            9.03         .99        (.23)        .76        (.98)       0.00
Year Ended 12/31/87            9.74        1.00        (.68)        .32       (1.00)       (.03)
Year Ended 12/31/86            9.97        1.06        (.02)       1.04       (1.06)       (.21)
Year Ended 12/31/85            9.54        1.22         .43        1.65       (1.22)       0.00

CLASS B
Six Months Ended 6/30/95
  (unaudited)                 $8.13        $.28        $.46        $.74       $(.26)      $0.00
Year Ended 12/31/94            9.29         .51       (1.14)       (.63)       (.51)       0.00
Year Ended 12/31/93            9.08         .61         .22         .83        (.60)       0.00
1/30/92++ to 12/31/92          9.16         .68        (.08)        .60        (.68)       0.00

CLASS C
Six Months Ended 6/30/95
  (unaudited)                 $8.13        $.29        $.45        $.74       $(.26)      $0.00
Year Ended 12/31/94            9.29         .51       (1.14)       (.63)       (.51)       0.00
5/3/93++ to 12/31/93           9.30         .40        0.00         .40        (.40)       0.00

MORTGAGE STRATEGY
CLASS A
Six Months Ended 5/31/95
  (unaudited)                 $9.51        $.28       $(.03)       $.25       $(.27)      $(.00)
Year Ended 11/30/94            9.94         .42        (.32)        .10        (.48)       (.01)
Year Ended 11/30/93            9.84         .57         .11         .68        (.58)       0.00
6/1/92+ to 11/30/92           10.00         .35        (.17)        .18        (.34)       0.00

CLASS B
Six Months Ended 5/31/95
  (unaudited)                 $9.52        $.24       $(.03)      $(.21)      $(.23)      $0.00
Year Ended 11/30/94            9.94         .39        (.35)        .04        (.42)       (.01)
Year Ended 11/30/93            9.84         .49         .12         .61        (.51)       0.00
6/1/92+ to 11/30/92           10.00         .31        (.17)        .14        (.30)       0.00

CLASS C
Six Months Ended 5/31/95
  (unaudited)                 $9.52        $.25       $(.04)       $.21       $(.23)      $0.00
Year Ended 11/30/94            9.94         .37        (.33)        .04        (.42)       (.01)
5/3/93++ to 11/30/93           9.98         .27        (.03)        .24        (.28)       0.00

WORLD INCOME
Six Months Ended 4/30/95
  (unaudited)                 $1.88        $.06       $(.22)      $(.16)      $(.05)      $0.00
Year Ended 10/31/94            1.90         .18        (.12)        .06        (.05)       0.00
Year Ended 10/31/93            1.91         .22        (.16)        .06        (.07)       0.00
Year Ended 10/31/92            1.98         .19        (.17)        .02        (.09)       0.00
12/3/90+ to 10/31/91           2.00         .14        (.03)        .11        (.13)       0.00


PLEASE REFER TO THE FOOTNOTES ON PAGE 12.


8



                                                     TOTAL                              RATIO OF NET
 DISTRIBUTIONS                                     INVESTMENT   NET ASSETS                INVESTMENT
    IN EXCESS                TOTAL                   RETURN     AT END OF       RATIO      INCOME
     OF NET      RETURN    DIVIDENDS    NET ASSET   BASED ON     PERIOD      OF EXPENSES    (LOSS)     PORTFOLIO
   INVESTMENT      OF         AND       VALUE END   NET ASSET    (000'S      TO AVERAGE   TO AVERAGE   TURNOVER
      NCOME     CAPITAL  DISTRIBUTIONS  OF PERIOD   VALUE (B)    OMITTED)    NET ASSETS   NET ASSETS     RATE
-------------- --------  -------------  ---------  ----------  -----------  ------------- -----------  ---------
     $(.03)      $0.00       $(.44)      $ 9.70        5.14%    $   2,997      1.40%(d)      4.56%         15%
      (.03)(a)    0.00        (.15)(c)     9.67         .53         2,272      1.40(d)       3.98         144
      (.09)(a)    0.00        (.51)(c)     9.77         .52         2,003      1.27(d)       4.41          55
      0.00        0.00        (.58)(c)    10.22        8.20         6,081      1.00*(d)      4.38*        294

     $(.03)      $0.00       $(.37)      $ 9.81        4.32%    $   6,380      2.10%(d)      3.80%         15%
      (.02)(a)    0.00        (.13)(c)     9.78         .28         6,281      2.10(d)       3.22         144
      (.09)(a)    0.00        (.44)(c)     9.88         .03         7,184      2.05(d)       3.12          55
      0.00        0.00        (.40)(c)    10.31        7.22         1,292      1.75*(d)      3.36*        294

     $(.03)      $0.00       $(.37)      $ 9.80        4.33%    $   5,180      2.10%(d)      3.80%         15%
      (.02)(a)    0.00        (.13)(c)     9.77         .28         7,128      2.10(d)       3.26         144
      (.06)(a)    0.00        (.31)(c)     9.87       (1.56)        8,763      2.10*(d)      2.60*         55


     $0.00       $0.00       $(.65)      $ 7.96       10.37%    $ 463,660      1.01%         8.27%        190%
      0.00        0.00        (.65)        7.84       (1.93)      482,595      1.02          7.76         188
      0.00        0.00        (.68)        8.64       12.23       527,968      1.10          8.04         386
      0.00        0.00        (.72)        8.34       13.52       492,448      1.12          8.43         418
      0.00        0.00        (.83)        8.01        8.97       491,910      1.07         10.02         402
      0.00        0.00        (.83)        8.14        5.99       510,675      1.09         10.35         455
      0.00        0.00        (.88)        8.49       10.87       532,525      1.11         10.70         148
      0.00        0.00        (.93)        8.51        6.41       529,909      1.14         10.70         149
      0.00        0.00        (.98)        8.90        7.00       496,600      1.07(d)      10.36         255
      0.00        0.00        (.63)        9.24        4.53       128,870      1.01*(d)      9.30*        193

     $0.00       $0.00       $(.59)      $ 7.96        9.52%    $ 774,097      1.72%         7.57%        190%
      0.00        0.00        (.59)        7.84       (2.63)      756,282      1.72          7.04         188
      0.00         .00        (.62)        8.64       11.45       552,471      1.81          7.25         386
      0.00         .00        (.49)        8.34        6.95        32,227      1.80*         7.40*        418

     $0.00       $0.00       $(.59)      $ 7.96        9.67%    $ 181,948      1.71%         7.59%        190%
      0.00        0.00        (.59)        7.83       (2.75)      231,859      1.70          6.97         188
      0.00         .00        (.10)        8.64        2.12        67,757      1.80*         6.00*        386


     $0.00       $0.00       $(.30)      $ 8.60        9.54%    $ 535,191      1.47%*        6.86%*       158%
      0.00        (.02)       (.60)        8.13       (6.14)      553,889      1.29          6.77         438
      (.02)       0.00        (.69)        9.29       10.14       848,069      1.00          7.20         622
      0.00        0.00        (.81)        9.08        7.73       789,898      1.18          8.56         555
      0.00        0.00        (.87)        9.21       15.44       544,171      1.16          9.92         439
      0.00        0.00        (.87)        8.79       11.01       495,353      1.12         10.09         393
      0.00        0.00        (.97)        8.76       10.98       556,077      1.13         11.03         328
      0.00        0.00        (.98)        8.81        8.64       619,572      1.11         10.80         239
      0.00        0.00       (1.03)        9.03        3.49       682,650      1.15         10.79         211
      0.00        0.00       (1.27)        9.74       11.18       756,730      1.00         10.86         190
      0.00        0.00       (1.22)        9.97       18.35       609,566       .87         12.30         164

     $0.00       $0.00       $(.26)      $ 8.61        9.26%   $  850,246      2.18%*        6.15%*       158%
      0.00        (.02)       (.53)        8.13       (6.84)      921,418      2.00          6.05         438
      (.02)       0.00        (.62)        9.29        9.38     1,454,303      1.70          6.47         622
      0.00        0.00        (.68)        9.08        7.81     1,153,957      1.67*         5.92*        555

     $0.00       $0.00       $(.26)      $ 8.61        9.26%    $  51,991      2.17%*        6.16%*       158%
      0.00        (.02)       (.53)        8.13       (6.84)       58,338      1.97          6.06         438
      (.01)       0.00        (.41)        9.29        4.34        91,724      1.67*         5.92*        622


     $0.00       $0.00       $(.27)      $ 9.49        2.64%    $  34,094      1.94%*(e)     5.53%*       197%
      0.00        (.04)       (.53)        9.51        1.03        43,173      1.34(e)       4.78         375
      0.00        0.00        (.58)        9.94        7.02        59,215      1.54(e)       5.66         499
      0.00        0.00        (.34)        9.84        1.84        24,186      1.44*(d)(e)   6.58*(d)     101

     $0.00       $0.00       $(.23)      $ 9.50        2.28%    $ 109,749      2.66%*(e)     4.83%*       197%
      0.00        (.03)       (.46)        9.52         .42       136,458      2.08(e)       4.12         375
      0.00        0.00        (.51)        9.94        6.27       168,157      2.26(e)       4.98         499
      0.00        0.00        (.30)        9.84        1.50       149,188      2.13*(d)(e)   6.01*(d)     101

     $0.00       $0.00       $(.23)      $ 9.50        2.28%      $92,940      2.68%*(e)     4.84%*       197%
      0.00        (.03)       (.46)        9.52         .42       141,838      2.04(e)       4.10         375
      0.00        0.00        (.28)        9.94        2.40       228,703      1.58*(e)      3.70*        499

     $0.00       $0.00       $(.05)      $ 1.67       (8.60)%   $  66,180      1.90%(d)      6.39%(d)     N/A
      0.00        (.03)       (.08)        1.88        3.27       103,310      1.70(d)       3.96(d)      N/A
      0.00        0.00        (.07)        1.90        3.51       149,623      1.54 (d)      5.14(d)      N/A
      0.00        0.00        (.09)        1.91        1.26       318,716      1.59(d)       7.21(d)      N/A
      0.00        0.00        (.13)        1.98        6.08     1,059,222      1.85*(d)      7.29*(d)     N/A


PLEASE REFER TO THE FOOTNOTES ON PAGE 12.


9



                                                      NET        NET
                                NET              REALIZED AND  INCREASE
                               ASSET        NET   UNREALIZED  (DECREASE)    DIVIDENDS  DISTRIBUTIONS
                               VALUE   INVESTMENT     GAIN    IN NET ASSET   FROM NET    FROM NET
                            BEGINNING     INCOME   (LOSS) ON   VALUE FROM   INVESTMENT    REALIZED
FISCAL YEAR OR PERIOD       OF PERIOD     (LOSS)  INVESTMENTS  OPERATIONS     INCOME       GAINS
---------------------       ---------  ---------- ----------- ------------ ----------- -------------
SHORT-TERM MULTI-MARKET
CLASS A
Six Months Ended 4/30/95
  (unaudited)                 $8.71        $.27      $(1.18)      $(.91)      $(.36)      $0.00
Year Ended 10/31/94            9.25         .93        (.86)        .07        0.00        0.00
Year Ended 10/31/93            9.25         .92        (.32)        .60        (.60)       0.00
Year Ended 10/31/92            9.94         .91        (.86)        .05        (.72)       (.02)
Year Ended 10/31/91            9.89         .97         .06        1.03        (.97)       (.01)
Year Ended 10/31/90            9.69        1.09         .19        1.28       (1.08)       0.00
5/5/89+ to 10/31/89            9.70         .53        (.01)        .52        (.53)       0.00

CLASS B
Six Months Ended 4/30/95
  (unaudited)                 $8.71        $.25      $(1.18)      $(.93)      $(.33)      $0.00
Year Ended 10/31/94            9.25         .94        (.93)        .01        0.00        0.00
Year Ended 10/31/93            9.25         .87        (.34)        .53        (.53)       0.00
Year Ended 10/31/92            9.94         .84        (.86)       (.02)       (.65)       (.02)
Year Ended 10/31/91            9.89         .89         .07         .96        (.90)       (.01)
2/5/90++ to 10/31/90           9.77         .74         .12         .86        (.74)       0.00

CLASS C
Six Months Ended 4/30/95
  (unaudited)                 $8.71        $.23      $(1.16)      $(.93)      $(.33)      $0.00
Year Ended 10/31/94            9.25         .58        (.57)        .01        0.00        0.00
5/3/93++ to 10/31/93           9.18         .28         .05         .33        (.26)       0.00

MULTI-MARKET STRATEGY
CLASS A
Six Months Ended 4/30/95
  (unaudited)                 $8.04        $.27      $(1.22)      $(.95)      $(.33)      $0.00
Year Ended 10/31/94            8.94         .85       (1.08)       (.23)       (.09)       0.00
Year Ended 10/31/93            8.85        1.02        (.26)        .76        (.67)       0.00
Year Ended 10/31/92            9.91        1.00       (1.23)       (.23)       (.81)       (.02)
5/29/91+ to 10/28/91          10.00         .42        (.09)        .33        (.42)       0.00

CLASS B
Six Months Ended 4/30/95
  (unaudited)                 $8.04        $.24      $(1.21)      $(.97)      $(.30)      $0.00
Year Ended 10/31/94            8.94         .88       (1.18)       (.30)       (.08)       0.00
Year Ended 10/31/93            8.85         .92        (.22)        .70        (.61)       0.00
Year Ended 10/31/92            9.91        1.04       (1.34)       (.30)       (.74)       (.02)
5/29/91+ to 10/28/91          10.00         .39        (.09)        .30        (.39)       0.00

CLASS C
Six Months Ended 4/30/95
  (unaudited)                 $8.04        $.25      $(1.23)      $(.98)      $(.30)      $0.00
Year Ended 10/31/94            8.94         .46        (.75)       (.29)       (.09)       0.00
5/3/93++ to 10/31/93           8.76         .32         .16         .48        (.30)       0.00

NORTH AMERICAN GOVERNMENT INCOME
CLASS A
Six Months Ended 5/31/95
  (unaudited)                $ 8.13       $ .54      $(1.21)      $(.67)      $(.48)      $0.00
Year Ended 11/30/94           10.35        1.02       (2.12)      (1.10)       (.91)       0.00
Year Ended 11/30/93            9.70        1.09         .66        1.75       (1.09)       (.01)
3/27/92+ to 11/30/92          10.00         .69        (.31)        .38        (.68)       0.00

CLASS B
Six Months Ended 5/31/95
  (unaudited)                $ 8.13       $ .51      $(1.21)      $(.70)      $(.45)      $0.00
Year Ended 11/30/94           10.35         .96       (2.13)      (1.17)       (.84)       0.00
Year Ended 11/30/93            9.70        1.01         .67        1.68       (1.02)       (.01)
3/27/92+ to 11/30/92          10.00         .64        (.31)        .33        (.63)       0.00

CLASS C
Six Months Ended 5/31/95
  (unaudited)                $ 8.13       $ .51      $(1.21)      $(.70)      $(.45)      $0.00
Year Ended 11/30/94           10.34         .96       (2.12)      (1.16)       (.84)       0.00
5/3/93++ to 11/30/93          10.04         .58         .30         .88        (.58)       0.00

GLOBAL DOLLAR GOVERNMENT
CLASS A
Year Ended 8/31/95           $ 9.14       $ .86      $(1.10)      $(.24)      $(.88)      $0.00
2/25/94+ to 8/31/94           10.00         .45        (.86)       (.41)       (.45)       0.00

CLASS B
Year Ended 8/31/95           $ 9.14       $ .80      $(1.11)      $(.31)      $(.81)      $0.00
2/25/94+ to 8/31/94           10.00         .42        (.86)       (.44)       (.42)       0.00

CLASS C
Year Ended 8/31/95           $ 9.14       $ .79      $(1.10)      $(.31)      $(.81)      $0.00
2/25/94+ to 8/31/94           10.00         .42        (.86)       (.44)       (.42)       0.00

CORPORATE BOND
CLASS A
Year Ended 6/30/95           $12.51       $1.19      $  .36       $1.55      $(1.14)      $0.00
Year Ended 6/30/94            14.15        1.11       (1.36)       (.25)      (1.11)       (.25)
Year Ended 6/30/93            12.01        1.25        2.13        3.38       (1.24)       0.00
Year Ended 6/30/92            11.21        1.06         .82        1.88       (1.08)       0.00
Year Ended 6/30/91            11.39        1.11        (.06)       1.05       (1.23)       0.00
Year Ended 6/30/90            12.15        1.24        (.86)        .38       (1.14)       0.00
Year Ended 6/30/89            11.82        1.12         .32        1.44       (1.11)       0.00
Year Ended 6/30/88            12.24        1.10        (.38)        .72       (1.14)       0.00
Nine Months Ended 6/30/87     12.25         .86        (.06)        .80        (.81)       0.00
Year Ended 9/30/86            11.52        1.20         .73        1.93       (1.20)       0.00
Year Ended 9/30/85            10.50        1.24        1.04        2.28       (1.26)       0.00

CLASS B
Year Ended 6/30/95           $12.50       $1.11      $  .36       $1.47      $(1.05)      $0.00
Year Ended 6/30/94            14.15        1.02       (1.37)       (.35)      (1.04)       (.25)
1/8/93++ to 6/30/93           12.47         .49        1.69        2.18        (.50)       0.00

CLASS C
Year Ended 6/30/95           $12.50       $1.10      $  .38       $1.48      $(1.05)      $0.00
Year Ended 6/30/94            14.15        1.02       (1.37)       (.35)      (1.05)       (.25)
5/30/93++ to 6/30/93          13.63         .16         .53         .69        (.17)       0.00


PLEASE REFER TO THE FOOTNOTES ON PAGE 12.


10



                                                    TOTAL                               RATIO OF NET
 DISTRIBUTIONS                                    INVESTMENT   NET ASSETS                 INVESTMENT
    IN EXCESS                TOTAL                  RETURN     AT END OF        RATIO      INCOME
     OF NET      RETURN    DIVIDENDS    NET ASSET  BASED ON     PERIOD       OF EXPENSES    (LOSS)    PORTFOLIO
   INVESTMENT      OF         AND       VALUE END  NET ASSET    (000'S       TO AVERAGE   TO AVERAGE  TURNOVER
      NCOME     CAPITAL  DISTRIBUTIONS  OF PERIOD  VALUE (B)    OMITTED)     NET ASSETS   NET ASSETS    RATE
-------------- --------  ------------- ---------- ----------  ------------  ------------- ----------- ---------
     $0.00       $0.00       $(.36)     $ 7.44      (10.52)%  $  377,025       1.29%*        7.32%*      119%
      0.00        (.61)       (.61)       8.71         .84       593,677       1.13          7.28        109
      0.00        0.00        (.60)       9.25        6.67       953,571       1.16          8.26        182
      0.00        0.00        (.74)       9.25         .49     1,596,903       1.10          9.00        133
      0.00        0.00        (.98)       9.94       10.91     2,199,393       1.09          9.64        146
      0.00        0.00       (1.08)       9.89       13.86     1,346,035       1.18         10.81        152
      0.00        0.00        (.53)       9.69        5.57       210,294       1.14*        10.83*        10
     $0.00       $0.00       $(.33)     $ 7.45      (10.76)%    $633,287       2.00%*        6.62%*      119%
      0.00        (.55)       (.55)       8.71         .12     1,003,633       1.85          6.58        109
      0.00        0.00        (.53)       9.25        5.91     1,742,703       1.87          7.57        182
      0.00        0.00        (.67)       9.25        (.24)    2,966,071       1.81          8.28        133
      0.00        0.00        (.91)       9.94       10.11     3,754,003       1.81          8.87        146
      0.00        0.00        (.74)       9.89        9.07     1,950,330       1.86*         9.90*       152
     $0.00       $0.00       $(.33)     $ 7.45      (10.76)%      $4,168       1.98%*        6.59%*      119%
      0.00        (.55)       (.55)       8.71         .12         8,136       1.83          6.50        109
      0.00        0.00        (.26)       9.25        3.66         5,538       1.82*         7.19*       182

     $0.00       $0.00       $(.33)     $ 6.76      (11.83)%  $   33,998       1.59%*(f)     7.80%*      156%
      0.00        (.58)       (.67)       8.04       (2.64)       52,385       1.41(f)       7.17        605
      0.00        0.00        (.67)       8.94        9.01        82,977       1.94(f)       9.17(g)     200
      0.00        0.00        (.83)       8.85       (2.80)      141,526       2.53(f)      10.58(g)     239
      0.00        0.00        (.42)       9.91        3.68       143,594       2.81*(f)     10.17*(g)    121
     $0.00       $0.00       $(.30)     $ 6.77      (12.09)%  $  141,783       2.30%*(f)     7.10%*      156%
      0.00        (.52)       (.60)       8.04       (3.35)      233,896       2.11(f)       6.44        605
      0.00        0.00        (.61)       8.94        8.25       431,186       2.64(f)       8.46(g)     200
      0.00        0.00        (.76)       8.85       (3.51)      701,465       3.24(f)       9.83(g)     239
      0.00        0.00        (.39)       9.91        3.36       662,981       3.53*(f)      9.40*(g)    121
     $0.00       $0.00       $(.30)     $ 6.76      (12.22)%        $856       2.30%*(f)     7.15%*      156%
      0.00        (.52)       (.61)       8.04       (3.34)        1,252       2.08(f)       6.10%       605%
      0.00        0.00        (.30)       8.94        5.54           718       2.44*(f)      7.17*(g)    200

     $0.00       $0.00       $(.48)     $ 6.98       (7.18)%  $  236,421       2.70%*(f)    17.21%*       60%
      0.00        (.21)      (1.12)       8.13      (11.32)      303,538       1.70(f)      11.22        131
      0.00        0.00       (1.10)      10.35       18.99       268,233       1.61(f)      10.77        254
      0.00        0.00        (.68)       9.70        3.49        61,702       2.45*(d)(f)  10.93*(d)     86
     $0.00       $0.00       $(.45)     $ 6.98       (7.81)%  $1,157,639       3.40%*(f)    16.44%*       60%
      0.00        (.21)      (1.05)       8.13      (11.89)    1,639,602       2.41(f)      10.53        131
      0.00        0.00       (1.03)      10.35       18.15     1,313,591       2.31(f)      10.01        254
      0.00        0.00        (.63)       9.70        3.30       216,317       3.13*(d)(f)  10.16*(d)     86
     $0.00       $0.00       $(.45)     $ 6.98       (7.69)%  $  232,577       3.40%*(f)    16.44%*       60%
      0.00        (.21)      (1.05)       8.13      (11.89)      369,714       2.39(f)      10.46        131
      0.00        0.00        (.58)      10.34        9.00       310,230       2.21*(f)      9.74*       254

     $0.00       $0.00       $(.88)     $ 8.02       (1.48)%  $   12,020       1.93%        11.25%       301%
      0.00        0.00        (.45)       9.14       (3.77)       10,995        .75*(d)      9.82*       100
     $0.00       $0.00       $(.81)     $ 8.02       (2.40)%  $   62,406       2.64%*       10.52%       301%
      0.00        0.00        (.42)       9.14       (4.17)       47,030       1.45*(d)      9.11*       100
     $0.00       $0.00       $(.81)     $ 8.02       (2.36)%  $    9,330       2.63%*       10.46%       301%
      0.00        0.00        (.42)       9.14       (4.16)       10,404       1.45*(d)      9.05*       100

     $0.00       $0.00      $(1.14)     $12.92       13.26%   $  230,750       1.24%         9.70%       387%
      (.03)       0.00       (1.39)      12.51       (2.58)      219,182       1.30          7.76        372
      0.00        0.00       (1.24)      14.15       29.62       216,171       1.39          9.29        579
      0.00        0.00       (1.08)      12.01       17.43        60,356       1.48          8.98        610
      0.00        0.00       (1.23)      11.21        9.71        62,268       1.44          9.84        357
      0.00        0.00       (1.14)      11.39        3.27        68,049       1.51         10.70        480
      0.00        0.00       (1.11)      12.15       12.99        52,381       1.84          9.53        104
      0.00        0.00       (1.14)      11.82        6.24        37,587       1.81          9.24         98
      0.00        0.00        (.81)      12.24        7.32        41,072       1.27          9.17         95
      0.00        0.00       (1.20)      12.25       17.19        45,178       1.08          9.80        240
      0.00        0.00       (1.26)      11.52       22.66        40,631       1.15         11.00        142
      0.00        0.00       (1.26)      10.50        6.44        36,435       1.18         11.88         10
     $0.00       $0.00      $(1.05)     $12.92       12.54%   $  241,393       1.99%         9.07%       387%
      (.01)       0.00       (1.30)      12.50       (3.27)      184,129       2.00          7.03        372
      0.00        0.00         (50)      14.15       17.75        55,508       2.10*         7.18*       579
     $0.00       $0.00      $(1.05)     $12.93       12.62%   $   51,028       1.84%         8.95%       387%
      0.00        0.00       (1.30)      12.50       (3.27)       50,860       1.99          6.98        372
      0.00        0.00        (.17)      14.15        5.08         5,115       2.05*         5.51*       579

PLEASE REFER TO THE FOOTNOTES ON PAGE 12.


11



+    PRIOR TO JULY 22, 1993, EQUITABLE CAPITAL MANAGEMENT CORPORATION
('EQUITABLE') SERVED AS THE INVESTMENT ADVISER TO THE ALLIANCE PORTFOLIOS (THE 'TRUST'), OF WHICH SHORT-TERM U.S. GOVERNMENT IS A SERIES. ON JULY 22, 1993, ALLIANCE ACQUIRED THE BUSINESS AND SUBSTANTIALLY ALL OF THE ASSETS OF EQUITABLE AND BECAME INVESTMENT ADVISER OF THE TRUST.

+    COMMENCEMENT OF OPERATIONS.

++   COMMENCEMENT OF DISTRIBUTION.

*    ANNUALIZED.

**   REFLECTS NEWLY ADOPTED FISCAL YEAR END.

(A) INCLUDES WITH RESPECT TO SHORT-TERM U.S. GOVERNMENT A RETURN OF CAPITAL FOR THE YEAR ENDED APRIL 30, 1994 OF $(0.08) FOR CLASS A, $(0.08) FOR CLASS B AND $(0.05) FOR CLASS C AND FOR THE PERIOD ENDED AUGUST 31, 1994 OF $(0.03) FOR CLASS A AND $(0.02) FOR CLASS B AND CLASS C.

(B) TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING AN INITIAL INVESTMENT MADE AT THE NET ASSET VALUE AT THE BEGINNING OF THE PERIOD, REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AT THE NET ASSET VALUE DURING THE PERIOD, AND A REDEMPTION ON THE LAST DAY OF THE PERIOD. INITIAL SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE IS NOT REFLECTED IN THE CALCULATION OF TOTAL INVESTMENT RETURN. TOTAL INVESTMENT RETURNS CALCULATED FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(C) 'TOTAL DIVIDENDS AND DISTRIBUTIONS' INCLUDES DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME AND RETURN OF CAPITAL. SHORT-TERM U.S. GOVERNMENT HAD DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME WITH RESPECT TO CLASS A SHARES, FOR THE YEAR ENDED APRIL 30, 1994, OF $(.01); WITH RESPECT TO CLASS B SHARES, $(.01); AND WITH RESPECT TO CLASS C SHARES, $(.01).

(D) NET OF EXPENSES ASSUMED AND/OR WAIVED/REIMBURSED. IF SHORT-TERM U.S. GOVERNMENT HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 2.20% (ANNUALIZED) FOR 1993, 2.17% FOR THE YEAR ENDED APRIL 30, 1994, 2.95% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31,
1994, 3.71% FOR THE YEAR ENDED AUGUST 31, 1995; WITH
RESPECT TO CLASS B SHARES, 4.81% (ANNUALIZED) FOR 1993, 3.21% FOR THE YEAR ENDED APRIL 30, 1994, 3.60% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31,
1994, 4.33% FOR THE YEAR ENDED AUGUST 31, 1995; AND WITH
RESPECT TO CLASS C SHARES, 3.10% (ANNUALIZED) FOR THE YEAR ENDED APRIL 30, 1994, 3.64% (ANNUALIZED) FOR THE PERIOD ENDED AUGUST 31, 1994, 4.23% FOR THE YEAR ENDED AUGUST 31, 1995. IF U.S. GOVERNMENT HAD BORNE ALL
EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN 1.22% FOR 1986 AND 1.09% FOR 1987. IF MORTGAGE STRATEGY HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.55% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 2.28% (ANNUALIZED) FOR 1992. THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 6.47% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 5.86% (ANNUALIZED) FOR 1992. IF WORLD INCOME HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN 1.87% FOR 1992, 1.92% FOR 1993, 2.08% FOR 1994, AND 3.36% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995. IF NORTH AMERICAN GOVERNMENT INCOME HAD BORNE ALL EXPENSES, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 2.49% (ANNUALIZED) FOR 1992; AND WITH RESPECT TO CLASS B SHARES, 3.16% (ANNUALIZED) FOR 1992. IF GLOBAL DOLLAR GOVERNMENT HAD BORNE ALL EXPENSES FOR THE PERIOD FEBRUARY 25, 1994 TO AUGUST 31, 1994, THE EXPENSE RATIOS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.91% (ANNUALIZED); WITH RESPECT TO CLASS B SHARES, 2.63% (ANNUALIZED); AND WITH RESPECT TO CLASS C SHARES, 2.59% (ANNUALIZED).

(E) INCLUDES INTEREST EXPENSES. IF MORTGAGE STRATEGY HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.42% (ANNUALIZED) FOR 1992, 1.33% FOR 1993, 1.20% FOR 1994, AND 1.29% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995; WITH RESPECT TO CLASS B SHARES, 2.10% (ANNUALIZED) FOR 1992, 2.07% FOR 1993, 1.91% FOR 1994, AND 2.00% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995; AND WITH RESPECT TO CLASS C SHARES, 1.74% (ANNUALIZED) FOR 1993 AND 1.89% FOR 1994, 1.99% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995.

(F) INCLUDES INTEREST EXPENSES. IF MULTI-MARKET STRATEGY HAD NOT BORNE INTEREST EXPENSES OR LOAN FEES, THE RATIO OF EXPENSES TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 1.33% (ANNUALIZED) FOR 1991, 1.33% FOR 1992, 1.40% FOR 1993 AND 1.30% FOR 1994, 1.52% (ANNUALIZED) FOR THE
SIX MONTHS ENDED APRIL 30, 1995; WITH RESPECT TO CLASS B SHARES, 2.05% (ANNUALIZED) FOR 1991, 2.05% FOR 1992, 2.11% FOR 1993 AND 2.01% FOR 1994, 2.23%
(ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995; AND WITH RESPECT TO CLASS C SHARES, 2.11% (ANNUALIZED) FOR 1993 AND 1.99% FOR 1994, 2.23% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995. IF NORTH AMERICAN GOVERNMENT INCOME HAD NOT BORNE INTEREST EXPENSES, THE RATIO OF EXPENSES (NET OF INTEREST EXPENSES) TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A
SHARES, 1.66% (ANNUALIZED) FOR 1992, 1.33% FOR 1993 AND 1.37% FOR 1994,
1.54% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995; WITH RESPECT TO CLASS B SHARES, 2.35% (ANNUALIZED) FOR 1992, 2.04% FOR 1993 AND 2.07% FOR
1994, 2.25% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995; AND WITH RESPECT TO CLASS C SHARES, 2.04% (ANNUALIZED) FOR 1993 AND 2.06% FOR 1994, 2.25% (ANNUALIZED) FOR THE SIX MONTHS ENDED APRIL 30, 1995.

(G) INCLUDES LOAN FEES. IF MULTI-MARKET STRATEGY HAD NOT INCURRED LOAN FEES, THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN WITH RESPECT TO CLASS A SHARES, 11.65% (ANNUALIZED) FOR 1991, 11.78% FOR 1992 AND 9.73% FOR 1993; WITH RESPECT TO CLASS B SHARES, 10.88% (ANNUALIZED) FOR 1991, 11.02% FOR 1992 AND 8.99% FOR 1993; AND WITH RESPECT TO CLASS C SHARES, 7.50% (ANNUALIZED) FOR 1993.



12




                                     GLOSSARY
_______________________________________________________________________________

The following terms are frequently used in this Prospectus. Many of these terms are explained in greater detail under 'Description of the Funds-Additional Investment Practices' and in Appendix A.

BONDS are fixed, floating and variable rate debt obligations.

DEBT SECURITIES are bonds, debentures, notes, bills and repurchase agreements.

FIXED-INCOME SECURITIES are debt securities, convertible securities and preferred stocks and include floating rate and variable rate instruments. Fixed-income securities may be rated (or if unrated, for purposes of the Funds' investment policies may be determined by Alliance to be of equivalent quality to those rated) TRIPLE-A (Aaa or AAA), HIGH QUALITY (Aa or AA or above), HIGH GRADE (A or above) or INVESTMENT GRADE (Baa or BBB or above) by, as the case may be, Moody's, S&P, Duff & Phelps or Fitch, or may be lower-rated securities, as defined below. In the case of 'split-rated' fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P, or, to take another example, Ba by Moody's and BB by S&P but B by Fitch), a Fund will use the rating deemed by Alliance to be the most appropriate under the circumstances.

LOWER-RATED SECURITIES are fixed-income securities rated Ba and BB or below, or determined by Alliance to be of equivalent quality and are commonly referred to as 'junk bonds.'

EQUITY SECURITIES are common and preferred stocks, securities convertible into common and preferred stocks and rights and warrants to subscribe for the purchase of common and preferred stocks.

CONVERTIBLE SECURITIES are bonds, debentures, corporate notes and preferred stocks that are convertible into common and preferred stock.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury and those backed only by the credit of the issuing agency itself. The first category includes U.S. TREASURY SECURITIES (which are U.S. Treasury bills, notes and bonds) and certificates issued by GNMA (see below). U.S. Government securities not backed by the full faith and credit of the United States include certificates issued by FNMA and FHLMC (see below).

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related and private organizations. These securities include:

  ARMS, which are adjustable-rate mortgage securities, SMRS, which are stripped mortgage-related securities, CMOS, which are collateralized mortgage obligations, GNMA CERTIFICATES, which are securities issued by the Government National
    Mortgage Association,
  FNMA CERTIFICATES, which are securities issued by the Federal National
    Mortgage Association, and
  FHLMC CERTIFICATES, which are securities issued by the Federal Home Loan
    Mortgage Corporation.

INTEREST-ONLY or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and another of which is the PRINCIPAL-ONLY or PO class, which class receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

LIBOR is the London Interbank Offered Rate.

MOODY'S is Moody's Investors Service, Inc.

S&P is Standard & Poor's Ratings Services.

DUFF & PHELPS is Duff & Phelps Credit Rating Co.

FITCH is Fitch Investors Service, Inc.

PRIME COMMERCIAL PAPER is commercial paper rated Prime-1 or higher by Moody's, A-1 or higher by S&P, Fitch-1 by Fitch or Duff 1 by Duff & Phelps.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation.

RULE 144A SECURITIES are securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the 'SECURITIES ACT').

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

13



                           DESCRIPTION OF THE FUNDS
_______________________________________________________________________________

Except as noted, (i) the Funds' investment objectives are 'fundamental' and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. No Fund will change a non-fundamental objective or policy without notifying its shareholders. There is no guarantee that any Fund will achieve its investment objective.

INVESTMENT OBJECTIVES AND POLICIES U.S. GOVERNMENT FUNDS
The U.S. Government Funds are diversified investment companies that have been designed to offer investors high current income consistent with preservation of capital by investing primarily in U.S. Government securities.

ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND
Alliance Short-Term U.S. Government Fund ('Short-Term U.S. Government') seeks high current income consistent with preservation of capital by investing primarily in a portfolio of U.S. Government securities. Under normal circumstances, the Fund maintains an average dollar-weighted portfolio maturity of not more than three years and invests at least 65% of its total assets in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government securities. The Fund's investment objective is not fundamental.

In addition to investing in U.S. Government securities, the Fund may invest a portion of its assets in securities of non-governmental issuers. Although these investments will be of high quality at the time of purchase, they generally involve higher levels of credit risk than do U.S. Government securities, as well as the risk (present with all fixed-income securities) of fluctuations in value as interest rates change. The Fund will not be obligated to dispose of any security whose credit quality falls below high quality.

The Fund may also (i) invest in certain SMRS, (ii) invest in variable, floating and inverse floating rate instruments, (iii) make short sales 'against the box,' (iv) enter into various hedging transactions, such as interest rate swaps, caps and floors, (v) enter into reverse repurchase agreements, (vi) purchase and sell futures contracts for hedging purposes, (vii) purchase and sell call and put options on futures contracts or on securities, for hedging purposes or to earn additional income, (viii) make secured loans of portfolio securities, (ix) enter into repurchase agreements, and (x) purchase securities for future delivery. The Fund may not invest more than 5% of its total assets in securities the disposition of which is restricted under Federal securities laws (excluding, to the extent permitted by applicable law, Rule 144A securities). For additional information on the use, risks and costs of these practices, see 'Additional Investment Practices.'

U.S. GOVERNMENT PORTFOLIO
U.S. Government Portfolio ('U.S. Government') seeks as high a level of current income as is consistent with safety of principal. As a matter of fundamental policy, the Fund pursues its objective by investing solely in U.S. Government securities that are backed by the full faith and credit of the U.S. Government. These include U.S. Treasury securities, including zero coupon Treasury securities, and GNMA certificates, including certain SMRS and variable and floating rate instruments. The average weighted maturity of the Fund's portfolio of U.S. Government securities is expected to vary between one year or less and 30 years. For additional information on the use, risks and cost of these practices, see 'Additional Investment Practices.' The Fund's investment objective is not fundamental.

Counsel to the Fund has advised the Fund that, in their view, shares of the Fund are a legal investment for, among other investors, (i) savings and loan associations and commercial banks chartered under the laws of the United States, (ii) savings and loan associations chartered under the laws of Alabama, Arizona, Arkansas, Colorado, Connecticut, Delaware, Illinois, Louisiana, Maine, Missouri, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, Oklahoma, Pennsylvania, Tennessee, Utah, Washington and Wyoming, (iii) credit unions chartered under the laws of Alaska*, California, Florida*, Maine, Nevada, New York, Ohio and Utah and (iv) commercial banks chartered under the laws of Alabama, Alaska, Arizona, California, Colorado, Connecticut, Delaware, Idaho, Indiana, Kentucky, Louisiana, Maine, Maryland, Michigan, Minnesota, Missouri, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Dakota, Ohio, Oregon, Rhode Island, Tennessee, Texas, Washington and West Virginia. Institutions in the asterisked(*) states should obtain prior state regulatory approval before investing in shares of the Fund. In addition, the Fund believes that it is currently a legal investment for savings and loan associations, credit unions and commercial banks chartered under the laws of certain other states.

MORTGAGE FUNDS
The Mortgage Funds are diversified investment companies that have been designed to offer investors high current income from investment in mortgage-related securities.

ALLIANCE MORTGAGE STRATEGY TRUST
Alliance Mortgage Strategy Trust, Inc. ('Mortgage Strategy') seeks the highest level of current income, consistent with low volatility of net asset value, that is available from a portfolio of mortgage-related securities of the highest quality. As a matter of fundamental policy the Fund normally has at least 65% of the value of its total assets invested in mortgage-related securities. The Fund will purchase only those mortgage-related securities that are triple-A securities or U.S. Government securities. The Fund's portfolio is structured to achieve low volatility of net asset value approximating that of a portfolio investing exclusively in two-year U.S. Treasury securities. The Fund invests primarily in ARMS and fixed-rate


14



mortgage securities and is designed to provide a more consistent and less volatile net asset value than that characteristic of a mutual fund investing primarily in fixed-rate mortgage securities and a higher yield than that of a mutual fund investing in ARMS.

The Fund believes that because of the nature of its assets, it is not exposed to any material risk of loss as a result of default on its portfolio securities. The Fund is, however, exposed to the risk that the prices of such securities will fluctuate, in some cases significantly, as interest rates change.

Mortgage-related securities in which the Fund may invest include (i) pass-through mortgage-related securities, including pass-through securities backed by ARMS and issued by GNMA, FNMA, FHLMC and by private organizations,
(ii) CMOs and multi-class pass-through securities, including floating rate CMOs that are ARMS, (iii) SMRS, (iv) high coupon fixed-rate mortgage securities, and
(v) foreign mortgage-related securities. For a description of these mortgage-related securities, see 'Additional Investment Practices-Mortgage-Related Securities.' The Fund expects that new types of ARMS, other mortgage-related securities, asset-backed securities and other securities in which the Fund may invest will be developed from time to time and will consider investing in such new types of securities.

The Fund may invest up to 35% of its total assets in (i) triple-A asset-backed securities, (ii) non-mortgage-related U.S. Government securities, including certain zero coupon Treasury securities, (iii) Treasury securities issued by private corporate issuers, (iv) qualifying bank deposits, (v) prime commercial paper or, if not rated, issued by companies which have outstanding triple-A debt issues and (vi) triple-A debt securities secured by mortgages on commercial real estate or residential rental properties.

The Fund may also (i) enter into futures contracts and purchase and write options on futures contracts, (ii) enter into forward commitments for the purchase or sale of securities, (iii) enter into interest rate swaps, caps and floors, (iv) invest in Eurodollar instruments, (v) purchase and write put and call options on foreign currencies, (vi) invest in variable, floating and inverse floating rate instruments, (vii) enter into repurchase agreements pertaining to the types of securities in which it invests, (viii) use reverse repurchase agreements and dollar rolls and (ix) make secured loans of its portfolio securities. For additional information on the use, risks and costs of these practices, see 'Additional Investment Practices.'

ALLIANCE MORTGAGE SECURITIES INCOME FUND
Alliance Mortgage Securities Income Fund, Inc. ('Mortgage Securities Income') seeks a high level of current income to the extent consistent with prudent investment risk. The Fund invests primarily in a diversified portfolio of mortgage-related securities, including CMOs, and, as a matter of fundamental policy, maintains at least 65% of its total assets in mortgage-related securities.

The Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described in this Prospectus. The mortgages underlying these securities may be instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Fund will consider making investments in such new types of securities. The Fund may invest up to 20% of its total assets in lower-rated mortgage-related securities. See 'Risk Considerations-Securities Ratings' and '-Investment in Lower-Rated Fixed-Income Securities.' The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between two and ten years.

The Fund may invest up to 35% of the value of its total assets in (i) U.S. Government securities, (ii) qualifying bank deposits, (iii) prime commercial paper or, if not rated, issued by companies which have an outstanding high quality debt issue, (iv) high grade debt securities secured by mortgages on commercial real estate or residential rental properties, and (v) high grade asset-backed securities.

The Fund may also (i) invest in repurchase agreements pertaining to the types of securities in which it invests, (ii) enter into forward commitments for the purchase or sale of securities, (iii) purchase put and call options written by others and write covered put and call options on the types of securities in which the Fund may invest for hedging purposes, (iv) enter into interest rate swaps, caps and floors, (v) enter into interest rate futures contracts, (vi) invest in variable floating and inverse floating rate instruments, and (vii) lend portfolio securities. The Fund will not invest in illiquid securities if, as a result, more than 10% of its total assets would be illiquid. For additional information on the use, risk and costs of these practices, see 'Additional Investment Practices.'

MULTI-MARKET FUNDS
The Multi-Market Funds are non-diversified investment companies that have been designed to offer investors a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund.

ALLIANCE WORLD INCOME TRUST
ALLIANCE SHORT-TERM MULTI-MARKET TRUST
ALLIANCE MULTI-MARKET STRATEGY TRUST
Alliance World Income Trust, Inc. ('World Income'), Alliance Short-Term Multi-Market Trust, Inc. ('Short-Term Multi-Market') and Alliance Multi-Market Strategy Trust, Inc. ('Multi-Market Strategy') each seek the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of high quality debt securities having remaining maturities of not more than, with respect to WORLD INCOME, one year, with respect to SHORT-TERM MULTI-MARKET, three years, and with respect to MULTI-MARKET STRATEGY, five years. Each Fund seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Multi-


15



Market Funds seek investment opportunities in foreign, as well as domestic, securities markets. WORLD INCOME, which is not a money market fund, will maintain at least 35% of its net assets in U.S. Dollar-denominated securities. SHORT-TERM MULTI-MARKET will normally maintain a substantial portion of its assets in debt securities denominated in foreign currencies but will invest at least 25% of its net assets in U.S. Dollar-denominated securities. MULTI-MARKET STRATEGY normally expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies.

In pursuing their investment objectives, the Multi-Market Funds seek to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities. Normally, a high proportion of these Funds' portfolios consists of money market instruments. Alliance actively manages the Multi-Market Funds' portfolios in accordance with a multi-market investment strategy, allocating a Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts each Multi-Market Fund's exposure to each currency such that the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relative strength of a country's currency. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. None of the Multi-Market Funds invests more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. Dollar.

The returns available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. Alliance believes that the use of foreign currency hedging techniques, including 'cross-hedges' (see 'Additional Investment Practices-Forward Foreign Currency Exchange Contracts'), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of a Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a forward exchange contract to sell a different foreign currency, where such contract is available on terms more advantageous to a Fund than a contract to sell the currency in which the position being hedged is denominated. It is Alliance's belief that cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against exchange rate risks perfectly, and if Alliance is incorrect in its judgment of future exchange rate relationships, a Fund could be in a less advantageous position than if such a hedge had not been established.

Each Multi-Market Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by Alliance. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch Guilder, European Currency Unit ('ECU'), French Franc, Irish Pound, Italian Lira, Japanese Yen, Mexican Peso, New Zealand Dollar, Norwegian Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German Mark.

An issuer of debt securities purchased by a Multi-Market Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Funds may purchase debt securities (sometimes referred to as 'linked' securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency. In this regard, as of the date of this Prospectus each Fund has invested in U.S. Dollar denominated securities issued by Mexican issuers and/or Peso-linked securities. The value of these investments may fluctuate inversely in correlation with changes in the Peso-Dollar exchange rate and with the general level of interest rates in Mexico. For a general description of Mexico, see Appendix B and each Multi-Market Fund's Statement of Additional Information.

Each Multi-Market Fund may invest in debt securities denominated in the ECU, which is a 'basket' consisting of specified amounts of the currencies of certain of the member states of the European Union, a twelve-nation organization engaged in cooperative economic activities. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies.

Each Multi-Market Fund may invest in debt securities issued by supranational organizations including the World Bank, which was chartered to finance development projects in developing member countries; the European Union; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

Each Multi-Market Fund seeks to minimize investment risk by limiting its portfolio investments to debt securities of high quality, and WORLD INCOME will invest 65% (and normally substantially all) of its total assets in high quality income-producing debt securities. Accordingly, the Multi-Market Funds' portfolio securities will consist of (i) U.S. Government securities, (ii) high quality foreign government securities, (iii) obligations issued by supranational entities and corporate debt securities having a triple-A rating, with respect to WORLD INCOME, or a high quality rating, with respect to SHORT-TERM


16



MULTI-MARKET and MULTI-MARKET STRATEGY, (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of foreign banks) having total assets of more than $1 billion, with respect to WORLD INCOME, or $500 million, with respect to SHORT-TERM MULTI-MARKET and MULTI-MARKET STRATEGY, and determined by Alliance to be of high quality, and (v) prime commercial paper or, if not rated, determined by Alliance to be of equivalent quality and issued by U.S. or foreign companies having outstanding: in the case of WORLD INCOME, triple-A rated debt securities; in the case of MULTI-MARKET STRATEGY, high quality debt securities; and in the case of SHORT-TERM MULTI-MARKET, high grade debt securities.

As a matter of fundamental policy, each Multi-Market Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-banks) in accordance with the policies set forth with respect to the Funds in 'Additional Investment Practices-Repurchase Agreements.' See 'Risk Considerations-Investment in the Banking Industry.'

Each Multi-Market Fund may also (i) invest in indexed commercial paper, (ii) enter into futures contracts and purchase and write options on futures contracts, (iii) purchase and write put and call options on foreign currencies,
(iv) purchase or sell forward foreign currency exchange contracts, (v) with respect to SHORT-TERM MULTI-MARKET and MULTI-MARKET STRATEGY, enter into interest rate swaps, caps and floors, (vi) invest in variable, floating and inverse floating rate instruments, (vii) make secured loans of its portfolio securities, and (viii) enter into repurchase agreements. A Multi-Market Fund will not invest in illiquid securities if as a result more than 10% of its assets would be so invested. For additional information on the use, risks and costs of these practices, see 'Additional Investment Practices.' MULTI-MARKET STRATEGY maintains borrowings of approximately 25% of its total assets less liabilities (other than the amount borrowed). See 'Risk Considerations-Effects of Borrowing.'

GLOBAL BOND FUNDS
The Global Bond Funds are non-diversified investment companies that have been designed to offer investors a high level of current income through investments primarily in foreign government securities.

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST
Alliance North American Government Income Trust, Inc. ('North American Government Income') seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the United States, Canada and Mexico, their political subdivisions (including Canadian provinces but excluding states of the United States), agencies, instrumentalities or authorities ('Government securities'). The Fund invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ('Argentine Government securities'). The Fund expects that it will not retain a debt security which is down-graded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration, subsequent to purchase by the Fund. There may be circumstances, however, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Fund has substantial investments, under which the Fund, after considering all the circumstances, would conclude that it is in the best interests of the shareholders to retain its holdings in securities of that issuer. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso. See, however, Appendix B and the Fund's Statement of Additional Information with respect to the current economic crisis and Peso devaluation in Mexico.

Alliance will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. The Fund invests at least, and normally substantially more than, 65% of its total assets in Government securities. To the extent that its assets are not invested in Government securities, however, the Fund may invest the balance of its total assets in investment grade debt securities issued by the governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Fund will not invest more than 10% of its total assets in debt securities issued by the governmental entities of any one such country, except that the Fund may invest up to 25% of its total assets in Argentine Government securities. The Fund will normally invest at least 65% of its total assets in income-producing securities. For a general description of Canada, Mexico and Argentina, see Appendix B and the Fund's Statement of Additional Information.

Canadian Government securities include the sovereign debt of


17



Canada or any of its provinces and Government of Canada bonds and Government of Canada Treasury bills. Canada Treasury bills are debt obligations with maturities of less than one year. A new issue of Government of Canada bonds frequently consists of several different bonds with maturities ranging from one to 25 years.

All Canadian provinces have outstanding bond issues and several provinces also guarantee bond issues of provincial authorities, agents and Crown corporations. Each new issue yield is based upon a spread from an outstanding Government of Canada issue of comparable term and coupon. Many Canadian municipalities, municipal financial authorities and Crown corporations raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian Government securities and trade similarly to such securities. The Canadian municipal market may be less liquid than the provincial bond market.

Canadian Government securities in which the Fund may invest include a modified pass-through vehicle issued pursuant to the program established under the National Housing Act of Canada. Certificates issued pursuant to this program benefit from the guarantee of the Canada Mortgage and Housing Corporation, a federal Crown corporation that is (except for certain limited purposes) an agency of the Government of Canada whose guarantee is an unconditional obligation of the Government of Canada in most circumstances (similar to that of GNMA in the United States).

Mexican Government securities denominated and payable in the Mexican Peso include (i) Cetes, which are book-entry securities sold directly by the Mexican Government on a discount basis and with maturities that range from seven to 364 days, (ii) Bonds, which are long-term development bonds issued directly by the Mexican Government with a minimum term of 364 days, and (iii) Ajustabonos, which are adjustable-rate bonds with a minimum three-year term issued directly by the Mexican Government with the face amount adjusted each quarter by the quarterly inflation rate.

The Fund may invest up to 25% of its total assets in Argentine Government securities that are denominated and payable in the Argentine Peso. Argentine Government securities include (i) Bono de Inversion y Crecimiento ('BIC'), which are investment and growth bonds issued directly by the Argentine Government with maturities of up to ten years, (ii) Bono de ConsolidaciOn EconOmica ('BOCON'), which are economic consolidation bonds issued directly by the Argentine Government with maturities of up to ten years and (iii) Bono de Credito a la Exportacion ('BOCREX'), which are export credit bonds issued directly by the Argentine government with maturities of up to four years. To date, Argentine Government securities are not rated by either S&P, Moody's, Duff & Phelps or Fitch. Alliance, however, believes, that there are Argentine Government securities that are of investment grade quality.

The fund may also (i) enter into futures contracts and purchase and write options on futures contracts for hedging purposes, (ii) purchase and write put and call options on foreign currencies, (iii) purchase or sell forward foreign currency exchange contracts, (iv) write covered put and call options and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes, (v) enter into interest rate swaps, caps and floors, (vi) enter into forward commitments for the purchase or sale of securities, (vii) invest in variable, floating and inverse floating rate instruments, (viii) make secured loans of its portfolio securities, and (ix) enter into repurchase agreements. The Fund will not invest in illiquid securities if as a result 10% of its net assets would be so invested. For additional information on the use, risks and costs of these practice, see 'Additional Investment Practices.' The Fund also maintains borrowings of approximately one-third of the Fund's total assets less liabilities (other than the amount borrowed). See 'Risk Considerations-Effects of Borrowing.'

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND
Alliance Global Dollar Government Fund, Inc. ('Global Dollar Government') seeks primarily a high level of current income, and secondarily capital appreciation. In seeking to achieve these objectives, the Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations will emphasize obligations of a type customarily referred to as 'Brady Bonds' that are issued as part of debt restructurings and that are collateralized in full as to principal due at maturity by zero coupon U.S. Government securities ('collateralized Brady Bonds'). See 'Additional Investment Practices-Brady Bonds.' The Fund may also invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. See 'Risk Considerations-U.S. Corporate Fixed-Income Securities.' The Fund will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects that, based upon current market conditions, the Fund's portfolio of U.S. fixed-income securities will have an average maturity range of approximately nine to 15 years and the Fund's portfolio of non-U.S. fixed-income securities will have an average maturity range of approximately 15 to 25 years. Alliance anticipates that the Fund's portfolio of sovereign debt obligations will have a longer average maturity.

Substantially all of the Fund's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of comparable investment quality. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. For a description of bond ratings, see Appendix A.


18



The Fund may also invest in investment grade securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies. As of August 31, 1995, the percentages of the Fund's assets invested in securities rated (or considered by Alliance to be of equivalent quality to securities rated) in particular rating categories were ____% in A and above, ____% in Baa or BBB, ____% in Ba or BB, ____% in B, ____% in Caa or CCC, and ____% in non-rated. See 'Risk Considerations-Securities Ratings,' '-Investment in Fixed-Income Securities Rated Baa and BBB,' '-Investment in Lower-Rated Fixed-Income Securities' and Appendix A.

With respect to its investments in sovereign debt obligations and non-U.S. corporate fixed-income securities, the Fund will emphasize investments in countries that are considered at the time of purchase to be emerging or developing countries by the World Bank. A substantial part of the Fund's initial investment focus is expected to be in securities or obligations of Argentina, Brazil, Mexico, Morocco, the Philippines and Venezuela because these countries are now, or are expected by Alliance at a future date to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Fund. See Appendix A to the Fund's Statement of Additional Information for information about those six countries. Alliance anticipates that other countries that will provide initial investment opportunities for the Fund include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay. See 'Additional Investment Practices-Brady Bonds.'

The Fund may invest up to 30% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in any one of Argentina, Brazil, Mexico, Morocco, the Philippines or Venezuela, each of which is an emerging market country, and the Fund will limit investments in the sovereign debt obligations of each such country (or of any other single foreign country) to less than 25% of its total assets. The Fund expects that it will not invest more than 10% of its total assets in the sovereign debt obligations and corporate fixed-income securities of issuers in any other single foreign country and is not required to invest any minimum amount of its assets in the securities or obligations of issuers located in any particular country.

A substantial portion of the Fund's investments will be in (i) securities which were initially issued at discounts from their face values ('Discount Obligations') and (ii) securities purchased by the Fund at a price less than their stated face amount or, in the case of Discount Obligations, at a price less than their issue price plus the portion of 'original issue discount' previously accrued thereon, i.e., purchased at a 'market discount.'

The Fund may also (i) invest in structured securities, (ii) invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these types of loans, (iii) invest in other investment companies, (iv) invest in warrants, (v) enter into interest rate swaps, caps and floors, (vi) enter into forward commitments for the purchase or sale of securities, (vii) make secured loans of its portfolio securities, (viii) enter into repurchase agreements pertaining to the types of securities in which it invests, (ix) use reverse repurchase agreements and dollar rolls, (x) enter into standby commitment agreements, (xi) make short sales of securities or maintain a short position, (xii) write put and call options on securities of the types in which it is permitted to invest and write call options for cross-hedging purposes, (xiii) purchase and sell exchange-traded options on any securities index composed of the types of securities in which it may invest, and (xiv) invest in variable, floating and inverse floating rate instruments. The Fund may also at any time, with respect to up to 35% of its total assets, temporarily invest funds awaiting reinvestment or held for reserves for dividends and other distributions to shareholders in U.S. Dollar-denominated money market instruments. For additional information on the use, risks and costs of these practices, see 'Additional Investment Practices.' While the Fund does not currently intend to do so, it reserves the right to borrow an amount not to exceed one-third of the Fund's assets less liabilities (other than the amount borrowed). See 'Risk Considerations-Effects of Borrowing.'

CORPORATE BOND FUND
CORPORATE BOND PORTFOLIO
Corporate Bond Portfolio ('Corporate Bond') is a diversified investment company that seeks primarily to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment, and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment. In pursuing these objectives, the Fund's policy is to invest in readily marketable securities which give promise of relatively attractive yields, but which do not involve substantial risk of loss of capital. The Fund follows a policy of maintaining at least 65% of its net assets invested in debt securities. Such objectives and policies cannot be changed without the approval of the shareholders. Although the Fund also follows a policy of maintaining at least 65% of its total assets invested in corporate bonds, it is permitted to invest in securities of non-corporate issuers.

There is no minimum rating requirement applicable to the Fund's investments in fixed-income securities, except the Fund expects that it will not retain a security that is downgraded below B, or if unrated, determined by Alliance to have undergone similar credit quality deterioration subsequent to purchase. Currently, the Fund believes its objectives and policies may best be implemented by investing at least 65% of its total assets in fixed-income securities considered


19



investment grade or higher. The remainder of the Fund's assets may be invested in lower-rated fixed-income securities. See 'Risk Considerations-Securities Ratings,' '-Investment in Fixed-Income Securities Rated Baa and BBB,' '-Investment in Lower-Rated Fixed-Income Securities' and Appendix A. During the fiscal year ended June 30, 1995, on a weighted average basis, the percentages of the Fund's assets invested in securities rated (or considered by Alliance to be of equivalent quality to securities rated) in particular rating categories were ____% in A and above, ____% in Baa or BBB, ____% in Ba or BB, and ____% in
B. The Fund did not invest in securities rated below B by each of Moody's, S&P, Duff & Phelps and Fitch or, if not rated, considered by Alliance to be of equivalent quality to securities so rated.

The Fund has complete flexibility as to the types of securities in which it will invest and the relative proportions thereof, and the Fund plans to vary the proportions of its holdings of long-and short-term fixed-income securities and of equity securities in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income. However, substantially all of the Fund's investments will be income producing. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years.

The Fund may invest up to 50% of the value of its total assets in foreign debt securities which will consist primarily of corporate fixed-income securities and sovereign debt obligations. Not more than 15% of the Fund's total assets may be invested in these other sovereign debt obligations, which may be lower rated and considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal.

The Fund may also (i) invest in structured securities, (ii) invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these type of loans, (iii) for hedging purposes, purchase put and call options written by others and write covered put and call options on the types of securities in which the Fund may invest, (iv) for hedging purposes, enter into various hedging transactions, such as interest rate swaps, caps and floors, (v) invest in variable, floating and inverse floating rate instruments, (vi) invest in zero coupon and pay-in-kind securities, and (vii) invest in CMOs and multi-class pass-through. As a matter of fundamental policy, the Fund will not purchase illiquid securities. For additional information on the use, risks and costs of these practices, see 'Additional Investment Practices.'

ADDITIONAL INVESTMENT PRACTICES
Some or all of the Funds may engage in the following investment practices to the extent described in this Prospectus. See the Statement of Additional Information of each Fund for a further discussion of the uses, risks and costs of engaging in these practices.

DERIVATIVES. The Funds may use derivatives in furtherance of their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either in place of more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Funds is permitted to use derivatives for one or more of these purposes, although most of the Funds generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. Alliance is not an aggressive user of derivatives with respect to any of the Funds. However, a Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgement, this represents the most effective response to current or anticipated market conditions. The MULTI-MARKET FUNDS in particular generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments-options, futures, forwards and swaps-from which virtually any type of derivative transaction can be created.

 . OPTIONS-An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, while a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option would be obligated to sell (in the case of a call option) or to purchase (in the case of a put option)


20



the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

 . FUTURES-A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

 . FORWARDS-A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

 . SWAPS-A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the 'notional' principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as 'structured securities.' An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. See 'Indexed Commercial Paper' and 'Structured Securities' below. The term 'derivative' is also sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under 'Mortgage-Related Securities' and 'Other Asset-Backed Securities.'

While the judicious use of derivatives by highly experienced investment managers such as Alliance can be quite beneficial, derivatives also involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand before investing in a Fund.

 . MARKET RISK-This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Fund's interest.

 . MANAGEMENT RISK-Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

 . CREDIT RISK-This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a 'counterparty') to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

 . LIQUIDITY RISK-Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

 . LEVERAGE RISK-Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

 .  OTHER RISKS-Other risks in using derivatives include the risk


21



of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

DERIVATIVES USED BY THE FUNDS. Following is a description of specific derivatives currently used by one or more of the Funds.

OPTIONS ON SECURITIES. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Funds will write uncovered call or put options on securities. A call option written by a Fund is 'covered' if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, a Fund could be obligated to purchase the underlying security at a higher price than its current market value. Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Fund could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited.

A Fund may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as 'cross-hedging.' A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved from other hedging strategies.

SHORT-TERM U.S. GOVERNMENT, MORTGAGE SECURITIES INCOME, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and CORPORATE BOND generally purchase or write privately negotiated options on securities. A Fund that purchases or writes privately negotiated options on securities will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such counterparties. Privately negotiated options purchased or written by a Fund may be illiquid, and it may not be possible for the Fund to effect a closing transaction at an advantageous time. See 'Illiquid Securities' below. Neither MORTGAGE SECURITIES INCOME nor CORPORATE BOND will purchase an option on a security if, immediately thereafter, the aggregate cost of all outstanding options purchased by such Fund would exceed 2% of the Fund's total assets. Nor will either such Fund write an option if, immediately thereafter, the aggregate value of the Fund's portfolio securities subject to outstanding options would exceed 15% of the Fund's total assets.

OPTIONS ON SECURITIES INDICES. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

OPTIONS ON FOREIGN CURRENCIES. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated portfolio securities and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.

WARRANTS. GLOBAL DOLLAR GOVERNMENT may invest in warrants, which are option securities permitting their holders to subscribe for other securities. GLOBAL DOLLAR GOVERNMENT may invest in warrants for debt securities or for equity securities that are acquired in connection with debt instruments. Warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets


22



of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery upon exercise of futures contracts. Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges and, except with respect to SHORT-TERM U.S. GOVERNMENT, will be used only for hedging purposes.

MORTGAGE STRATEGY, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME will not enter into a futures contract or option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. Nor will MORTGAGE STRATEGY, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY or NORTH AMERICAN GOVERNMENT INCOME do so if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. In addition, MORTGAGE SECURITIES INCOME will not enter into (i) any futures contract other than one on fixed-income securities or based on interest rates, (ii) any futures contract if immediately thereafter the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate futures market prices of instruments required to be delivered under open futures contract purchases would exceed 30% of the value of the Fund's total assets, or (iii) options on futures contracts.

EURODOLLAR INSTRUMENTS. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. MORTGAGE STRATEGY intends to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR (to which many short-term borrowings and floating rate securities in which the Fund invests are linked).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Each Fund that purchases or sells forward contracts on foreign currencies ('forward contracts') attempts to minimize the risk to it from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to 'lock in' the U.S. Dollar price of the security ('transaction hedge'). When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ('position hedge'). Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ('cross-hedge').

FORWARD COMMITMENTS. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a 'when-issued' basis or purchases or sales on a 'delayed delivery' basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a 'when, as and if issued' trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrues to the purchaser prior to the settlement date. At the time a Fund enters into a forward commitment, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation would be canceled if the required conditions did not occur and the trade were canceled.

The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by MORTGAGE STRATEGY, NORTH AMERICAN GOVERNMENT INCOME or GLOBAL DOLLAR GOVERNMENT if, as a result, the Fund's aggregate


23



forward commitments under such transactions would be more than 30% of its total assets.

A Fund's right to receive or deliver a security under a forwaPrd commitment may be sold prior to the settlement date. The Funds enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS AND FLOORS). Each Fund that may enter into interest rate swap, cap or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or 'notional') amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME may enter into interest rate swaps involving payments to the same currency or in different currencies. SHORT-TERM U.S. GOVERNMENT, MORTGAGE STRATEGY, MORTGAGE SECURITIES INCOME, GLOBAL DOLLAR GOVERNMENT and CORPORATE BOND will not enter into an interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Each of SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME will enter into interest rate swap, cap or floor transactions with its respective custodian, and with other counterparties, but only if: (i) for transactions with maturities under one year, such other counterparty has outstanding prime commercial paper; or (ii) for transactions with maturities greater than one year, the counterparty has outstanding high quality debt securities.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. The Funds will not enter into standby commitments with a remaining term in excess of 45 days and will limit their investments in such commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20% of their respective assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

INDEXED COMMERCIAL PAPER. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Fund that invests in such commercial paper may do so without limitation. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will


24



purchase such commercial paper for hedging purposes only, not for speculation.

MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which a Fund may invest typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Fund) by governmental or private organizations. Mortgage-related securities issued by GNMA are backed by the full faith and credit of the United States; those issued by FNMA and FHLMC are not so backed. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Fund may buy mortgage-related securities without credit enhancement if the securities meet the Fund's investment standards. Although the market for mortgage-related securities is becoming increasingly liquid, those of certain private organizations may not be readily marketable.

One type of mortgage-related security is of the 'pass-through' variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as 'modified pass-through' securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages. Another form of mortgage-related security is a 'pay-through' security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer regardless of whether payments are actually made on the underlying mortgages.

Collateralized mortgage obligations (CMOs) are the predominant type of 'pay-through' mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of a CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. One or more tranches of a CMO may have coupon rates that reset periodically, or "float", at a specified increment over an index such as LIBOR. Floating-rate CMOs may be backed by fixed or adjustable rate mortgages. To date, fixed-rate mortgages have been more commonly utilized for this purpose. Floating-rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable-rate mortgages described below, represent a ceiling beyond which the coupon rate on a floating-rate CMO may not be increased regardless of increases in the interest rate index to which the floating-rate CMO is tied. The collateral securing the CMOs may consist of a pool of mortgages, but may also consist of mortgage-backed bonds or pass-through securities. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as adjustable-rate mortgage securities (ARMS), bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by adjustable-rate mortgages or fixed-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

Stripped mortgage-related securities (SMRS) are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets, while the other class of securities, principal-only securities (POs), receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the


25



decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Funds relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayment of the underlying mortgages. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Fund to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rate of mortgage prepayments and early payment of mortgage-related securities generally tends to decline during a period of rising interest rates.

Although the value of ARMS may not be affected by rising interest rates as much as the value of fixed-rate mortgage securities is affected by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yield on ARMS varies with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

MORTGAGE STRATEGY may invest up to 15% of the value of its total assets in mortgage-related securities denominated in U.S. Dollars or in foreign currencies and issued or guaranteed by foreign governments or issued by foreign non-governmental issuers, provided that such foreign mortgage-related securities are triple-A rated. The percentage of MORTGAGE STRATEGY'S assets invested in foreign mortgage-related securities will vary and its portfolio of foreign mortgage-related securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country. See 'Risk Considerations-Foreign Investment.'

OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

U.S. GOVERNMENT SECURITIES. U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include:

(i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable


26



every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months);

(ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and

(iii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government, such as securities issued by FNMA and FHLMC, and governmental CMOs.

The maturities of the U.S. Government securities listed in paragraphs (i) and
(ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amounts with principal payments at maturity or specified call dates. For information regarding GNMA, FNMA and FHLMC certificates and CMOs, see 'Mortgage-Related Securities' above.

U.S. Government securities also include zero coupon securities and principal-only securities and certain SMRS. In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS. Such securities include those that are issued with an IO class and a PO class. See 'Mortgage-Related Securities' above and 'Zero Coupon and Principal-Only Securities' below. Although these stripped securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid.

Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of a Fund that holds the securities.

U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and 'lock in' a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations and coupons. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ('stripped') the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, should not be included in a Fund's categorization of U.S. Government securities. The Funds disagree with the staff's position but will not treat such securities as U.S. Government securities until final resolution of the issue.

Current federal tax law requires that a holder (such as a Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year. As a result, in order to make the distributions necessary for a Fund not to be subject to federal income or excise taxes, the Fund might be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Fund has actually received as interest during the year. Each Fund believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective. For a discussion of the tax treatment of zero coupon Treasury securities, see 'Dividends, Distributions and Taxes-Zero Coupon Treasury Securities' in the Statement of Additional Information of each Fund that is permitted to invest in such securities.

CORPORATE BOND may also invest in 'pay-in-kind' debentures (i.e., debt obligations the interest on which may be paid in the form of obligations of the same type rather than cash), which have characteristics similar to zero coupon securities.


27



VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A 'variable' interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a 'floating' interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or 'cap.' The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

STRUCTURED SECURITIES. Structured securities in which GLOBAL DOLLAR GOVERNMENT and CORPORATE BOND may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations, with respect to GLOBAL DOLLAR GOVERNMENT, or foreign government securities, with respect to CORPORATE BOND. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. GLOBAL DOLLAR GOVERNMENT may invest up to 25% of its total assets, and CORPORATE BOND may invest without limit, in these types of structured securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. A Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Fund purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The assignability of certain sovereign debt obligations, with respect to GLOBAL DOLLAR GOVERNMENT, or foreign government securities, with respect to CORPORATE BOND, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a loan is through a participation and not an assignment. A Fund may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, such securities can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such securities and a Fund's ability to dispose of particular assignments or participations when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for assignments and participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

GLOBAL DOLLAR GOVERNMENT may invest up to 25%, and CORPORATE BOND may invest up to 15%, of their total assets, in loan participations and assignments. The government that is the borrower on the loan will be considered by a Fund to be the issuer of a loan participation or assignment for purposes of its fundamental investment policy that it may not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the 'Brady Plan'). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.


28



U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments, (iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the 'residual risk'). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible into common stock. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying stock, although the higher yield tends to make the convertible security less volatile than the underlying common stock. As with debt securities, the market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings. For a description of these risks, see 'Risk Considerations-Investment in Lower-Rated Fixed-Income Securities.'

SHORT SALES. A short sale is effected by selling a security that a Fund does not own, or if the Fund owns the security, it is not to be delivered upon consummation of the sale. A short sale is 'against the box' if a Fund owns or has the right to obtain without payment securities identical to those sold short. SHORT-TERM U.S. GOVERNMENT and GLOBAL DOLLAR GOVERNMENT each may make short sales only against the box and only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes. In addition, each of these Funds may not make a short sale if, as a result, more than 10% of net assets (taken at market value), with respect to GLOBAL DOLLAR GOVERNMENT, and 10% of total assets, with respect to SHORT-TERM U.S. GOVERNMENT, would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Certain special federal income tax considerations may apply to short sales entered into by a Fund. See 'Dividends, Distributions and Taxes' in the relevant Fund's Statement of Additional Information.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining 'overnight' flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on any Fund's ability to enter into repurchase agreements, except that SHORT-TERM U.S. GOVERNMENT may enter into repurchase agreements on not more than 25% of its total assets. The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York), although MORTGAGE STRATEGY, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT currently enter into repurchase agreements only with their custodians and such primary dealers.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the


29



portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the 'drop') as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Funds. SHORT-TERM U.S. GOVERNMENT may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 33-1/3% of its total assets. Under normal circumstances, MORTGAGE STRATEGY does not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by GLOBAL DOLLAR GOVERNMENT will not exceed 33% of its total assets less liabilities (other than amounts borrowed). See 'Risk Considerations-Effects of Borrowing.'

LOANS OF PORTFOLIO SECURITIES. A Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. A Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. A Fund will not lend portfolio securities in excess of 25%, with respect to SHORT-TERM U.S. GOVERNMENT, and 20%, with respect to each of MORTGAGE STRATEGY, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT, of its total assets, nor will a Fund lend portfolio securities to any officer, director, employee or affiliate of the Fund or Alliance.

ILLIQUID SECURITIES. Subject to any more restrictive applicable investment policies, none of the Funds will maintain more than 15% of its net assets in illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days. Rule 144A securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid. Alliance will monitor the liquidity of each Fund's Rule 144A portfolio securities under the supervision of the Directors of that Fund. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale.

INVESTMENT IN OTHER INVESTMENT COMPANIES. GLOBAL DOLLAR GOVERNMENT may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. Under the 1940 Act, the Fund may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company. If the Fund acquired shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

FUTURE DEVELOPMENTS. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the practices described above.

DEFENSIVE POSITION. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities.


30



These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. For a complete description of the types of securities in which a Fund may invest while in a temporary defensive position, see the Fund's Statement of Additional Information.

PORTFOLIO TURNOVER. Portfolio turnover rates are set forth under 'Financial Highlights.' These rates of portfolio turnover are greater than those of most other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See 'Dividends, Distributions and Taxes' in each Fund's Statement of Additional Information.

CERTAIN FUNDAMENTAL INVESTMENT POLICIES
Each Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its shareholders. Additional investment restrictions with respect to a Fund are set forth in its Statement of Additional Information.

SHORT-TERM U.S. GOVERNMENT may not (i) invest more than 5% of its total assets in the securities of any one issuer (other than U.S. Government securities and repurchase agreements relating thereto), although up to 25% of the Fund's total assets may be invested without regard to this restriction, or (ii) invest 25% or more of its total assets in the securities of any one industry.

U.S. GOVERNMENT may not (i) borrow money except from banks for temporary or emergency purposes and then only in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made, (ii) make loans to other persons, (iii) effect a short sale of any security, (iv) purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, or (v) write, purchase or sell puts, calls or combinations thereof.

MORTGAGE STRATEGY may not (i) invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of such issuer (other than U.S. Government securities), except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations, (ii) invest 25% or more of its total assets in securities of companies engaged principally in any one industry, except that this restriction does not apply to investments in the mortgage and mortgage-financed industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or U.S. Government securities, (iii) borrow money except from banks for emergency or temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund, except that the Fund may engage in reverse repurchase agreements and dollar rolls in an amount up to 50% of the Fund's total assets, and (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

MORTGAGE SECURITIES INCOME may not (i) invest more than 5% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities), except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation, (ii) invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in a single industry, except that this limitation shall not apply to investments in the mortgage and mortgage-financed industry (in which more than 25% of the value of the Fund's total assets will, except for temporary defensive positions, be invested) or U.S. Government securities,
(iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities, borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made, outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made, (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets to secure borrowings for temporary or emergency purposes and except as provided in (vi) below, provided, however, that this limitation does not apply to deposits made in connection with the entering into and holding of interest rate futures contracts, (v) invest more than 10% of the value of its total assets in the aggregate in illiquid securities or other illiquid investments and repurchase agreements maturing in more than seven days, or (vi) lend its portfolio securities if immediately after such a loan more than 20% of the value of the Fund's total assets would be subject to such loans.

WORLD INCOME may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry except that this restriction does not apply to U.S. Government securities, (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Fund's total assets are outstanding, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.


31



SHORT-TERM MULTI-MARKET may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government securities, (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Fund's total assets are outstanding, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

MULTI-MARKET STRATEGY may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government securities, (ii) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

NORTH AMERICAN GOVERNMENT INCOME may not (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry except that this restriction does not apply to U.S. Government securities, (ii) borrow money, except that the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

GLOBAL DOLLAR GOVERNMENT may not (i) invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry, except that this restriction does not apply to U.S. Government securities, (ii) purchase more than 10% of any class of the voting securities of any one issuer, (iii) borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act, and (b) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund, (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings, or (v) purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own more than 3% of the total outstanding voting stock of any investment company or more than 5% of the value of the Fund's net assets would be invested in securities of any one or more investment companies.

CORPORATE BOND may not (i) invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, or (ii) own more than 10% of the outstanding voting securities of any issuer.

RISK CONSIDERATIONS
FIXED-INCOME SECURITIES. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Fund's securities generally rise. Conversely, during periods of rising interest rates, the values of a Fund's securities generally decline.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which GLOBAL DOLLAR GOVERNMENT invests may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Fund may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Fund's investment objectives. The Fund's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

FOREIGN INVESTMENT. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes such securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to


32



delays and related administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. The liquidity of a Fund's investments in any country in which any of these factors exists could be affected and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of a foreign country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

WORLD INCOME may invest a portion of its net assets in securities denominated in the ECU. There are risks associated with concentration of investments in a particular region of the world such as Western Europe since the economies and markets of the countries in the region tend to be interrelated and may be adversely affected by political, economic and other events in a similar manner.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on NORTH AMERICAN GOVERNMENT INCOME'S investments in the securities of Canadian issuers or investments denominated in Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Fund's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

CURRENCY CONSIDERATIONS. Those Funds that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Fund's net assets, distributions and income. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks. See 'Additional Investment Practices' above.

SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the sovereign debt obligations in which GLOBAL DOLLAR GOVERNMENT will invest. Reduced secondary market liquidity may have an adverse effect on the market price and the Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for the Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.


33



By investing in sovereign debt obligations, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Fund will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multi-lateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

The Fund is permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Fund's investment objectives. The Fund may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

EFFECTS OF BORROWING. A Fund's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Fund that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Fund result in leveraging of the Fund's shares of common stock. Utilization of leverage, which is usually considered speculative, however, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares of common stock and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations in which the Fund may be invested. To the extent that the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return than if a Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value of a Fund's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by either MULTI-MARKET STRATEGY or NORTH


34



AMERICAN GOVERNMENT INCOME could adversely affect the Funds' shareholders, as noted above, or in anticipation of such changes, either Fund may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Fund shareholders. Either Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Under the 1940 Act, a Fund is not permitted to borrow unless immediately after such borrowing there is 'asset coverage,' as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, a Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of a Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 300%; while outstanding borrowings representing 25% of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 400%. A Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require a Fund to sell portfolio securities at times considered disadvantageous by Alliance. In the event that a Fund is required to sell portfolio securities in order to make repayments, such sales of portfolio securities could cause the Fund to incur related transaction costs and might cause the Fund to realize gains on securities held for less than three months. Because not more than 30% of a Fund's gross income may be derived from the sale or disposition of stocks and securities held for less than three months to maintain the Fund's tax status as a regulated investment company, such gains would limit the ability of a Fund to sell other securities held for less than three months that a Fund might wish to sell in the ordinary course of its portfolio management and thus might adversely affect the Fund's yield. See 'Dividends, Distributions and Taxes.'

Each of MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT may also borrow to repurchase its shares or to meet redemption requests. In addition, each Fund may borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount not exceeding 5% of the value of the assets of the Fund. Borrowings for temporary purposes are not subject to the 300% asset average limit described above. See 'Certain Fundamental Investment Policies.' SHORT-TERM U.S. GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT may also borrow through the use of reverse repurchase agreements, and GLOBAL DOLLAR GOVERNMENT also through the use of dollar rolls to the extent permitted by the 1940 Act. See 'Investment Objectives and Policies-Reverse Repurchase Agreements and Dollar Rolls.'

INVESTMENT IN THE BANKING INDUSTRY. Due to the investment policies of MULTI-MARKET STRATEGY, WORLD INCOME and SHORT-TERM MULTI-MARKET with respect to investments in the banking industry, those Funds will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on each Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of: the concentration of loan portfolios in particular business such as real estate, energy, agriculture or high technology-related companies; national and local regulation; and competition within those industries as well as with other types of financial institutions. In addition, each Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Funds will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

SECURITIES RATINGS. The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.


35



Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets. Under the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, federally-insured savings and loan associations were required to have divested their investments in non-investment grade corporate debt securities by July 1, 1994. Such divestiture and continuing restrictions on the ability of such associations to acquire lower-rated securities could have a material adverse effect on the market and prices of such securities.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities. In considering investments for the Fund, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

NON-RATED SECURITIES. Non-rated securities will also be considered for investment by NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT and CORPORATE BOND when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

NON-DIVERSIFIED STATUS. Each of WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT is a 'non-diversified' investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, each Fund intends to conduct its operations so as to qualify to be taxed as a 'regulated investment company' for purposes of the Code, which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See 'Dividends, Distributions and Taxes' in each Fund's Statement of Additional Information. To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in U.S. Government securities are not subject to these limitations. Because each of WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT is a non-diversified investment company, it may invest in a smaller number of individual issuers than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company.

Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard sovereign debt obligations issued by different issuers located in the same country are often treated as issued by a single issuer for purposes of these diversification tests. Certain issuers of structured securities and loan participations may be treated as separate issuers for the purposes of these tests. Accordingly, in order to meet the diversification tests and thereby maintain its status as a regulated investment company, NORTH AMERICAN GOVERNMENT INCOME will be required to diversify its portfolio of foreign government securities in a manner which would not be necessary if the Fund had made similar investments in U.S. Government securities.


                        PURCHASE AND SALE OF SHARES
_______________________________________________________________________________

HOW TO BUY SHARES
You can purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through Alliance Fund Distributors, Inc. ('AFD'), each Fund's principal underwriter. The minimum initial investment in each Fund is $250. The minimum for subsequent investments in each Fund is $50. Investments of $25 or more are allowed under the automatic investment program of each Fund. Share certificates are issued only upon request. See the Subscription Application and Statements of Additional Information for more information.

Each Fund offers three classes of shares, Class A, Class B and Class C, except that WORLD INCOME offers only one class of


36



shares that you can purchase without any initial sales charge or contingent deferred sales charge ('CDSC').

CLASS A SHARES-INITIAL SALES CHARGE ALTERNATIVE
You can purchase Class A shares at net asset value plus an initial sales charge, as follows:


                                    Initial Sales Charge
                                   as % of                    Commission to
                                 Net Amount      as % of     Dealer/Agent as %
Amount Purchased                  Invested   Offering Price  of Offering Price
--------------------------------  ---------  --------------  -----------------
Less than $100,000                   4.44%         4.25%          4.00%
$100,000 to less than $250,000       3.36          3.25           3.00
$250,000 to less than $500,000       2.30          2.25           2.00
$500,000 to less than $1,000,000     1.78          1.75           1.50


On purchases of $1,000,000 or more, you pay no initial sales charge but may pay a CDSC equal to 1% of the lesser of net asset value at the time of redemption or original cost if you redeem within one year; Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value programs. Consult the Subscription Application and Statements of Additional Information.

CLASS B SHARES-DEFERRED SALES CHARGE ALTERNATIVE
You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within three years after purchase. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares until the redemption of those shares. The amount of the CDSC for each Fund is as set forth below. Class B shares of a Fund purchased prior to the date of this Prospectus may be subject to a different CDSC schedule, which was disclosed in the Fund's prospectus in use at the time of purchase and is set forth in the Fund's current Statement of Additional Information.


     Year Since Purchase      CDSC
     -----------------------------
     First                    3.0%
     Second                   2.0%
     Third                    1.0%
     Thereafter               None


Class B shares are subject to higher distribution fees than Class A shares for a period of six years (after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

CLASS C SHARES-ASSET-BASED SALES CHARGE ALTERNATIVE
You can purchase Class C shares without any initial sales charge or a CDSC. A Fund will thus receive the full amount of your purchase, and you will receive the entire net asset value of your shares upon redemption. Class C shares incur higher distribution fees than Class A shares and do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

APPLICATION OF THE CDSC
Shares obtained from dividend or distribution reinvestment are not subject to the CDSC on Class A and Class B shares. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a systematic withdrawal plan. See the Statements of Additional Information.

HOW THE FUNDS VALUE THEIR SHARES
The net asset value of each class of shares of a Fund is calculated by dividing the value of the Fund's net assets allocable to that class by the outstanding shares of that class. Shares are valued each day the New York Stock Exchange (the 'Exchange') is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors believe would accurately reflect fair market value.

GENERAL
The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there are no initial or contingent deferred sales charges. Consult your financial agent. Dealers and agents may receive differing compensation for selling Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $5,000,000. The Funds may refuse any order to purchase shares.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. Such incentives may


37



take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

HOW TO SELL SHARES
You may 'redeem', i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC for Class B shares) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check or electronic funds transfer, a Fund will not send proceeds until it is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

SELLING SHARES THROUGH YOUR BROKER
A Fund must receive your broker's request before 4:00 p.m. Eastern time for you to receive that day's net asset value (less any applicable CDSC for Class B shares). Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

SELLING SHARES DIRECTLY TO A FUND
Send a signed letter of instruction or stock power form to Alliance Fund Services, Inc. ('AFS'), each Fund's registrar, transfer agent and dividend-disbursing agent, along with certificates, if any, that represent the shares you want to sell. For your protection, signatures must be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor institution. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. For details contact:

Alliance Fund Services
P.O. Box 1520
Secaucus, NJ 07096-1520
800-221-5672

Alternatively, a request for redemption of shares for which no stock certificates have been issued can also be made by telephone to 800-221-5672 by a shareholder who has completed the Subscription Application or an 'Autosell' application obtained from AFS. Telephone redemption requests must be for at least $500 and may not exceed $100,000, and must be made between 9 a.m. and 4 p.m. Eastern time on a Fund business day. Proceeds of telephone redemptions will be sent by electronic funds transfer. Proceeds of telephone redemptions also may be sent by check to a shareholder's address of record, but only once in any 30-day period and in an amount not exceeding $50,000. Telephone redemption by check is not available for shares purchased within 15 calendar days prior to the redemption request, shares held in nominee or 'street name' accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

GENERAL
The sale of shares is a taxable transaction for federal tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES
AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Application. A shareholder's manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

HOW TO EXCHANGE SHARES
You may exchange your shares of WORLD INCOME for Class A shares of other Alliance Mutual Funds and shares of most Alliance money market funds. You may exchange your shares of any other Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the net asset values next determined, without sales or service charges. Exchanges may be made by telephone or written request.

Class A and Class B shares will continue to age without regard to exchanges for the purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ('original shares'). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at 800-221-5672 to exchange uncertificated shares. An exchange is a taxable capital transaction for federal tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.


38



                          MANAGEMENT OF THE FUNDS
_______________________________________________________________________________

ADVISER

Alliance, which is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the 'Advisory Agreement') to provide investment advice and, in general, to conduct the management and investment program of each Fund, subject to the general supervision and control of the Directors or Trustess of the Fund.

Alliance is a leading international investment manager supervising client accounts with assets as of September 30, 1995 totaling more than $140 billion (of which more than $44 billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The 51 registered investment companies managed by Alliance comprising 105 separate investment portfolios currently have over two million shareholders. As of September 30, 1995, Alliance was retained as an investment manager for 29 of the Fortune 100 companies.

Alliance Capital Management Corporation ('ACMC'), the sole general partner of, and the owner of a 1% general partnership interest in, Alliance, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ('Equitable'), one of the largest life insurance companies in the United States, which is a wholly-owned subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a French insurance holding company. Certain information concerning the ownership and control of Equitable by AXA is set forth in each Fund's Statement of Additional Information under 'Management of the Fund.'

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.


                                                       Principal occupation
                       Employee; time period;            during the past
Fund                     title with ACMC                   five years
-------------------------------------------------------------------------------

Short-Term             Patricia J. Young since 1995    Associated with
Government             -Senior Vice President          Alliance since
                                                       March 1992;
                                                       prior thereto, a
                                                       managing director
                                                       and portfolio
                                                       manager for
                                                       Hyperion Capital
                                                       since March
                                                       1991 and a
                                                       managing director
                                                       with Fischer, Francis,
                                                       Trees & Watts

                       Paul A. Ullman                  Associated with
                       since 1995                      Alliance since
                                                       March 1992; prior
                                                       thereto, a director and
                                                       portfolio manager for
                                                       Hyperion Capital since
                                                       July 1990 and a
                                                       Vice President at
                                                       Salomon Brothers Inc.

U.S. Government        Wayne D. Lyski since 1983       Associated with
                       -Executive Vice President       Alliance

                       Paul J. DeNoon since            Associated with Alliance
                       January 1992-                   since January 1992;
                       Vice President                  prior thereto, a
                                                       Vice President at
                                                       Manufacturers
                                                       Hanover Trust

Mortgage Strategy      Patricia J. Young since         (see above)
                       inception-(see above)

                       Paul A. Ullman                  (see ablve)
                       since inception-
                       (see above)

Mortgage Securities    Patricia J. Young               (see above)
                       March 1992-(see above)

World Income           Douglas J. Peebles since        Associated with
                       inception-Vice President        Alliance

Short-Term             Douglas J. Peebles since        (see above)
Multi-Market           1995-(see above)

Multi-Market Strategy  Douglas J. Peebles since        (see above)
                       inception-(see above)

North American         Wayne D. Lyski since            (see above)
Government Income      inception-(see above)

Global Dollar          Wayne D. Lyski since            (see above)
Government             inception -(see above)

Corporate Bond         Wayne D. Lyski since            (see above)
                       1987-(see above)
                       Paul J. DeNoon since            (see above)
                       January 1992-(see above)


DISTRIBUTION SERVICES AGREEMENTS

Rule 12b-1 adopted by the Commission under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted one or more 'Rule 12b-1 plans' (for each Fund, a 'Plan') and has entered into a Distribution Services Agreement (the 'Agreement') with AFD. Pursuant to its Plan, a Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed for each Fund other than WORLD INCOME an annual rate of .30% (.50% with respect to SHORT-TERM U.S. GOVERNMENT) of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, and for WORLD INCOME may not exceed an annual rate of .90% of the Fund's aggregate average daily net


39


assets, for distribution expenses. The Trustees of SHORT-TERM U.S. GOVERNMENT currently limit payments with respect to Class A shares under the Plan to .30% of the Fund's aggregate average daily net assets attributable to Class A shares. The Plans provide that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of each Fund attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

The Plans provide that AFD will use the distribution services fee received from a Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Plans are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to, with respect to each Fund other than WORLD INCOME, .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, and, with respect to WORLD INCOME, .90%, annualized, of the assets maintained in a Fund by their customers. Distribution services fees received from WORLD INCOME and the other Funds, except SHORT-TERM U.S. GOVERNMENT, with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Funds, with respect to Class B and Class C shares, may be used for these purposes. The Plans also provide that Alliance may use its own resources to finance the distribution of each Fund's shares.

The Funds are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. Except as noted below for SHORT-TERM U.S. GOVERNMENT, with respect to Class A shares of each Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares under the Plans of the other Funds is directly tied to the expenses incurred by AFD. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the applicable Plan with respect to the class involved and, in the case of Class B shares, payments received from CDSCs. The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Plan with respect to the class involved and, in the case of Class B shares, payments subsequently received through CDSCs, so long as the Plan is in effect. Since AFD's compensation under the Plan of SHORT-TERM U.S. GOVERNMENT is not directly tied to its expenses incurred, the amount of compensation received by it during any year may be more or less than its actual expenses.

Unreimbursed distribution expenses incurred as of the end of each Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares for all Funds (except SHORT-TERM U.S. GOVERNMENT), were, as of that time, as follows:


                                   Amount of Unreimbursed Distribution Expenses
                                             (as % of Net Assets of Class)
                          ------------------------------------------------------
                                         Class B                  Class C
--------------------------------------------------------------------------------
Short-Term U.S. Government          $   348,789 (5.47%)      $  500,617  (9.67%)
U.S. Government                     $13,511,108 (1.74%)      $2,224,264  (1.22%)
Mortgage Strategy.                  $ 1,042,848  (.76%)      $1,875,176  (1.32%)
Mortgage Securities Income          $16,372,116 (1.78%)      $1,459,018  (2.50%)
Short-Term Multi-Market             $12,115,694 (1.20%)      $  798,673  (9.82%)
Multi-Market Strategy               $ 7,254,301 (3.10%)      $  286,168 (22.90%)
North American Government Income    $29,558,594 (1.80%)      $2,355,558   (.64%)
Global Dollar Government            $ 1,832,297 (2.94%)      $  174,111  (1.86%)
Corporate Bond                      $ 5,476,418 (2.27%)      $  607,167  (1.19%)


The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Funds' management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreements. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected. The State of Texas requires that shares of a Fund may be sold in that state only by dealers or other financial institutions that are registered there as broker-dealers.


                    DIVIDENDS, DISTRIBUTIONS AND TAXES
_______________________________________________________________________________

DIVIDENDS AND DISTRIBUTIONS

Dividends on shares of a Fund will be declared on each Fund business day from the Fund's net investment income. Dividends on shares for Saturdays, Sundays and holidays will be declared on the previous business day. Each Fund pays dividends on its shares after the close of business on the 20th


40



day of each month or, if such day is not a business day, the first business day thereafter. At your election (which you may change at least 30 days prior to the record date for a particular dividend or distribution), dividends and distributions are paid in cash or reinvested in additional shares without charge.

If you receive an income dividend or capital gains distribution in cash you may, within 30 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing such dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

Cash dividends can be paid by check or, if the shareholder so elects, electronically via the ACH network. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions. Dividends paid by a Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate, and there can be no assurance that a Fund will pay any dividends or realize any capital gains.
If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

FOREIGN INCOME TAXES
Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to 'pass through' to the Fund's shareholders credits for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so.

U.S. FEDERAL INCOME TAXES
Each Fund intends to qualify to be taxed as a 'regulated investment company' under the Code. To the extent that a Fund distributes its taxable income and net capital gain to its shareholders, qualification as a regulated investment company relieves that Fund of federal income and excise taxes on that part of its taxable income including net capital gains which it pays out to its shareholders. Dividends out of net ordinary income and distributions of net short-term capital gains are taxable to the recipient shareholders as ordinary income. In the case of corporate shareholders, such dividends from certain Funds may be eligible for the dividends-received deduction, except that the amount eligible for the deduction is limited to the amount of qualifying dividends received by the Fund. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Fund at least 46 days. Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of a Fund is financed with indebtedness.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Fund to its shareholders as capital gains distributions is taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her stock. Long-term capital gains distributions are not eligible for the dividends-received deduction referred to above.

Under the current federal tax law the amount of an income dividend or capital gains distribution declared by a Fund during October, November or December of a year to shareholders of record as of a specified date in such a month that is paid during January of the following year is includable in the prior year's taxable income of shareholders that are calendar year taxpayers.

Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

Distributions by a Fund may be subject to state and local taxes. U.S. GOVERNMENT, MORTGAGE STRATEGY, MORTGAGE SECURITIES INCOME, WORLD INCOME, SHORT-TERM MULTI-MARKET, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and CORPORATE BOND are qualified to do business in the Commonwealth of Pennsylvania and, therefore, are subject to the Pennsylvania foreign franchise and corporate net income tax in respect of their business activities in Pennsylvania. Accordingly, shares of such Funds are exempt from Pennsylvania personal property taxes. These Funds anticipate continuing such business activities but reserve the right to


41



suspend them at any time, resulting in the termination of the exemptions.

A Fund will be required to withhold 31% of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Fund, or the Secretary of the Treasury notifies a Fund that a shareholder has not reported all interest and dividend income required to be shown on the shareholder's Federal income tax return.

Shareholders will be advised annually as to the federal tax status of dividends and capital gains distributions made by a Fund for the preceding year. Shareholders are urged to consult their tax advisers regarding their own tax situation.


                             GENERAL INFORMATION
_______________________________________________________________________________

PORTFOLIO TRANSACTIONS
Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

ORGANIZATION
Each of the following Funds is a Maryland corporation organized in the year indicated: U.S. GOVERNMENT PORTFOLIO and CORPORATE BOND PORTFOLIO (each a series of Alliance Bond Fund, Inc.) (1973), ALLIANCE MORTGAGE STRATEGY TRUST, INC. (1992), ALLIANCE MORTGAGE SECURITIES INCOME FUND, INC. (1983), ALLIANCE WORLD INCOME TRUST, INC. (1990), ALLIANCE SHORT-TERM MULTI-MARKET TRUST, INC.
(1989), ALLIANCE MULTI-MARKET STRATEGY TRUST, INC. (1991), ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. (1992) and ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND, INC. (1993). Prior to January 4, 1993, CORPORATE BOND PORTFOLIO was known as Monthly Income Portfolio. ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND is a series of The Alliance Portfolios, a Massachusetts business trust that was organized in 1987. Prior to August 2, 1993, The Alliance Portfolios was known as The Equitable Funds and SHORT-TERM U.S. GOVERNMENT was known as The Equitable Short-Term U.S. Government Fund.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal, or in the case of the Funds organized as Maryland corporations, state law. Shareholders have available certain procedures for the removal of Directors.

A shareholder in a Fund will be entitled to his or her pro rata share of all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Funds are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives, and additional classes of shares. If an additional portfolio or class were established in a Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, Class B and Class C shares have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares votes separately with respect to a Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Since this Prospectus sets forth information about all the Funds, it is theoretically possible that a Fund might be liable for any materially inaccurate or incomplete disclosure in this Prospectus concerning another Fund. Based on the advice of counsel, however, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund. Certain additional matters relating to a Fund's organization are discussed in its Statement of Additional Information.

PENDING LEGAL PROCEEDINGS INVOLVING NORTH AMERICAN GOVERNMENT INCOME
On July 25, 1995; a Consolidated and Supplemental Class Action Complaint ('Complaint') styled IN RE ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST, INC. SECURITIES LITIGATION was filed in the United States District Court for the Southern District of New York against the Fund, Alliance, ACMC, AFD, The Equitable Companies Incorporated, a parent of Alliance, certain officers of the Fund, certain current and former directors of the Fund, certain current and former officers of ACMC and certain directors of ACMC; alleging violations of federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint seeks certification of a plaintiff class of all persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994. The Complaint alleges that as of the date of the Complaint, the Fund's losses exceeded $750,000,000. The Complaint seeks as relief unspecified damages, costs and attorneys' fees.

The principal allegations of the Complaint are that upon the advice of Alliance the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders.
On September 26, 1995, defendants jointly filed a motion to dismiss the Complaint in its entirety. The Fund and Alliance believe that the allegations in the Complaint are without merit and intend to vigorously defend against these claims.


42



REGISTRAR, TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
AFS, an indirect wholly-owned subsidiary of Alliance, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund. The transfer agency fee with respect to Class B shares will be higher than the transfer agency fee with respect to Class A shares or Class C shares.

PRINCIPAL UNDERWRITER
AFD, an indirect wholly-owned subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds.

PERFORMANCE INFORMATION
From time to time, the Funds advertise their 'yield' and 'total return,' which are computed separately for Class A, Class B and Class C shares. A Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. A Fund may also state in sales literature an 'actual distribution rate' for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares. Advertisements of a Fund's total return disclose its average annual compounded total return for the periods prescribed by the Commission. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of a Fund's shares are assumed to have been paid. A Fund will include performance data for each class of its shares in any advertisement or sales literature using performance data of that Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices.

ADDITIONAL INFORMATION
This Prospectus and the Statements of Additional Information, which have been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.



43


APPENDIX A:

BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.
Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa-Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating-When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:
1.  An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3.  There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note-Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA-Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA-Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A-Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C-Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation A-1 and CCC the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


A-1


CI-The rating CI is reserved for income bonds on which no interest is being paid.

D-Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-)-The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR-Not rated.

DUFF & PHELPS CREDIT RATING CO.
AAA-Highest claims paying ability. Risk factors are negligible.

AA+, AA, AA-Very high claims paying ability. Protection factors are strong. Risk is modest, but may vary slightly over time due to economic and/or underwriting conditions.

A+, A, A--High claims paying ability. Protection factors are average and there is an expectation of variability in risk over time due to economic and/or underwriting conditions.

BBB+, BBB, BBB--Adequate claims paying ability. Protection factors are adequate. There is considerable variability in risk over time due to economic and/or underwriting conditions.

BB+, BB, BB--Uncertain claims paying ability and less than investment-grade quality. However, the company is deemed likely to meet these obligations when due. Protection factors will vary widely with changes in economic and/or underwriting conditions.

B+, B, B--Possessing risk that policy holder and contract-holder obligations will not be paid when due. Protection factors will vary widely with changes in economic and/or underwriting conditions or company fortunes.

CCC-There is substantial risk that policy holder and contract holder obligations will not be paid when due. Company has been or is likely to be placed under state insurance department supervision.

DD-Company is under an order of liquidation.

FITCH INVESTORS SERVICE, INC.
AAA-Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA-Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A-Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB-Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB-Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B-Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC-Bonds have certain identifiable characteristics which, if not remedied, may lead to default.

The ability to meet obligations requires an advantageous business and economic environment.

CC-Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C-Bonds are in imminent default in payment of interest or principal.

DDD, DD, D-Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)-Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories. NR-Indicates that Fitch does not rate the specific issue.


A-2



APPENDIX B:

GENERAL INFORMATION ABOUT CANADA, MEXICO AND ARGENTINA

GENERAL INFORMATION ABOUT CANADA
Canada consists of a federation of ten Provinces and two federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. During the last several years, Canada has experienced a weakening of its currency. In January 1995, the Canadian Dollar fell to a nine-year low against the U.S. dollar, decreasing in value compared to the U.S. Dollar by approximately 25% from October 1991. From January 31, 1995, through September 29, 1995, the Canadian Dollar increased in value by approximately 5%.
The range of fluctuation that occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be predicted.

GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES
The United Mexican States ('Mexico') is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

While in recent years the Mexican economy has experienced improvement in a number of areas, including five consecutive years of growth in gross domestic product and a substantial reduction in the rate of inflation and in public sector financial deficit, beginning in 1994, Mexico has experienced an economic crisis that led to the devaluation of the Peso in December 1994. Much of the past improvement in the Mexican economy has been attributable to a series of economic policy initiatives initiated by the Mexican government over the past decade, which seek to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government has been proceeding with a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment. The recent adoption by Canada, the United States and Mexico of the North American Free Trade Agreement could also contribute to the growth of the Mexican economy.

In 1994 Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic programs; and a new social accord among the government, business and labor sectors of the country was entered into in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

While the Mexican economy has stabilized, it is still in a recession and suffers from high inflation and high interest rates. Mexico's economy may also be influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable political and social conditions.


There is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In August 1976, the Mexican government established a policy of allowing the Mexican Peso to float against the U.S. Dollar and other currencies. Under this policy, the value of the Mexican Peso consistently declined against the U.S. Dollar. Under economic policy initiatives implemented since December


B-1


1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 20, 1994, the Mexican government announced a new policy that would allow a more substantial yet still controlled devaluation of the Mexican Peso. On December 22, 1994, the Mexican government announced that it would not continue with the policy announced two days earlier and would instead permit the Peso to float against other currencies, resulting in a continued decline against the U.S. Dollar.

In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA
The Republic of Argentina ('Argentina') consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.

The military has intervened in the political process on several occasions since the 1930's and has ruled the country for 22 of the past 62 years. The most recent military government ruled the country from 1976 to 1983. Four unsuccessful military uprisings have occurred since 1983, the most recent in December 1990.

Shortly after taking office in 1989, the country's current President adopted market-oriented and reformist policies, including a large privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.

In the decade prior to the current announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The Economy Minister's plan represented a pronounced departure from its predecessors in calling for raised revenues, reduced expenditures and a reduced public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed.
As a result of the economic stabilization reforms, gross domestic product has increased and inflation has decreased.

Significant progress was also made in 1992 in rescheduling Argentina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium terms and allowed a return to voluntary credit markets. Further reforms are currently being implemented in order to sustain and continue the progress to date. There is no assurance that Argentina's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In 1991 the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by foreign exchange reserves, in an effort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.

The Argentine Peso has been the Argentine currency since January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time and there can be no assurance that future rates of exchange can be accurately predicted. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. On September 8, 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the new legislation, foreign investors will be permitted to remit profits at any time.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THIS PROSPECTUS IS INTENDED TO CONSTITUTE AN OFFER BY EACH FUND ONLY OF THE SECURITIES OF WHICH IT IS THE ISSUER AND IS NOT INTENDED TO CONSTITUTE AN OFFER BY ANY FUND OF THE SECURITIES OF ANY OTHER FUND WHOSE SECURITIES ARE ALSO OFFERED BY THIS PROSPECTUS. NO FUND INTENDS TO MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE DISCLOSURE IN THIS PROSPECTUS RELATING TO ANY OTHER FUND. SEE 'GENERAL INFORMATION-ORGANIZATION.'

B-2



                     ALLIANCE SUBSCRIPTION APPLICATION
_______________________________________________________________________________

                            ALLIANCE BOND FUNDS

 SHORT-TERM U.S. GOVERNMENT FUND           SHORT-TERM MULTI-MARKET TRUST
    U.S. GOVERNMENT PORTFOLIO               MULTI-MARKET STRATEGY TRUST
     MORTGAGE STRATEGY TRUST           NORTH AMERICAN GOVERNMENT INCOME TRUST
 MORTGAGE SECURITIES INCOME FUND           GLOBAL DOLLAR GOVERNMENT FUND
        WORLD INCOME TRUST                   CORPORATE BOND PORTFOLIO

                         INFORMATION AND INSTRUCTIONS
_______________________________________________________________________________

TO OPEN YOUR NEW ALLIANCE ACCOUNT
Please complete the application and mail it to:
  Alliance Fund Services, Inc., P.O. Box 1520, Secaucus, New Jersey 07096-1520

SIGNATURES-PLEASE BE SURE TO SIGN THE APPLICATION (SECTION 7)
If shares are registered in the name of:
 .  an individual, the individual should sign.
 .  joint tenants, both should sign.
 .  a custodian for a minor, the custodian should sign.
 .  a corporation or other organization, an authorized officer should sign
   (please indicate corporate office or title).
 . a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).

REGISTRATION
To ensure proper tax reporting to the IRS:
 . Individuals, Joint Tenants and Gift/Transfer to a Minor:
  - Indicate your name exactly as it appears on your social security card.
 . Trust/Other:
  - Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

PLEASE NOTE:
 . Certain legal documents will be required from corporations or other organizations, executors and trustees, or if a redemption is requested by anyone other than the shareholder of record. If you have any questions concerning a redemption, contact the Fund at the number below.

 . In the case of redemptions or repurchases of shares recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

IF WE CAN ASSIST YOU IN ANY WAY, PLEASE DO NOT HESITATE TO CALL US AT:
 1-(800) 221-5672.


2


                          SUBSCRIPTION APPLICATION
_______________________________________________________________________________

                            ALLIANCE BOND FUNDS
             (SEE INSTRUCTIONS AT THE FRONT OF THE APPLICATION)


              1. YOUR ACCOUNT REGISTRATION      (PLEASE PRINT)
_______________________________________________________________________________

[ ] INDIVIDUAL OR JOINT ACCOUNT

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Owner's Name  (First Name)           (MI)          (Last Name)

|___|___|___| - |___|___| - |___|___|___|___|
Social Security Number (Required to open account)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Joint Owner's Name* (First Name )    (MI)          (Last Name)

*JOINT TENANTS WITH RIGHT OF SURVIVORSHIP UNLESS OTHERWISE INDICATED

[ ]GIFT/TRANSFER TO A MINOR

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Custodian-One Name Only(First Name)  (MI)          (Last Name)

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Minor's (First Name)                 (MI)          (Last Name)

|___|___|___| - |___|___| - |___|___|___|___|
Minor's Social Security Number (Required to open account)

Under the State of_____(Minor's Residence)Uniform Gifts/Transfer to Minor's Act

[ ] TRUST ACCOUNT

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name of Trustee

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name of Trust

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name of Trust (cont'd)

|_|_|_|_|_|_|_|_|_|_|_|_|_|
Trust Dated

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Tax ID or Social Security Number (Required to open account)

[ ] OTHER

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Name of Corporation, Partnership or other Entity

|_|_|_|_|_|_|_|_|_|
Tax ID Number

2. ADDRESS

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
Street

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
City                                      State        Zip Code

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
If Non-U.S., Specify Country

|_|_|_| - |_|_|_| - |_|_|_|_|             |_|_|_| - |_|_|_| - |_|_|_|_|
Daytime Phone                             Evening Phone

I am a:  [ ] U.S. Citizen    [ ] Non-Resident Alien
         [ ] Resident Alien  [ ] Other ________________________________________


For Alliance Use Only


3



                             3. INITIAL INVESTMENT
_______________________________________________________________________________

MINIMUM: $250; MAXIMUM: CLASS B ONLY - $250,000; CLASS C ONLY - $5,000,000. MAKE ALL CHECKS PAYABLE TO THE ALLIANCE BOND FUND IN WHICH YOU ARE INVESTING.

I hereby subscribe for shares of the following Alliance Bond Fund(s):

                                               Class B          Class C
                               Class A       (CONTINGENT       (ASSET-
                              (INITIAL        DEFERRED          BASED
                               SALES   DOLLAR   SALES   DOLLAR  SALES    DOLLAR
                              CHARGE)  AMOUNT  CHARGE)  AMOUNT  CHARGE)  AMOUNT
                              -------- ------- -------- ------- -------- ------
[ ]Short-Term U.S. Government [ ] (37)         [ ] (51)         [ ] (337)
[ ]U.S. Government            [ ] (46)         [ ] (76)         [ ] (346)
[ ]Mortgage Strategy          [ ] (88)         [ ] (89)         [ ] (388)
[ ]Mortgage Securities Income [ ] (52)         [ ] (63)         [ ] (352)
[ ]World Income               [ ] (54)         not offered      not offered
[ ]Short-Term Multi-Market    [ ] (70)         [ ] (68)         [ ] (370)
[ ]Multi-Market Strategy      [ ] (22)         [ ] (23)         [ ] (322)
[ ]North American Government  [ ] (55)         [ ] (56)         [ ] (355)
[ ]Global Dollar Government   [ ] (166)        [ ] (266)        [ ] (366)
[ ]Corporate Bond             [ ] (95)         [ ] (295)        [ ] (395)


to be purchased with the enclosed check or draft for $ _______________ + NO CHECKWRITING AVAILABLE ON THESE FUNDS.


                    4. REDUCED CHARGES (CLASS A ONLY)
_______________________________________________________________________________

If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please list below any existing accounts to be considered and complete the Right of Accumulation section or the Statement of Intent section.

____________________  _______________  _____________________  _________________
Fund                  Account Number   Fund                   Account Number


A. RIGHT OF ACCUMULATION
[ ] Please link the accounts listed above for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.


B. STATEMENT OF INTENT
[ ] I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:
[ ] $100,000       [ ] $250,000       [ ] $500,000       [ ] $1,000,000

If the full amount indicated is not purchased within 13 months, I understand an additional sales charge must be paid from my account

___________________  ________________  ___________________  ____________________
Name on Account      Account Number    Name on Account      Account Number


                          5. DISTRIBUTION OPTIONS
_______________________________________________________________________________

IF NO BOX IS CHECKED, ALL DISTRIBUTIONS WILL BE REINVESTED IN ADDITIONAL SHARES OF THE FUND

INCOME DIVIDENDS:(elect one)            [ ] Reinvest dividends
                                        [ ] Pay dividends in cash
                                        [ ] Use Dividend Direction Plan
CAPITAL GAINS DISTRIBUTION:(elect one)  [ ] Reinvest capital gains
                                        [ ] Pay capital gains in cash
                                        [ ] Use Dividend Direction Plan

If you elect to receive your income dividends or capital gains distributions in cash, please enclose a PREPRINTED VOIDED CHECK from the bank account you wish to have your dividends deposited into.**

If you wish to utilize the Dividend Direction Plan, please designate the Alliance account you wish to have your dividends reinvested in:

_____________________________________  ________________________________________
Name                                   Existing Account No.

SPECIAL DISTRIBUTION INSTRUCTIONS:
        [ ] Please pay my distributions via check and send to the address indicated in Section 2.
        [ ] Please mail my distributions to the person and/or address designated below:

_____________________________________  ________________________________________
Name                                   Address

_____________________________________  ____________________  __________________
City                                   State                 Zip


                          6. SHAREHOLDER OPTIONS
_______________________________________________________________________________

A. AUTOMATIC INVESTMENT PROGRAM (AIP) **
I hereby authorize Alliance Fund Services, Inc. to draw on my bank account, on or about the ______ day of each month for a monthly investment in my Fund account in the amount of $____________ (minimum $25 per month). Please attach a PREPRINTED VOIDED CHECK from the bank account you wish to use. NOTE: If your bank is not a member of the NACHA, your Alliance account will be credited on or about the 20th of each month.

The Fund requires signatures of bank account owners exactly as they appear on bank records.

______________________  _____________  _________________________  _____________
Individual Account      Date           Joint Account              Date

 **YOUR BANK MUST BE A MEMBER OF THE NATIONAL AUTOMATED CLEARING HOUSE ASSOCIATION (NACHA).


4



B. TELEPHONE TRANSACTIONS
You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.
Instructions:  .Review the information in the Prospectus about telephone transaction services.
               .Check the box next to the telephone transaction service(s) you desire.
               .If you select the telephone purchase or redemption privilege, you must write 'VOID' across the face of a check from the bank account you wish to use and attach it to this application.

PURCHASES AND REDEMPTIONS VIA EFT**
[ ] I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

The fund requires signatures of bank account owners exactly as they appear on bank records.

_________________________  ______________  ____________________  ______________
Individual Account Owner   Date            Joint Account Owner   Date

TELEPHONE EXCHANGES AND REDEMPTIONS BY CHECK
Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days. The maximum telephone redemption amount is $50,000 per check. This service can be enacted once every 30 days.

[ ] I do NOT elect the telephone exchange service.
[ ] I do NOT elect the telephone redemption by check service.


C. SYSTEMATIC WITHDRAWAL PLAN (SWP) **
In order to establish a SWP, an investor must own or purchase shares of the Fund having a current net asset value of at least:
 . $10,000 for monthly payments;  . $5,000 for bi-monthly payments;
 . $4,000 for quarterly or less frequent payments

[ ] I authorize this service to begin in ___________, 19____, for the amount of
                                           Month
$_____________($50.00 MINIMUM)

Frequency: (Please select one)  [ ] Monthly                      [ ] Bi-Monthly
                                [ ] Quarterly                    [ ] Annually
                                [ ] In the months circled: JFMAMJJASOND

Please send payments to: (please select one)
[ ] My checking account. Select the date of the month on or about which you wish the EFT payments to be made: _______________. Please enclose a preprinted voided check to ensure accuracy.
[ ] My address of record designated in Section 2.
[ ] The payee and address specified below:

______________________________________  _______________________________________
Name of Payee                           Address

______________________________________  ____________________  _________________
City                                    State                 Zip


D. AUTO EXCHANGE
[ ] I authorize Alliance Fund Services, Inc. to initiate a monthly exchange for $__________ ($25.00 minimum) on the _______ day of the month, into the Alliance Fund noted below:

Fund Name: _____________________________________

[ ] Existing account number:____________________       [ ] New account

Shares exchanged will be redeemed at net asset value computed on the date of the month selected. (If the date selected is not a fund business day the transaction will be processed on the next fund business day.) Certificates must remain unissued.


          7. SHAREHOLDER AUTHORIZATION THIS SECTION MUST BE COMPLETED
_______________________________________________________________________________

I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or social security number and that I have not been notified that this account is subject to backup withholding.

By selecting any of the above telephone privileges, I agree that neither the Fund nor its Investment Adviser, Principal Underwriter, Transfer Agent or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

____________________________________________  _________________________________
Signature                                     Date

____________________________________________  _________________________________
Signature                                     Date


        DEALER/AGENT AUTHORIZATION FOR SELECTED DEALERS OR AGENTS ONLY.
-------------------------------------------------------------------------------
We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 7, as well as the legal capacity of the shareholder.

Dealer/Agent Firm _____________________________________________________________
Authorized Signature __________________________________________________________
Representative First Name _________________MI ________ Last Name ______________
Representative NumberBranch Office Address
City ________________________________ State ________ Zip Code _________________
Branch Number _______________________ Branch Phone (_____)_____________________

** YOUR BANK MUST BE A MEMBER OF THE NATIONAL AUTOMATED CLEARING HOUSE
ASSOCIATION (NACHA).                                             50136GEN-BFApp


5

(LOGO)(R)                      ALLIANCE WORLD INCOME TRUST, INC

P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618

_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
           March 1, 1995 (as amended November 1, 1995)

_________________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Fund's current Prospectus. A copy of the Prospectus may be obtained by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown above.

                        TABLE OF CONTENTS
                                                        Page

Description of the Fund

Management of the Fund

Expenses of the Fund

Purchase of Shares

Redemption and Repurchase of Shares

Shareholder Services

Net Asset Value

Dividends, Distributions and Taxes

Portfolio Transactions

General Information

Report of Independent Auditors and
      Financial Statements

Appendix A (Obligations of U.S. Government Agencies
        or Instrumentalities)                           A-1

Appendix B (Bond and Commercial Paper Ratings)          B-1

Appendix C (Futures Contracts)                          C-1

Appendix D (Additional Information About                D-1
        The United Mexican States)

_________________________________________________________________

                     DESCRIPTION OF THE FUND
_________________________________________________________________

INTRODUCTION TO THE FUND

      Alliance World Income Trust, Inc. (the "Fund") is a non-diversified, open- end management investment company commonly known as a "mutual fund." The investment objective and policies of the Fund are set forth below. The Fund's investment objective may not be changed without shareholder approval. Except as otherwise provided below, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended ("1940 Act") and may, therefore, be changed by the Fund's Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders. There can be, of course, no assurance that the Fund will achieve its investment objective.

INVESTMENT OBJECTIVE AND POLICIES

      The Fund's investment objective is to seek the highest level of current income, consistent with what Alliance Capital Management L.P. (the "Adviser"), the Fund's Adviser, considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than one year. The Fund seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. Accordingly, the Fund will seek investment opportunities in foreign, as well as domestic, securities markets. The Fund will maintain at least 35% of its net assets in U.S. Dollar-denominated securities. The Fund, which is not a money market fund, is designed for the investor who seeks a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund.

      In pursuing its investment objective, the Fund seeks to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities. Normally, a high proportion of the Fund's portfolio consists of money market instruments. The Fund's Adviser actively manages the Fund's portfolio in accordance with a multi-market investment strategy, allocating the Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The Adviser adjusts the Fund's exposure to each currency based on its perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the U.S. Dollar. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. The Fund will not invest more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. Dollar.

      The returns currently available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. The Fund's Adviser believes that the use of foreign currency hedging techniques, including "cross-hedges" (see "Investment Practices--Forward Foreign Currency Exchange Contracts," below), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of across-hedge involving a forward exchange contract to sell a different foreign currency, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. It is the Adviser's belief that cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against exchange rate risks perfectly, and if the Fund's Adviser were incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

      The Fund invests in debt securities denominated in the currencies of countries participating in the European Monetary System ("EMS"). The EMS comprises the commitments of certain member states of the European Community to jointly manage the exchange rates of their currencies with the goal of promoting the harmonization and integration of the economies of the member states through exchange-rate stability. The nine countries currently participating in the EMS, and their currencies, are Belgium (Franc), Denmark (Danish Krone), France (Franc), Germany
(Mark), Great Britain (Pound Sterling), Ireland (Punt), Italy
(Lira), Netherlands (Guilder) and Spain (Peseta). The Fund also invests in debt securities denominated in the currencies of other countries whose governments are considered stable by the Adviser. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, Canadian Dollar, Japanese Yen, New Zealand Dollar, Swedish Krona and Swiss Franc.

      An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Multi-Market Funds may purchase debt securities denominated in one currency the principal amounts of which and value of interest payments on which are determined with reference (or "linked") to another currency. In this regard, as of the date of this Prospectus each Fund has invested in U.S. Dollar denominated securities issued by Mexican issuers and/or Peso-linked securities. The value of these investments may fluctuate inversely in correlation with changes in the Peso-Dollar exchange rate and with the general level of interest rates in Mexico, and, when added to a Multi-Market Fund's investments in Mexican Peso denominated securities, may exceed 25% of the value of the Fund's net assets. For a general description of Mexico, see Appendix D.

      The Fund may invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Community, a twelve-nation organization engaged in cooperative economic activities. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Fund's Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranational organizations (discussed below), in particular, issue ECU-denominated obligations.

      The Fund may invest in debt securities issued by supranational organizations such as: the International Bank for Reconstruction and Development (World Bank), which was chartered to finance development projects in developing member countries; the European Community; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

      The Fund seeks to minimize investment risk by limiting its portfolio investments to income producing debt securities of high quality and will invest at least 65% (and normally substantially all) of its total assets in such securities. The Fund's portfolio securities will consist only of: (i) debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"; (ii) obligations issued or guaranteed by a foreign government or any of its political subdivisions,authorities, agencies, or instrumentalities, all of which are rated AAA or AA by Standard & Poor's Ratings Services ("S&P") or Aaa or Aa by Moody's Investors Services, Inc. ("Moody's") or, if unrated, determined by the Fund's Adviser to be of equivalent quality; (iii) obligations issued or guaranteed by supranational entities and corporate debt securities, all of which are rated AAA by S&P or Aaa by Moody's or, if unrated, determined by the Fund's Adviser to be of equivalent quality; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion and determined by the Adviser to be of high quality; and (v) commercial paper rated A-1 by S&P, Prime-1 by Moody's, Fitch-1 by Fitch Investors Service, Inc., or Duff 1 by Duff & Phelps Inc. or, if not rated, issued by U.S. or foreign companies having outstanding debt securities rated AAA by S&P or Aaa by Moody's and determined by the Adviser to be of equivalent quality.

      Under normal circumstances, and as a matter of fundamental policy, the Fund "concentrates" at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non- bank dealers) in accordance with the policies set forth in "Repurchase Agreements" below. However, when business or financial conditions warrant the Fund may, for temporary defensive purposes, vary from its policy of investing at least 25% of its total assets in the banking industry. For example, the Fund may reduce its position in debt instruments issued by domestic and foreign banks and bank holding companies and increase its position in U.S. Government Securities or cash equivalents.

      Due to the Fund's investment policy with respect to investments in the banking industry, the Fund will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on the Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of: the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; national and local regulation; and competition within those industries as well as with other types of financial institutions. In addition, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Fund will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

      Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

      The Fund will invest a portion of its net assets in securities denominated in the currencies of countries participating in the EMS or denominated in the ECU. There are risks associated with concentration of investments in a particular region of the world such as Western Europe since the economies and markets of the countries in the region tend to be interrelated and may be adversely affected by political, economic and other events in a similar manner.

      The net asset value of the Fund's shares will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline. However, a shorter average maturity is generally associated with a lower level of market value volatility and, accordingly, it is expected that the net asset value of the Fund's shares normally will fluctuate less than that of a longer-term bond fund.

      The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund conducts, and intends to continue to conduct, its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes-U.S. Federal Income Taxes." To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than five percent of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. Government Securities are not subject to these limitations. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company.

INVESTMENT PRACTICES

      U.S. GOVERNMENT SECURITIES. For a description of obligations issued or guaranteed by U.S. Government agencies or instrumentalities ("U.S. Government Securities"), see Appendix A.

      CERTIFICATES OF DEPOSIT AND BANKERS ACCEPTANCES. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptance can be as long as 270 days, most acceptances have maturities of six months or less.

      COMMERCIAL PAPER. The Fund may invest without limitation in commercial paper which is indexed to certain specific foreign currency exchange rates. Commercial paper consists of short-term (usually from 1-270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation.

      A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter of agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

      For a description of commercial paper ratings, see
Appendix B.

      ILLIQUID SECURITIES. The Fund has adopted the following investment policy which may be changed by the vote of the Board of Directors. The Fund will not invest in illiquid securities if immediately after such investment more than 10% of the Fund's total assets (taken at market value) would be invested in such securities. In addition, the Fund will not maintain more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale,
(b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and
(c) repurchase agreements not terminable within seven days. See "Additional Investment Policies," below.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities eligible for resale under Rule 144A, as amended, that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      During the coming year, the Fund may invest up to 5% of its total assets in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering."
Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

      Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System sponsored by the National Association of Securities Dealers, Inc., an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuer.

      The Adviser, under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, the Adviser will consider INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security;
(3) the number of other potential purchasers of the security;
(4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of security.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or corporate debt securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts to be written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter.

      The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

      The Board of Directors has adopted the requirement that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Board of Directors has also restricted the Fund's use of futures contracts so that the aggregate of the market value of the outstanding futures contracts purchased by the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund may not exceed 50% of the market value of the total assets of the Fund. These restrictions will not be changed by the Fund's Board of Directors without considering the policies and concerns of the various applicable federal and state regulatory agencies. The Fund's Custodian will place cash not available for investment or U.S. Government Securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments in futures contracts.

      The Fund will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund, or (ii) enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund.

      See Appendix C for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

      OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies.

      See Appendix C for further discussion of the use, risks and costs of options on foreign currencies.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). To the extent required by applicable law, the Fund's Custodian will place cash not available for investment or U.S. Government Securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law.

      The Fund may purchase or sell forward foreign currency exchange contracts. While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of or rates of return on the Fund's foreign currency-denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

      The matching of the increase in value of a forward contract and the decline in the U.S Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

      GENERAL. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the

Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

      The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and
(ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. See "Dividends, Distributions and Taxes-U.S. Federal Income Taxes."

      LOANS OF PORTFOLIO SECURITIES. The Fund may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, U.S. Government Securities or other liquid high-quality debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially.
In determining whether to lend securities to a particular borrower, the Fund's Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities.

      REPURCHASE AGREEMENTS. The Fund may enter into "repurchase agreements" pertaining to the types of securities it may invest in with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently the Fund enters into repurchase agreements only with its Custodian and such primary dealers. A repurchase agreement arises when a buyer such as the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer- term nature. The Fund requires continual maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Fund's Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

FUNDAMENTAL INVESTMENT POLICIES

      The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without shareholder approval, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares, whichever is less.

      The Fund may not:

      1. Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

      2. Participate on a joint or joint and several basis in any securities trading account;

      3. Invest in companies for the purpose of exercising control;

      4. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

      5. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's total assets would be invested in securities of any one or more closed-end investment companies; or

      6. (i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein; (ii) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (iii) invest in interests in oil and gas, or other mineral exploration or development programs; (iv) purchase securities on margin except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

      To reduce investment risk, as a matter of fundamental policy, the Fund may not: (i) invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government Securities;
(ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; securities will not be purchased while borrowings in excess of 5% of the value of the Fund's total assets are outstanding; or (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

      In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain states, the Fund has agreed, in addition to the foregoing investment restrictions, (i) that it will not purchase the securities of any company that has a record of less than three years of continuous operation (including that of predecessors) if such purchase at the time thereof would cause more than 5% of its total assets, taken at current value, to be invested in the securities of such companies, (ii) that it will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets,
(iii) that it will not invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase), if as a result of such warrants valued at the lower of such cost or market, would exceed 5% of the value of the Fund's net assets at the time of purchase provided that not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange, (iv) prohibit the purchase or retention by the Fund of the securities of any issuer if the officers, directors or trustees of the Fund, its advisers or managers owning beneficially more than one- half of 1% of the securities of each issuer together own beneficially more than 5% of such securities, (v) prohibit the purchase of the securities of any issuer of such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.

      Whenever any investment policy or restriction states a minimum or maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation.

_________________________________________________________________

                     MANAGEMENT OF THE FUND
_________________________________________________________________

DIRECTORS AND OFFICERS

      The Directors and officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

      JOHN D. CARIFA*, 50, Chairman of the Board, is the
President and Chief Operating Officer and a Director of Alliance
Capital Management Corporation ("ACMC")** with which he has been associated since prior to 1990.

      RUTH BLOCK, 64, is a Director of Ecolab Incorporated
(specialty chemicals) and Amoco Corporation (oil and gas).
Previously, she was an Executive Vice President and the Chief
Insurance Officer of The Equitable Life Assurance Society of the
United States since prior to 1990.  Her address is P.O. Box 4653,
Stamford, Connecticut 06903.

      DAVID H. DIEVLER, 66, was formerly Chairman and President of the Fund and a Senior Vice President of ACMC with which he had been associated since prior to 1990. He is currently an independent consultant. His address is P.O. Box 167, Spring
Lake, New Jersey 07762

      JOHN H. DOBKIN, 53, has been President of Historic Hudson Valley (historic preservation) since 1990. Previously, he was Director of the National Academy of Design. From 1987 to 1992, he was a Director of ACMC. His address Historic Hudson Valley, 105 White Plains Rd., Tarrytown, New York 10591.

      WILLIAM H. FOULK, JR, 63, was formerly a Senior Manager of
Barrett Associates, Inc., a registered investment adviser, since prior to 1990. His address is 2 Hekma Road, Greenwich,
Connecticut 06831.

      DR. JAMES M. HESTER, 71, is President of the Harry Frank Guggenheim Foundation and a Director of Union Carbide Corporation with which he has been associated since prior to 1990. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 45 East 89th Street, New York, New York 10128.

-----------------
*   An "interested person" of the Fund as defined in the 1940
Act.

**  For purposes of this Statement of Additional Information,
ACMC refers to Alliance Capital Management Corporation, the sole general partner of the Adviser, and to the predecessor general
Adviser of the same name.

      CLIFFORD L. MICHEL, 56, is a partner of the law firm of Cahill Gordon & Reindel with which he has been associated since prior to 1990. He is also Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

      ROBERT C. WHITE, 75, is currently an Independent
Consultant; formerly he was a Vice President and Chief Financial
Officer of the Howard Hughes Medical Institute with which he has been associated since prior to 1990. His address is 30835 River
Crossing, Bingham Farms, Michigan 48025.

OFFICERS

      JOHN D. CARIFA, Chairman and President, see the biography under "DIRECTORS" above.

      WAYNE D. LYSKI, 53, Senior Vice President, is an Executive
Vice President of ACMC with which he has been associated since prior to 1990.

      KATHLEEN A. CORBET, 35, Senior Vice President, has been a Senior Vice President of ACMC since July 1993. Previously, she held various responsibilities as head of Equitable Capital Management Corporation's Fixed Income Management Department, Private Placement Secondary Trading and Fund Management since prior to 1990.

      DOUGLAS J. PEEBLES, 30, Vice President, is a Vice President of ACMC with which he has been associated since prior to 1990.

      EDMUND P. BERGAN, JR., 45, Secretary, is a Senior Vice
President and General Counsel of Alliance Fund Distributors, Inc.
and Alliance Fund Services, Inc., and Vice President and
Assistant General Counsel of ACMC with which he has been associated since prior to 1990.

      ANDREW L. GANGOLF, Assistant Secretary, 41, has been a Vice President and Assistant General Counsel of AFD since December 1994. Prior thereto he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since October 1992 and a Vice President and Counsel to Equitable Life Assurance Society of the United States since prior to 1990.

      MARK D. GERSTEN, 45, Treasurer and Chief Financial Officer, is a Senior Vice President of Alliance Fund Services, Inc. with which he has been associated since prior to 1990.

      PATRICK J. FARRELL, 36, Controller, is a Vice President of
Alliance Fund Services, Inc. with which he has associated since prior to 1990.

      CARLA LAROSE, 32, Assistant Controller, is a Manager of
Alliance Fund Services, Inc., with which she has been associated since 1990.

      JOSEPH J. MANTINEO, 36, Assistant Controller, is a Vice President of Alliance Fund Services, Inc. and formerly he was Manager of Fixed Income Mutual Fund Accounting for Alliance Fund Services, Inc. with which he has been associated since prior to 1990.

      The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 1994, the aggregate compensation paid to each of the Directors during calendar year 1994 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                   Total Number
                                                   of Funds in
                                                   the Alliance
                                   Total           Complex,
                                   Compensation    Including the
                                   From the        Fund, as to
                                   Alliance Fund   which the
                   Aggregate       Complex,        Director is a
Name of Director   Compensation    Including the   Director or
of the Fund        From the Fund   Fund            Trustee
________________   _____________   _____________   ______________

John D. Carifa          $0              $-0-             49
Ruth Block              $3,000          $157,000         63
David H. Dievler        $0              $-0-             42
John H. Dobkin          $3,000          $110,750         29
William H. Foulk, Jr.   $3,000          $141,500         30
Dr. James M. Hester     $3,000          $154,500         37
Clifford L. Michel      $3,000          $120,500         36
Robert C. White         $3,000          $133,500         36

      As of October 10, 1995, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

ADVISER

      Alliance Capital Management L.P., a New York Stock Exchange listed company with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Board of Directors.

      The Adviser is a leading international investment manager supervising client accounts with assets as of September 30, 1995 totaling over $140 billion (of which more than $44 billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds and included as of September 30, 1995, 29 of the FORTUNE 100 companies. As of that date, the Adviser and its subsidiaries employ approximately 1,350 employees who operate out of domestic offices and the overseas offices of subsidiaries in Bombay, Istanbul, London, Sydney, Tokyo, Toronto, Bahrain, Luxembourg and Singapore. The 51 registered investment companies managed by the Adviser comprising 105 separate investment portfolios currently have more than two million shareholders.

      Alliance Capital management Corporation, the sole general partner of, and the owner of a 1% general partnership interest in, the Adviser, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA, a French insurance holding company. As of June 30, 1995, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, owned in the aggregate approximately 59% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser ("Units"). As of June 30, 1995, approximately 33% and 8% of the Units were owned by the public and employees of the Adviser and its subsidiaries, respectively, including employees of the Adviser who serve as Directors of the Fund.

      AXA owns approximately 60% of the outstanding voting shares of common stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United states, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, as of January 1, 1995, 42.3% of the voting shares (representing 54.7% of the voting power) of AXA were owned by Midi Participations, a French corporation that is a holding company. The voting shares of Midi Participations are in turn owned 60% by Finaxa, a French corporation that is a holding company, and 40% by subsidiaries of Assicurazioni Generali S.p.A., an Italian corporation ("Generali") (one of which, Belgica Insurance Holding S.A., a Belgian Corporation, owned 34.1%). As of January 1, 1995, 62.1% of the issued shares (representing 75.7% of the voting power) of Finaxa were owned by five French mutual insurance companies (the "Mutuelles AXA") (one of which, AXA Assurances I.A.R.D. Mutuelle, owned 31.8% of the issued shares) (representing 39% of the voting power), and 26.5% of the voting shares (representing 16.6% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the shares owned by Midi Participations, as of January 1, 1995, the Mutuelles AXA directly or indirectly owned 51.3% of the voting shares (representing 65.8% of the voting power) of AXA. In addition, certain subsidiaries of AXA own 0.4% of the shares of AXA which are not entitled to be voted. Acting as a group, the Mutuelles AXA control AXA, Midi Participations and Finaxa.

      In May 1989, the Adviser introduced the concept of multi-market income products designed for individual investors in the United States. Since then, the Adviser has expanded its multi-market family of funds to meet the changing needs of individual investors. All these products invest in high quality, short-term global debt securities but each offers a different risk/reward profile: (i) the Fund which was introduced in November 1990, with total net assets of approximately $66,180,000 on April 30, 1995, invests in securities with maturities of up to 12 months or less and seeks to offer a higher yield than money market funds with little fluctuation of share price; (ii) Alliance Short-Term Multi-Market Trust, Inc. ("ASMT") introduced in May 1989 with total net assets of approximately $1,014,480,000 on April 30, 1995, invests in securities with maturities of up to 3 years or less and seeks a higher yield than money market funds and certificates of deposit with limited share price fluctuation;
(iii) with the introduction of the Alliance Multi-Market Strategy Trust, Inc. in April 1991 with net assets of approximately $176,627,000 on April 30, 1995, which offers the strategy of ACMT in a more conservative, open-end fund format designed to provide a higher yield than ASMT but less share price fluctuation than ACMT; and (v) Alliance Income Builder Fund, Inc. ("AIB") introduced in September 1991 with total net assets of approximately $56,305,502 on April 30, 1995, invests 60% of its net assets in debt securities with maturities of up to three years or less and the balance in equity securities and seeks to offer yields which compare favorably to money market funds and certificates of deposit with limited share price fluctuation. AIB also incorporates the objective of long-term growth of income and capital into its investment strategy.

      Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

      For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser at the annual rate of .65 of 1% of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly. For the fiscal years ended October 31, 1992, October 31, 1993 and October 31, 1994 advisory fees payable to the Adviser amounted to $4,235,923, $1,332,452 and $772,916, respectively. Of those amounts, $769,442, $327,990 and $190,256 for fiscal 1992, 1993 and 1994 were waived by the Adviser so that during such period, the Fund paid advisory fees in amounts aggregating $3,466,481, $1,004,462 and $582,660, respectively.

      The Advisory Agreement provides that the Adviser will reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage, expenditures pursuant to the Distribution Services Agreement described below, and extraordinary expenses, all to the extent permitted by applicable state securities law and regulations) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund may not qualify its shares for sale in every state. The Fund believes that presently the most restrictive expense ratio limitation imposed by any state in which the Fund has qualified its shares for sale is 2.5% of the first $30 million of the Fund's average net assets, 2.0% of the next $70 million of its average net assets and 1.5% of its average net assets in excess of $100 million. Expense reimbursements, if any, are accrued daily and paid monthly.

      The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement replaced an earlier, substantially identical agreement (the "First Advisory Agreement") that terminated because of its technical assignment as a result of AXA's acquisition of control over Equitable. In anticipation of the assignment of the First Advisory Agreement, the Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party, at a meeting called for that purpose and held on September 10, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

      The Advisory Agreement continues in effect for successive twelve-month periods computed from each November 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, and in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party. Most recently, continuance of the Agreement was approved for the period ending October 31, 1996 by the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at their Regular Meeting held on September 12, 1995.

      The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

      Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

      The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to ACM Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance

Bond Fund, Inc., Alliance Capital Reserves, Alliance Counterpoint Fund, Alliance Developing Markets Fund, Inc., Alliance Global Fund, Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Government Reserves, Alliance Growth and Income Fund, Inc., Alliance International Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Strategy Trust, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Short-Term Multi-Market Trust, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance World Income Trust, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios, Fiduciary Management Associates and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance Global Environment Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Global Privatization Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

_________________________________________________________________

                      EXPENSES OF THE FUND
_________________________________________________________________

DISTRIBUTION SERVICES AGREEMENT

      The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter") and the Adviser to permit the Fund directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

      Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fee, which provides for the financing of the Fund's shares, is designed to permit an investor to purchase Fund shares through broker-dealers without the assessment of a front-end or contingent deferred sales charge and, at the same time, to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares.

      Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not interested persons (as defined in the 1940 Act) are committed to the discretion of the Directors, who are not interested, then in office.

      The Agreement became effective on July 22, 1992. The Agreement replaced an earlier, substantially identical, agreement (the "First Agreement") that terminated because of its technical assignment as a result of AXA's acquisition of control over Equitable. In anticipation of the assignment of the First Agreement, the Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Agreement or "interested persons", as defined in the 1940 Act, of any such party) at a meeting called for that purpose held on October 14, 1991.

      During the fiscal year ended October 31, 1994, distribution services fees for expenditures payable to the Principal Underwriter amounted to $1,070,279. Of that amount, $261,691 was waived by the Principal Underwriter so that during such period, the Fund paid distribution services fees for expenditures in an amount aggregating $808,588 which constituted .68 of 1%, annualized, of the Fund's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $633,221. Of the $1,441,809 paid by the Fund and the Adviser under the Plan, $63,975 was spent on advertising, $31,575 on the printing and mailing of prospectuses for persons other than current shareholders, $1,101,586 for compensation to broker-dealers and other financial intermediaries (including, $221,645 to the Fund's Principal Underwriter), $6,821 for compensation to sales personnel and $237,852 on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

      The Agreement will continue for successive twelve-month periods (computed from each October 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund, or by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), and in either case by a majority of the Directors who are not interested persons, as defined in the 1940 Act, of any such party (other than as directions of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related thereto. Most recently, continuance of the Agreement was approved for the period ending October 31, 1996 by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their Regular Meeting held on September 12, 1995.

      All material amendments to the Agreement must be approved by a vote of the Directors or of the holders of the Fund's outstanding voting securities and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the disinterested Directors who have no direct or indirect financial interest in the Plan, the Agreement or any related agreement or by a majority vote of the outstanding shares of the Fund, or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Plan only, the Fund is not required to give prior written notice to the Principal Underwriter.

TRANSFER AGENCY AGREEMENT

      Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser, receives a transfer agency fee per account holder of the Fund, plus reimbursement for out-of-pocket expenses. For the fiscal year ended October 31, 1994, the Fund paid Alliance Fund Services, Inc. $109,948 for transfer agency services.

_________________________________________________________________

                       PURCHASE OF SHARES
_________________________________________________________________

      The following information supplements that set forth in the Fund's Prospectus under the headings "Purchase and Sale of Shares-How to Buy Shares."

GENERAL

      Shares of the Fund are offered on a continuous basis at a price equal to their net asset value, without any sales charge, through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates that have entered into selected agent agreements with the Principal Underwriter ("selected agents") or (iii) the Principal Underwriter. The minimum for initial investments is $10,000; subsequent investments (excluding reinvestments of dividends and capital gains distributions in shares) must be in the minimum amount of $1,000. The subscriber may use the Subscription Application found in the Prospectus for his or her initial investment.

      Investors may purchase shares of the Fund in the United States through selected dealers or agents or directly through the Principal Underwriter. Shares may also be sold in foreign countries where permissible. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

      The public offering price of shares of the Fund is their net asset value. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. New York time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For purposes of this computation, the securities in the Fund's portfolio are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Directors believe would accurately reflect fair market value.

      The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined, as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day. In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to its close of business that same day (normally 5:00 p.m. New York time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

      Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "Literature" telephone number shown on the cover of this Statement of Additional Information. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. New York time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day. Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription.
As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

      In addition to the discount or commission amount paid to dealers or agents, the Principal Underwriter from time to time pays additional cash bonuses or other incentives to dealers or agents, including Equico Securities, Inc., an affiliate of the Principal Underwriter, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other mutual funds managed by the Adviser, during a specific period of time. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer and their immediate family members to urban or resort locations within or outside of the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

      The Principal Underwriter is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. The Adviser, may from time to time and from its own funds or such other sources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

_________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_________________________________________________________________

      The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares - How to Sell Shares."

REDEMPTION

      Subject only to the limitations described below, the Fund's Articles of Incorporation requires that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. There is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption.

      The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to determine fairly the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

      Payment of the redemption price may be made either in cash or in readily marketable portfolio securities (selected at the discretion of the Directors of the Fund and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Directors believe that economic conditions exist which would make such a practice detrimental to the best interest of the Fund. The Fund has filed a formal election with the Commission pursuant to which the Fund will only effect a redemption in portfolio securities where the particular shareholder of record is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities was made. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash.

      The value of the Fund's shares fluctuates because the value of the securities in which it invests fluctuates. When the Fund sells portfolio securities it may realize a gain or a loss, depending on whether it sells them for more or less than their costs. (For an explanation of the significance of the treatment of gains, losses and income for Federal income tax purposes see "Dividends, Distributions and Taxes").

      The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

      To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an institution that is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

      TELEPHONE REDEMPTION BY ELECTRONIC FUNDS TRANSFER.
Requests for redemption of shares for which no share certificates have been issued can also be made by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request must be for at least $500 and may not exceed $100,000, and must be made between 9:00 a.m. and 4:00 p.m. New York time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

      TELEPHONE REDEMPTION BY CHECK. Except as noted below, each Fund shareholder is eligible to request redemption once in any 30-day period of Fund shares by telephone at (800) 221-5672 before 4:00 p.m. New York time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) purchased within 15 calendar days prior to the redemption request, (iv) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (v) held in any retirement plan account. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc. or by checking the appropriate box on the Subscription Application found in the Prospectus.

      GENERAL. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. None of the Fund, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

      To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

REPURCHASE

      The Fund may repurchase shares through the Principal Underwriter or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request, except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. New York time). The selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. If the selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares of the Fund. Normally, if shares of the Fund are offered through a selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

GENERAL

      The Fund has minimums of $10,000 for initial investments, $1,000 for subsequent investments and $5,000 for account balances. A shareholder subject to the minimum account balance requirement must increase his or her account balance to at least $5,000 within sixty days after notice has been mailed by the Fund of a deficient balance, or the Fund will close the account and mail a check for the proceeds to the shareholder. The Fund intends at least once each six months to review its shareholder balances in regard to the $5,000 minimum and to send appropriate notices to shareholders with deficient accounts. The Fund imposes no minimums for redemptions by mail or for redemptions made on an account's behalf by brokerage firms or other financial institutions. However, such firms may have internal procedures that include minimums. The minimum account balance requirement is not applicable to Retirement Plans.

      In the case of redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_________________________________________________________________

                      SHAREHOLDER SERVICES
_________________________________________________________________

      The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares-
-Shareholder Services."

RETIREMENT PLANS

      The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other mutual funds managed by the Adviser. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "Literature" telephone number on the cover of this Statement of Additional Information, or write to:

      Alliance Fund Services, Inc.
      Retirement Plans
      P.O. Box 1520
      Secaucus, New Jersey  07096-1520

      INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

      EMPLOYER-SPONSORED PROFIT-SHARING AND MONEY PURCHASE PENSION. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

      SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

      The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

      Distributions from retirement plans are subject to certain
Internal Revenue Code of 1986, as amended (the "Code"), requirements in addition to normal redemption procedures. For additional information please contact Alliance Fund Services, Inc.

SYSTEMATIC WITHDRAWAL PLAN

      Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $10,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

      Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such withdrawal payments will be subject to any taxes applicable to redemptions. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

      Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a shareholder who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

      Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

STATEMENTS AND REPORTS

      Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

      Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Options will be valued at market value or fair market value if no market exists. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or, in the absence of such a price, the most recently quoted asked price. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. However, readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Fund's Board of Directors determines that this method does not represent fair value).

      For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars at the mean of the bid and asked prices of such currencies against the U.S. Dollar last quoted by a major bank which is a regular participant in the institutional foreign exchange markets or on the basis of a pricing service which takes into account the quotes provided by a number of such major banks.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

UNITED STATES FEDERAL INCOME TAXATION OF DIVIDENDS AND
DISTRIBUTIONS

GENERAL

      The Fund qualified for the fiscal year ended October 31, 1994 and intends to qualify in the future for each taxable year for tax treatment as a "regulated investment company" under the Code. Qualification relieves the Fund of Federal income tax liability on that part of its investment company taxable income and net capital gains which it timely distributes to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment.

      The information set forth in the Prospectus and the following discussion relate solely to the United States Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being shareholders of the Fund, including the affect and applicability of Federal, state, local and foreign tax laws to their own particular situation and the possible effects of changes therein.

      The Fund intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. The Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year an amount equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve months ended October 31 of such year and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For Federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as having been distributed by the Fund and will be taxable to these shareholders in the year declared and not in the subsequent calendar year in which the shareholders actually receive the dividend.

      Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Since the Fund expects to derive substantially all of its gross income (exclusive of capital gains) from sources other than dividends, it is expected that none of the Fund's dividends or distributions will qualify for the dividends-received deduction for corporations.

      The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Fund to its shareholders will be taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held his or her Fund shares. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution.

      Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

      The Fund generally will be required to withhold tax at the rate of 31% with respect to dividends of net ordinary income and net realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his or her subscription application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding.

FOREIGN TAX CREDIT

      Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the

Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain individual shareholders may be subject to rules which limit or reduce their availability to fully deduct their pro rata share of the foreign taxes paid by the Fund. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

      Generally, a credit for foreign taxes may not exceed the shareholder's United States tax attributable to the shareholder's total foreign source taxable income. Generally, the source of the Fund's income flows through to its shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, including foreign source "passive income," including dividends, interest and capital gains. Further, the foreign tax credit is allowed to offset only 90% of any alternative minimum tax to which a shareholder may be subject. As a result of these rules, certain shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. If a shareholder could not credit his full share of the foreign tax paid, double taxation of such income could be mitigated only by deducting the foreign tax paid, which may be subject to limitation as described above.

      The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the Internal Revenue Service. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

UNITED STATES FEDERAL INCOME TAXATION OF THE FUND

      The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

OPTIONS, FUTURES CONTRACTS, AND FORWARD FOREIGN CURRENCY
CONTRACTS

      Certain listed options, regulated futures contracts and forward foreign currency contracts are considered "section 1256 contracts" for Federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for Federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to holders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

      The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. Recently issued regulations under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

      With respect to over-the-counter put and call options, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized, but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

      Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

TAX STRADDLES

      Any option, futures contract, forward foreign currency contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for Federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

TAXATION OF FOREIGN SHAREHOLDERS

      The foregoing discussion relates only to United States Federal income tax law as it affects shareholders who are United States residents or United States corporations. The effects of Federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

_________________________________________________________________

                     PORTFOLIO TRANSACTIONS
_________________________________________________________________

      Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

      The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Portfolio securities will not be purchased from or sold to Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser, or any other subsidiary or affiliate of Equitable.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

CAPITALIZATION

      The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of Directors will not be able to elect any person or persons to the Board of Directors.

      The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Board in the future, for reasons such as the desire to establish one or more additional portfolios of the Fund with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares of another series would be governed by the 1940 Act and the laws of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series for the election of Directors and on any other matter that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

      Procedures for calling a shareholders meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholders of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders.

      The outstanding voting shares of the Fund as of October 10, 1995 consisted of 33,986,181 shares of common stock. To the knowledge of the Fund, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of the Fund as of October 10, 1995:

                                                         % of
Name and Address                         No. of Shares   Fund
----------------                         -------------   ----

Teachers Retirement System               10,101,010.101  29.71%
 of Louisiana
8401 United Plaza Blvd., 3rd fl.
Baton Rouge, LA.  70809-7017

CUSTODIAN

      Brown Brothers Harriman & Co. acts as custodian for the securities and cash of the Fund, but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers Harriman & Co. may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

      Alliance Fund Distributors, Inc., 1345 Avenue of the Americas, New York, New York 10105, serves as the Fund's Principal Underwriter and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

COUNSEL

      Legal matters in connection with the issuance of the shares of common stock offered hereby are passed upon by Seward & Kissel, One Battery Park Plaza, New York, New York 10004. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, 1800 Mercantile Bank & Trust Building, 2 Hopkins Plaza, Baltimore, Maryland 21201, for matters relating to Maryland law.

INDEPENDENT AUDITORS

      Ernst & Young LLP, 787 Seventh Avenue, New York, New York
10019, has been appointed as independent auditors for the Fund.

YIELD AND TOTAL RETURN QUOTATIONS

      From time to time the Fund advertises its "yield," "actual distribution rate" and "total return." The Fund's yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such period by the

Fund's net asset value per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Fund may also advertise in items of sales literature an actual distribution rate which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. Advertisements of the Fund's total return disclose its average annual compounded total return for its most recently completed one-, five- and ten-year periods (or the period since the Fund's inception). The Fund's total return for such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when received.

      The Fund's yield for the month ended April 30, 1995 was 8.69%. The Fund's actual distribution rate for such period was 6.20%. For the period from December 3, 1990 (commencement of distribution) through April 30, 1995, the Fund's average annual total return was 1.56%. The Fund's total return for the one-year period ended April 30, 1995 was <6.11>%. The Fund's total return for the fiscal year ended October 31, 1994 was 3.27%.

      Yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio, the Fund's average portfolio maturity and its expenses. Quotations of yield and total return do not include any provision for the effect of individual income taxes. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

      Advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. and advertisements presenting yield, total return and net asset value volatility may also from time to time be sent to investors or placed in newspapers and magazines such as The Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund. In addition, the Fund may also compare its performance to other short-term investments including money market funds which, unlike the Fund, seek to maintain a stable net asset value per share. In this regard, the Fund may present quotations of money market fund performance as provided by independent organizations such as Donoghue, Inc. or another similar organization.

      The Fund also anticipates quoting its net asset value volatility performance which is measured by analyzing the Fund's net asset value per share over certain periods of time. Since the Fund's commencement of operations on December 3, 1990, events throughout the world, in Eastern Europe, the Far East, the Middle East, North America and South America, have resulted in a certain amount of economic and geopolitical instability. During this period, the Fund has had fluctuations in net asset value per share as follows:

                            Net Asset Value
Date                        Per Share
-----------------           ----------------

December 3, 1990            $2.00
December 31, 1990           $1.99
January 31, 1991            $1.99
February 28, 1991           $1.99
March 31, 1991              $1.99
April 30, 1991              $1.99
May 31, 1991                $1.99
June 30, 1991               $1.98
July 31, 1991               $1.98
August 31, 1991             $1.98
September 30, 1991          $1.98
October 31, 1991            $1.98
November 30, 1991           $1.96
December 31, 1991           $1.95
January 31, 1992            $1.96
February 29, 1992           $1.96
March 31, 1992              $1.95
April 30, 1992              $1.96
May 31, 1992                $1.96
June 30, 1992               $1.96
July 31, 1992               $1.95
August 31, 1992             $1.94
September 30, 1992          $1.90
October 31, 1992            $1.91
November 30, 1992           $1.90
December 31, 1992           $1.90
January 31, 1993            $1.90
February 28, 1993           $1.90
March 31, 1993              $1.91
April 30, 1993              $1.91
May 31, 1993                $1.91
June 30, 1993               $1.91
July 31, 1993               $1.92
August 31, 1993             $1.91

September 30, 1993          $1.90
October 31, 1993            $1.90
November 30, 1993           $1.90
December 31, 1993           $1.90
January 31, 1994            $1.90
February 28, 1994           $1.89
March 31, 1994              $1.87
April 30, 1994              $1.87
May 31, 1994                $1.88
June 30, 1994               $1.87
July 31, 1994               $1.88
August 31, 1994             $1.88
September 30, 1994          $1.88
October 31, 1994            $1.88
November 30, 1994           $1.88
December 31, 1994           $1.74
January 31, 1995            $1.69
February 28, 1995           $1.67
March 31, 1995              $1.63
April 30, 1995              $1.67
May 31, 1995                $1.66
June 30, 1995               $1.66
July 31, 1995               $1.67
August 31, 1995             $1.67
September 30, 1995          $1.67

      The Fund seeks to provide investors with higher current yields than available solely from investments in U.S. dollar-denominated securities. For example, currently, interest rates abroad on twelve-month deposits are higher than rates in the U.S. As of September 30, 1995, twelve-month deposit rates were:
      % (U.S.),     % (Canada),    % (Germany),    % (Australia),
% (U.K.) and     % (Spain).  The Fund invests in high-quality
debt securities having remaining maturities of not more than one year and its average maturity as of certain dates may also be quoted in advertisements. The Fund has been ranked by Lipper in the category known as "Short World Multi-Market Income Funds".

ADDITIONAL INFORMATION

      Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

PORTFOLIO OF INVESTMENTS
APRIL 30, 1995 (UNAUDITED)                    ALLIANCE WORLD INCOME TRUST, INC.
-------------------------------------------------------------------------------
                                                 PRINCIPAL
                                                  AMOUNT
                                                   (000)          U.S. $VALUE
-------------------------------------------------------------------------------
CANADA-4.5%
GOVERNMENT OBLIGATIONS-4.5%
Canadian Treasury Bills
  Zero coupon, 6/29/95                       CA$  1,695(a)        $1,231,072
  Zero coupon, 7/06/95                            2,400            1,740,640
  (cost $2,893,512)                                                2,971,712

MEXICO-7.7%
BANKING-4.5%
Mexican Nafinsa Pagare
  Zero coupon, 5/04/95                       MXP 17,957            3,000,284
GOVERNMENT OBLIGATIONS-3.2%
Mexican Treasury Bill
  Zero coupon, 11/30/95                          16,638(a)         2,105,364
Total Mexican Securities
  (cost $7,230,788)                                                5,105,648

NEW ZEALAND-6.3%
GOVERNMENT OBLIGATION-6.3%
Government of New Zealand
  8.00%, 11/15/95
  (cost $3,865,040)                          NZ$  6,200(a)         4,145,243

UNITED STATES-82.0%
DEBT OBLIGATIONS-30.1%
Banque Nationale De Paris
  6.13%, 5/08/95                             US$  3,000            3,000,078
Canadian Imperial Bank of Commerce
  6.02%, 5/11/95                                  3,000            3,000,009
Commerzbank US Finance
  Zero coupon, 5/22/95                            3,000            2,990,778
Dai Ichi Kangyo Bank B/A
  5.98%, 5/10/95                                  2,500            2,495,018
Industrial Bank of Japan B/A
  5.99%, 6/09/95                             US$  2,500           $2,482,530
Republic New York B/A
  5.97%, 7/10/95                                  3,000            2,963,682
Union Bank of Switzerland
  ZERO COUPON, 5/10/95                            3,000            2,994,030
                                                                  19,926,125
GOVERNMENT OBLIGATIONS-14.5%
Mexican Tesobonos
  Zero coupon, 5/04/95                            5,473(a)         5,459,865
  Zero coupon, 6/01/95                            4,178(a)         4,123,268
                                                                   9,583,133
TIME DEPOSIT-37.4%
Dresdner Bank
  5.9375%, 5/01/95                                24,800          24,800,000

Total United States Securities
  (cost $54,350,288)                                              54,309,258
TOTAL INVESTMENTS-100.5%
  (cost $68,339,628)                                              66,531,861

OUTSTANDING PUT OPTION WRITTEN-0.0%
JPY
  expiring May 1995
  @ 84.55
  (premiums received $2,310)                 JPY 55,000               (2,310)

TOTAL INVESTMENTS NET OF OUTSTANDING
  OPTION WRITTEN-100.5%                                           66,529,551
Other assets less liabilities-(0.5%)                                (349,722)

NET ASSETS-100%                                                  $66,179,829

(a) Securities segregated to collateralize forward exchange currency contracts with an aggregate market value of approximately $17,064,812.

     See notes to financial statements.

5


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1995 (UNAUDITED)                    ALLIANCE WORLD INCOME TRUST, INC.
-------------------------------------------------------------------------------
ASSETS
  Investments in securities, at value (cost $68,339,628)           $66,531,861
  Cash (cost $27,020)                                                   27,090
  Receivable for capital stock sold                                 24,902,310
  Unrealized appreciation of forward exchange currency contracts       232,694
  Interest receivable                                                  201,708
  Deferred organization expense and other assets                        94,929
  Total assets                                                      91,990,592

LIABILITIES
  Outstanding option written, at value (premium received $2,310)         2,310
  Payable for investment securities purchased                       24,800,000
  Payable for capital stock redeemed                                   347,836
  Dividend payable                                                     334,753
  Distribution fee payable                                              29,842
  Advisory fee payable                                                  26,772
  Accrued expenses and other liabilities                               269,250
  Total liabilities                                                 25,810,763

NET ASSETS (equivalent to $1.67 per share, based on 39,678,205
  shares outstanding)                                              $66,179,829

COMPOSITION OF NET ASSETS
  Capital stock, at par                                                $79,356
  Additional paid-in capital                                        79,719,421
  Undistributed net investment income                                  201,995
  Accumulated net realized loss on investments, options and
    foreign currency.transactions                                  (12,252,444)
  Net unrealized depreciation of investments and foreign currency
  denominated assets and liabilities                                (1,568,499)
                                                                   $66,179,829

NET ASSET VALUE PER SHARE                                                $1.67

See notes to financial statements.

6


STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1995 (UNAUDITED)   ALLIANCE WORLD INCOME TRUST, INC.
-------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest                                                          $3,269,958

EXPENSES
  Advisory fee                                          $193,143
  Distribution fee                                       268,036
  Audit and legal                                         63,295
  Administrative                                          56,003
  Custodian                                               54,999
  Transfer agency                                         48,055
  Registration                                            18,973
  Amortization of organization expenses                   15,327
  Printing                                                 9,177
  Directors' fees                                          7,710
  Miscellaneous                                           15,281
  Total expenses                                                       749,999
  Net investment income                                              2,519,959

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized loss on investment transactions                      (2,361,726)
  Net realized loss on options and foreign currency transactions (6,932,201) Net change in unrealized depreciation of:
  Investments                                                       (1,254,287)
  Options and foreign currency denominated assets and liabilities      121,340
  Net loss on investments                                          (10,426,874)

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $(7,906,915)

See notes to financial statements.

7


STATEMENT OF CHANGES IN NET ASSETS            ALLIANCE WORLD INCOME TRUST, INC.
-------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED   YEAR ENDED
                                                    APRIL 30, 1995     OCT. 31,
                                                      (UNAUDITED)       1994
                                                   ---------------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                               $2,519,959    $4,704,704
  Net realized loss on investments, options and
    foreign currency transactions                     (9,293,927)   (1,871,590)
  Net change in unrealized depreciation of
    investments, options and foreign currency
    denominated assets and liabilities                (1,132,947)      567,711
  Net increase (decrease) in net assets
    from operations                                   (7,906,915)    3,400,825

DIVIDENDS TO SHAREHOLDERS
  Net investment income and other sources             (2,317,964)   (3,536,509)
  Return of capital                                           -0-   (1,463,462)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                       (26,905,188)  (44,713,749)
  Total decrease                                     (37,130,067)  (46,312,895)

NET ASSETS
  Beginning of year                                  103,309,896   149,622,791
  End of period (including undistributed net investment
    income of $201,995 at April 30, 1995)            $66,179,829  $103,309,896

See notes to financial statements.

8


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1995 (UNAUDITED)                    ALLIANCE WORLD INCOME TRUST, INC.
-------------------------------------------------------------------------------
NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Income Trust, Inc. (the 'Fund'), was incorporated in the State of Maryland on October 29, 1990 as a non-diversified, open-end investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on day of valuation. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Restricted securities are valued at fair value as determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. OPTION WRITING
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of unfavorable changes in the price of the security or currency underlying the written option.

Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net foreign exchange losses of $6,932,201 represent foreign exchange gains and losses from sales and maturities of securities, holdings of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized depreciation of investments and foreign currency denominated assets and liabilities.

4. ORGANIZATION EXPENSES
Organization expenses of approximately $153,000 have been deferred and are being amortized on a straight-line basis through December 1995.

5. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

9


NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE WORLD INCOME TRUST, INC.
-------------------------------------------------------------------------------
6. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management, L.P. (the 'Adviser'), an advisory fee at an annual rate of
0.65 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. For the six months ended April 30, 1995, the Adviser agreed to waive a portion of its advisory fee. The amount of such fee waiver was $63,067.

The Adviser has agreed under the terms of the advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fee, and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation currently imposed by any state is 2 1/2% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of its average daily net assets and 1 1/2% of its average daily net assets in excess of $100 million. No reimbursement was required by the Adviser for the six months ended April 30, 1995. Pursuant to the advisory agreement, the Fund also paid $56,003 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 1995.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $39,194 for the six months ended April 30, 1995.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to 0.90 of 1% of the average daily net assets. Such fee is accrued daily and paid monthly.

For the six months ended April 30, 1995, the Distributor agreed to waive a portion of its distribution fee. The amount of such fee waiver was $86,718. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

10


                                              ALLIANCE WORLD INCOME TRUST, INC.
-------------------------------------------------------------------------------
NOTE D: INVESTMENT TRANSACTIONS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At April 30, 1995, the Fund had outstanding forward exchange currency contracts as follows:

                                   CONTRACT     COST      ONU.S.$   UNREALIZED
                                    AMOUNT  ORIGINATION   CURRENT  APPRECIATION
FOREIGN CURRENCY BUY CONTRACTS       (000)      DATE       VALUE (DEPRECIATION)
---------------------------------  -------  ----------  ----------  -----------
Belgian Francs, expiring 5/30/95    50,000  $1,787,374  $1,753,936    $(33,438)
British Pounds, expiring 8/23/95     1,990   3,134,296   3,195,670      61,374
Canadian Dollars, expiring 6/19/95   1,097     795,206     805,327      10,121
Deutsche Marks,
  expiring 5/10/95-6/20/95           6,676   4,611,272   4,821,442     210,170
Japanese Yen, expiring 5/10/95     441,996   4,978,407   5,266,159     287,752
New Zealand Dollars,
  expiring 8/4/95                    3,807   2,394,708   2,540,758     146,050

FOREIGN CURRENCY SALE CONTRACTS
---------------------------------
Australian Dollars,
  expiring 5/22/95                   1,800   1,315,800   1,308,030       7,770
Belgian Francs, expiring 5/30/95   115,086   4,088,167   4,036,093      52,074
Deutsche Marks,
  expiring 5/10/95-6/20/95           4,381   2,970,756   3,162,763    (192,007)
Japanese Yen,
  expiring 5/10/95-5/19/95         384,504   4,257,424   4,581,181    (323,757)
New Zealand Dollars,
  expiring 8/04/95                   3,100   2,086,300   2,079,715       6,585
                                                                      $232,694

11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE WORLD INCOME TRUST, INC.
-------------------------------------------------------------------------------
Transactions in currency call and put options written for the six months ended April 30, 1995 were as follows:

                                                          NUMBER OF
                                            CONTRACTS     PREMIUMS
                                            ---------     ---------
Options outstanding at beginning of year        -0-       $    -0-
Options written                                  2         10,533
Options expired                                 (1)        (8,223)
Options outstanding at April 30, 1995            1        $ 2,310

At April 30, 1995, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $512,011 and gross unrealized depreciation of investments was $2,319,778, resulting in net unrealized depreciation of $1,807,767 (excluding foreign currency transactions).

For federal income tax purposes, the Fund had a capital loss carryforward at October 31, 1994 of $1,495,055 of which $23,238 expires in 1998, $293,011 in
1999, $104,550 in 2000, $833,703 in 2001 and $240,553 in the year 2002.

NOTE E: CAPITAL STOCK
There are 3,000,000,000 shares of $.002 par value capital stock authorized. Transactions in capital stock were as follows:

                                 SHARES                     AMOUNT
                   -----------------------------  -----------------------------
                    SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                       APRIL 30,1995    OCT. 31,   APRIL 30,1995      OCT. 31,
                         (UNAUDITED)     1994        (UNAUDITED)       1994
                      -------------  ------------  -------------  -------------
Shares sold                571,861     2,858,942   $  1,009,830   $  5,387,971
Shares issued in
  reinvestment of
  dividends and
  distributions            703,272     1,480,493      1,234,005      2,789,287
Shares issued in connection
  with the acquisition of
  Alliance Multi-Market
  Income Trust, Inc.            -0-    6,394,561             -0-    12,128,360
Shares redeemed        (16,556,416)  (34,551,165)   (29,149,023)   (65,019,367)
Net decrease           (15,281,283)  (23,817,169)  $(26,905,188)  $(44,713,749)

12


FINANCIAL HIGHLIGHTS                          ALLIANCE WORLD INCOME TRUST, INC.
-------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDINGTHROUGHOUT EACH
PERIOD

                                                  SIX MONTHS                                      DECEMBER 3,
                                                     ENDED                                         1990 (A)
                                                    APRIL 30,       YEAR ENDED OCTOBER 31,            TO
                                                      1995     --------------------------------   OCTOBER 31,
                                                 (UNAUDITED)      1994        1993        1992        1991
                                                  ----------  ---------  ----------  ----------  -------------
Net asset value, beginning of period                $ 1.88      $ 1.90      $ 1.91      $ 1.98      $ 2.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                  .06         .18         .22         .19         .14
Net realized an unrealized loss on investments
  and foreign currencytransactions                    (.22)       (.12)       (.16)       (.17)       (.03)
Net increase (decrease) in net asset value
  from operations                                     (.16)        .06         .06         .02         .11

LESS:DISTRIBUTIONS
Dividends from net investment
  income and other sources                            (.05)       (.05)       (.07)       (.09)       (.13)
Return of capital                                       -0-       (.03)         -0-         -0-         -0-
Total dividends and distributions                     (.05)       (.08)       (.07)       (.09)       (.13)
Net asset value, end of period                      $ 1.67      $ 1.88      $ 1.90      $ 1.91      $ 1.98

TOTAL RETURN:
Total investment return based on
  net asset value (b)                                (8.60)%      3.27%       3.51%       1.26%       6.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)          $66,180    $103,310    $149,623    $318,716  $1,059,222
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements             1.90%(c)    1.70%       1.54%       1.59%       1.85%(c)
  Expenses, before waivers/reimbursements             3.36%(c)    2.08%       1.92%       1.87%       1.85%(c)
  Net investment income                               6.39%(c)    3.96%       5.14%       7.21%       7.29%(c)

(a)  Commencement of operations.

(b) Total investment reutrn is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and dsitrubtions at net asset value during the period, and redemption on the last day of the period. Total investment reutrn calculated for a period of less than one year is not annualized.

(c)  Annualized.

PORTFOLIO OF INVESTMENTS

OCTOBER 31, 1994                               ALLIANCE WORLD INCOME TRUST, INC.
--------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
                                            (000)        U.S. $ VALUE
--------------------------------------------------------------------------------
CANADA-1.2%
GOVERNMENT OBLIGATION-1.2%
Canadian Treasury Bill
 Zero coupon, 6/29/95
 (cost $1,163,312)..............  CA$      1,695 (a)    $  1,203,312
                                                        ------------
MEXICO-7.0%
GOVERNMENT OBLIGATIONS-7.0%
Mexican Treasury Bills
 Zero coupon, 11/30/94..........  MXP     14,500 (a)       4,170,279
 Zero coupon, 2/16/95...........          10,908 (a)       3,043,916
                                                        ------------
Total Mexican Securities
 (cost $8,008,502)..............                           7,214,195
                                                        ------------
NEW ZEALAND-12.2%
GOVERNMENT OBLIGATIONS-10.7%
Government of New Zealand
 10.00%, 2/15/95................  NZD     $6,000 (a)       3,709,989
New Zealand Treasury Bill
 Zero coupon, 2/08/95...........          12,250 (a)       7,387,571
                                                        ------------
                                                          11,097,560
                                                        ------------
DEBT OBLIGATION-1.5%
Exportfinans
 8.125%, 2/24/95................           2,500 (a)       1,536,596
Total New Zealand Securities
 (cost $12,379,517).............                          12,634,156
                                                        ------------
UNITED STATES-80.3%
DEBT OBLIGATIONS-20.5%
Credit Agricole
 de La Brie
 Grand Cayman
 5.50%, 2/01/95.................  US$      4,000 (a)       4,000,000
Credit Suisse
 Grand Cayman
 5.3125%, 1/03/95...............           4,000 (a)       4,000,000
Dresdner Bank AG
 Grand Cayman
 5.35%, 1/03/95.................           4,000 (a)       4,000,000
Mexus Co., Ltd.
 Peso Linked Medium
 Term Secured Notes
 7.4375%, 12/16/94..............           1,200 (b)       1,200,000
Peso Linked U.S. Dollar
 Secured Notes Capital
 Co., Ltd. II
 5.625%, 12/07/94...............  US$      8,000 (b)    $  8,000,000
                                                        ------------
                                                          21,200,000
                                                        ------------
GOVERNMENT OBLIGATIONS-14.0%
Mexican Tesobonos
 Zero coupon, 11/10/94..........           4,000 (a)       3,992,400
 Zero coupon, 5/04/95...........           5,473 (a)       5,259,006
 Zero coupon, 7/13/95...........           5,550 (a)       5,243,085
                                                        ------------
                                                          14,494,491
                                                        ------------
CERTIFICATES OF DEPOSIT-9.0%
Bayerische Landesbank
 Peso Linked
 Zero coupon, 4/12/95...........           4,000 (a)       3,852,400
Morgan Guaranty Trust Co.
 Nassau Peso Linked
 Zero coupon, 1/19/95...........           5,500 (a)       5,405,950
                                                        ------------
                                                           9,258,350
                                                        ------------
COMMERCIAL PAPER-13.4%
Bankers Trust Co.
 Peso Linked
 Zero coupon, 12/01/94..........           4,000 (a)       3,974,800
 Zero coupon, 12/16/94..........          10,000 (a)       9,903,000
                                                        ------------
                                                          13,877,800
                                                        ------------
TIME DEPOSIT-23.4%
 Mitsubishi Bank
 Grand Cayman
 4.8125%, 11/01/94..............          24,200          24,200,000
Total United States Securities
 (cost $83,084,453).............                          83,030,641
                                                        ------------
TOTAL INVESTMENTS-100.7%
(cost $104,635,784)                                      104,082,304
Other assets less liabilities-(0.7%)                        (772,408)
                                                        ------------
NET ASSETS-100%.................                        $103,309,896
                                                        ============

--------------------------------------------------------------------------------

(a) Securities segregated to collateralize forward exchange currency contracts with an aggregate market value of approximately $70,682,304.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1994 these securities amounted to $9,200,000 or 8.9% of net assets.

     See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1994                               ALLIANCE WORLD INCOME TRUST, INC.
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $104,635,784) ..............................................    $104,082,304
  Interest receivable ..................................................................................         596,267
  Unrealized appreciation of forward exchange currency contracts .......................................         116,258
  Deferred organization expense and other assets .......................................................         104,045
                                                                                                            ------------
  Total assets..........................................................................................     104,898,874
                                                                                                            ------------
LIABILITIES
  Dividend payable .....................................................................................         436,029
  Payable for capital stock redeemed ...................................................................         383,170
  Distribution fee payable .............................................................................          53,098
  Advisory fee payable .................................................................................          43,555
  Accrued expenses and other liabilities ...............................................................         673,126
                                                                                                            ------------
  Total liabilities.....................................................................................       1,588,978
                                                                                                            ------------

NET ASSETS (equivalent to $1.88 per share, based on 54,959,488 shares outstanding)......................    $103,309,896
                                                                                                            ============

COMPOSITION OF NET ASSETS
  Capital stock, at par ................................................................................    $    109,919
  Additional paid-in capital ...........................................................................     106,594,046
  Accumulated net realized loss on investments, options and foreign currency transactions...............      (2,958,517)
  Net unrealized depreciation of investments and foreign currency denominated assets and liabilities....        (435,552)
                                                                                                            ------------
                                                                                                            $103,309,896
                                                                                                            ============
NET ASSET VALUE PER SHARE...............................................................................          $ 1.88
                                                                                                                  ======

6
--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS

YEAR ENDED OCTOBER 31, 1994                    ALLIANCE WORLD INCOME TRUST, INC.
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest........................................................                                              $ 6,728,325
EXPENSES
  Advisory fee ...................................................                       $ 582,660
  Distribution fee ...............................................                         808,588
  Administrative .................................................                         182,488
  Custodian ......................................................                         112,036
  Transfer agency ................................................                         109,948
  Audit and legal ................................................                          82,919
  Printing .......................................................                          43,935
  Registration ...................................................                          37,887
  Amortization of organization expenses ..........................                          30,739
  Directors' fees ................................................                          24,087
  Miscellaneous ..................................................                           8,334
                                                                                         ----------
  Total expenses .................................................                                                2,023,621
                                                                                                                 -----------
  Net investment income ..........................................                                                4,704,704
                                                                                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
  Net realized loss on investment transactions ...................                                                 (240,553)
  Net realized loss on options and foreign currency
    transactions..................................................                                               (1,631,037)
  Net change in unrealized appreciation (depreciation) of:
   Investments  ..................................................                                                 (797,916)
  Options and foreign currency denominated assets and
    liabilities...................................................                                                1,365,627
                                                                                                                ------------
  Net loss on investments ........................................                                               (1,303,879)
                                                                                                                ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .......................                                             $  3,400,825
                                                                                                                ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             YEAR ENDED      YEAR ENDED
                                                                                             OCTOBER 31,     OCTOBER 31,
                                                                                                1994            1993
                                                                                         ---------------- ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income ............................................                     $    4,704,704   $   10,532,334
  Net realized loss on investments, options and
   foreign currency transactions  ..................................                         (1,871,590)      (2,452,297)
  Net change in unrealized depreciation of investments, options and
   foreign currency denominated assets and liabilities .............                            567,711       (1,402,113)
                                                                                           ------------     ------------
  Net increase in net assets from operations .......................                          3,400,825        6,677,924

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income and other sources ..........................                         (3,536,509)      (8,039,637)
  Return of capital ................................................                         (1,463,462)              -0-
CAPITAL STOCK TRANSACTIONS
  Net decrease .....................................................                        (44,713,749)    (167,731,684)
                                                                                           ------------     ------------
  Total decrease ...................................................                        (46,312,895)    (169,093,397)
NET ASSETS
  Beginning of year ................................................                        149,622,791      318,716,188
                                                                                           ------------     ------------
  End of year (including undistributed net investment income of
   $19,621,481 for the year ended October 31, 1993) ................                      $ 103,309,896    $ 149,622,791
                                                                                           ============     ============

                                                                               7
--------------------------------------------------------------------------------
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1994                               ALLIANCE WORLD INCOME TRUST, INC.
--------------------------------------------------------------------------------

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Income Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on October 29, 1990 as a non-diversified, open-end investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. Investments for which market quotations are readily available are valued at the closing price on day of valuation. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Restricted securities are valued at fair value as determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. OPTION WRITING
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of unfavorable changes in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net foreign exchange losses of $1,631,037 represent foreign exchange gains and losses from sales and maturities of securities, holdings of foreign currencies, options on foreign currencies, exchange gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized depreciation of investments and foreign currency denominated assets and liabilities.

4. ORGANIZATION EXPENSES
Organization expenses of approximately $153,000 have been deferred and are being amortized on a straight-line basis through December 1995.

5. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

                                               ALLIANCE WORLD INCOME TRUST, INC.
--------------------------------------------------------------------------------

6. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

8. CHANGE IN ACCOUNTING FOR DISTRIBUTIONS TO SHAREHOLDERS
Effective November 1, 1993, the Fund adopted Statement of Position 93-2:
Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, permanent book and tax basis differences relating to shareholder distributions and the accounting for certain investment transactions have been reclassified to paid-in-capital. As of the current period the cumulative effect of such differences totalling $19,326,214 and $45,070,161 were reclassified from undistributed net investment income and accumulated net realized loss to additional paid-in-capital, respectively. Net investment income, net realized gains and net assets were not affected by this change.

--------------------------------------------------------------------------------

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management, L.P. (the"Adviser"), an advisory fee at an annual rate of
0.65 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. For the year ended October 31, 1994, the Adviser agreed to waive a portion of its advisory fee. The amount of such fee waiver was $190,256.

The Adviser has agreed under the terms of the advisory agreement, to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fee, and extraordinary expenses) exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The Fund believes that the most restrictive expense ratio limitation currently imposed by any state is 2 1/2% of the first $30 million of the Fund's average daily net assets, 2% of the next $70 million of its average daily net assets and 1 1/2% of its average daily net assets in excess of $100 million. No reimbursement was required by the Adviser for the year ended October 31, 1994. Pursuant to the advisory agreement, the Fund also paid $182,488 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 1994.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $82,975 for the year ended October 31, 1994.

--------------------------------------------------------------------------------

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to 0.90 of 1% of the average daily net assets. Such fee is accrued daily and paid monthly. For the year ended October 31, 1994, the Distributor agreed to waive a portion of its distribution fee. The amount of such fee waiver was $261,691. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)      ALLIANCE WORLD INCOME TRUST, INC.
--------------------------------------------------------------------------------

NOTE D: INVESTMENT TRANSACTIONS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At October 31, 1994, the Fund had outstanding forward exchange currency contracts as follows:

                                                 CONTRACT            COST ON            U.S.$            UNREALIZED
                                                  AMOUNT           ORIGINATION         CURRENT          APPRECIATION
FOREIGN CURRENCY BUY CONTRACTS                    (000)               DATE              VALUE          (DEPRECIATION)
------------------------------                   --------          -----------       -----------       --------------
British Pounds,
  expiring 11/23/94................               6,461            $10,052,947       $10,561,037          $508,090
Canadian Dollars,
  expiring 11/25/94-11/30/94.......              33,135             24,421,138        24,481,723            60,585
Deutsche Marks,
  expiring 11/18/94-11/23/94.......              32,281             20,876,316        21,462,816           586,500
Indonesian Rupiah,
  expiring 3/07/95.................               3,456              1,536,172         1,555,766            19,594
Italian Lira,
  expiring 3/20/95.................               3,489              2,015,901         2,240,951           225,050
New Zealand Dollars,
  expiring 1/24/95.................               3,936              2,393,359         2,410,465            17,106
Swiss Francs,
  expiring 11/18/94................               1,800              1,400,778         1,434,185            33,407


FOREIGN CURRENCY SALE CONTRACTS
-------------------------------
Australian Dollars,
  expiring 12/05/94................               5,000              3,706,000         3,707,500            (1,500)
Belgium Francs,
  expiring 1/11/95-1/26/95.........             211,870              6,704,253         6,843,711          (139,458)
British Pounds,
  expiring 11/18/94-11/23/94.......               4,129              6,532,102         6,749,012          (216,910)
Canadian Dollars,
  expiring 11/25/94-11/30/94.......              25,685             18,584,182        18,969,965          (385,783)
Deutsche Marks,
  expiring 11/18/94-11/23/94.......              16,392             10,698,818        10,898,867          (200,049)
French Francs,
  expiring 1/31/95.................              14,518              2,831,230         2,819,692            11,538
Swedish Krona,
  expiring 11/23/94-11/30/94.......              61,183              8,093,656         8,495,568          (401,912)
                                                                                                           -------
                                                                                                          $116,258
                                                                                                           =======

                                               ALLIANCE WORLD INCOME TRUST, INC.
--------------------------------------------------------------------------------

Transactions in currency call and put options written for the year ended October 31, 1994 were as follows:

                                        NUMBER OF
                                        CONTRACTS    PREMIUMS
                                        ---------    --------
Options outstanding at
  beginning of year .............          -0-      $     -0-
Options written .................           4         62,411
Options expired .................          (4)       (62,411)
                                           ---       --------
Options outstanding at
  October 31, 1994 ..............          -0-      $     -0-
                                           ===       ========

At October 31, 1994, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $294,872 and gross unrealized depreciation of investments was $848,352, resulting in net unrealized depreciation of $553,480 (excluding foreign currency transactions).

For federal income tax purposes, the Fund had a capital loss carryforward at October 31, 1994 of $1,495,055 of which $23,238 expires in 1998, $293,011 in
1999, $104,550 in 2000, $833,703 in 2001 and $240,553 in the year 2002.

--------------------------------------------------------------------------------

NOTE E: CAPITAL STOCK
There are 3,000,000,000 shares of $.002 par value capital stock authorized. Transactions in capital stock were as follows:

                                                                      SHARES                           AMOUNT
                                                             YEAR ENDED    YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                             OCTOBER 31,   OCTOBER 31,       OCTOBER 31,     OCTOBER 31,
                                                                1994          1993             1994             1993
                                                            ------------ -------------      -------------   --------------
Shares sold .....................................             2,858,942    10,227,028      $   5,387,971   $   19,492,283
Shares issued in reinvestment of
  dividends and distributions....................             1,480,493     2,810,417          2,789,287        5,350,170
Shares issued in connection with the acquisition
  of Alliance Multi-Market Income Trust, Inc. ...             6,394,561            -0-        12,128,360               -0-
Shares redeemed .................................           (34,551,165) (101,276,731)       (65,019,367)    (192,574,137)
                                                            ------------ -------------      -------------   --------------
Net decrease ....................................           (23,817,169)  (88,239,286)     $ (44,713,749)  $ (167,731,684)
                                                            ============ =============      =============   ==============

--------------------------------------------------------------------------------

NOTE F: ACQUISITION OF THE ALLIANCE MULTI-MARKET INCOME TRUST, INC.
On September 1, 1994, the Fund acquired all the net assets of the Alliance Multi-Market Income Trust, Inc, ("AMIT") pursuant to a plan of reorganization approved by AMIT's shareholders on August 26, 1994. The acquisition was accomplished by a tax-free exchange of 6,394,561 shares of the Fund for 6,522,868 shares of AMIT on September 1, 1994. The aggregate net assets of the Fund and AMIT immediately before the acquisition were $98,723,196 and $11,362,742 (including unrealized depreciation of $765,618), respectively. Immediately after the acquisition the combined net assets of the fund amounted to $110,752,410.

NOTE G: SUBSEQUENT EVENT(Unaudited)
MEXICAN DEVALUATION
Subsequent to November 30, 1994 and through February 17, 1995, the Fund's net assets value per share declined by approximately 10.1%, primarily due to the devaluation of the Mexican peso.

FINANCIAL HIGHLIGHTS                           ALLIANCE WORLD INCOME TRUST, INC.
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                        --------------------
                                                                YEAR ENDED OCTOBER 31,                   DECEMBER 3, 1990(A)
                                                      ---------------------------------------                     TO
                                                         1994           1993           1992               OCTOBER 31, 1991
                                                      ----------      --------       --------            -------------------
Net asset value, beginning of period.........            $1.90          $1.91          $1.98                    $2.00
                                                         -----          -----          -----                    -----
INCOME FROM INVESTMENT OPERATIONS
---------------------------------
Net investment income .......................              .18            .22            .19                      .14
Net realized and unrealized loss on
 investments and foreign currency
 transactions ...............................             (.12)          (.16)          (.17)                    (.03)
                                                         -----          -----          -----                    -----
Net increase in net asset value
 from operations ............................              .06            .06            .02                      .11
                                                         -----          -----          -----                    -----

LESS: DISTRIBUTIONS
-------------------
Dividends from net investment
  income and other sources ..................             (.05)          (.07)          (.09)                    (.13)
Return of capital ...........................             (.03)            -0-            -0-                      -0-
                                                         -----          -----          -----                    -----
Total dividends and distributions ...........             (.08)          (.07)          (.09)                    (.13)
                                                         -----          -----          -----                    -----

Net asset value, end of period ..............            $1.88          $1.90          $1.91                    $1.98
                                                         =====          =====          =====                    =====
TOTAL RETURN:
-------------
Total investment return based on
  net asset value (b) .......................             3.27%          3.51%          1.26%                    6.08%
                                                         =====          =====          =====                    =====
RATIOS/SUPPLEMENTAL DATA
------------------------
Net assets, end of period (000's omitted) ...         $103,310       $149,623       $318,716               $1,059,222
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ..........................             1.70%         1.54%           1.59%                    1.85%(c)
  Expense, before waivers/
    reimbursements ..........................             2.08%         1.92%           1.87%                    1.85%(c)
  Net investment income .....................             3.96%         5.14%           7.21%                    7.29%(c)

--------------------------------------------------------------------------------

(a)  Commencement of operations.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(c)  Annualized.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                           ALLIANCE WORLD INCOME TRUST, INC.
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE WORLD INCOME TRUST, INC.

We have audited the accompanying statement of assets and liabilities of Alliance World Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1994, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Income Trust, Inc. at October 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
December 27, 1994

                           APPENDIX A

                   DESCRIPTION OF OBLIGATIONS
             ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                  AGENCIES OR INSTRUMENTALITIES

      FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

      MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S.
Government and are guaranteed by the U.S. Government.

      FHA DEBENTURES--are debentures issued by the Federal
Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

      GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

      FHLMC BONDS--are bonds issued and guaranteed by the Federal
Home Loan Mortgage Corporation.

      FNMA BONDS--are bonds issued and guaranteed by the Federal
National Mortgage Association.

      FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

      STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND
BONDS--are notes and bonds issued by the Student Loan Marketing
Association.

      Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                           APPENDIX B

                BOND AND COMMERCIAL PAPER RATINGS

STANDARD & POOR'S BOND RATINGS

      A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category.

      The ratings from "AA" and "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S BOND RATINGS

      Excerpts from Moody's description of its corporate bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa
- considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

FITCH INVESTORS SERVICE BOND RATINGS

      AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

      AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

      A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

      A is the highest commercial paper rating category utilized by S&P, which uses the number 1+, l, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS

      Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

FITCH-1, FITCH-2, DUFF 1 AND DUFF 2
COMMERCIAL PAPER RATINGS

      Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

      Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

                           APPENDIX C

            FUTURES CONTRACTS AND OPTIONS ON FUTURES
                CONTRACTS AND FOREIGN CURRENCIES

FUTURES CONTRACTS

      The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund will enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

      At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial, deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contracts value.

      At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

      Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

      The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

      Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

      The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

      In addition, futures contracts entail risks. Although the Fund believes, that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

      The Fund intends to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

      The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

      The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

      The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

      The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high quality liquid debt securities in a segregated account with its Custodian.

      The Fund also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD
CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

      Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

      In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data, on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

________________________________________________________________

            APPENDIX D: ADDITIONAL INFORMATION ABOUT
                    THE UNITED MEXICAN STATES

________________________________________________________________


      The information in this section is based on material obtained by the Fund from various Mexican governmental and other economic sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of Mexico, its economy, or the consequences of investing in Mexican Government Securities. Territory and Population

      The United Mexican States ("Mexico") occupies a territory of 1.97 million square kilometers (759 thousand square miles). To the north, Mexico shares a border with the United States of America, and to the south it has borders with Guatemala and Belize. Its coastline is along both the Gulf of Mexico and the Pacific Ocean. Mexico comprises 31 states and a Federal District (Mexico City). It is the second most populous nation in Latin America, with an estimated population of 87 million.

      Mexico's three largest cities are Mexico City, Guadalajara and Monterrey, with estimated populations in 1990 of 15 million,
2.8 million and 2.5 million, respectively. In the 1980s, Government efforts concerning family planning and birth control, together with declining birth rates among women under 35 and those living in urban areas have resulted in a reduction of such rate to a projected 1.7% in 1995.

Government

      The present form of government was established by the Constitution, which took effect on May 1, 1917. The Constitution established Mexico as a Federal Republic and provides for the separation of the executive, legislative and judicial branches. The President and the members of Congress are elected by popular vote of Mexican citizens over 18 years of age.

      Executive authority is vested in the President, who is elected for a single six-year term. The executive branch consists of 17 Ministries, the Attorney General, the Federal District Department and the Attorney General of Mexico City.

      Legislative authority is vested in the Congress, which is composed of the Senate and the Chamber of Deputies. Senators serve a six-year term. Deputies serve a three-year term, and neither Senators nor Deputies may serve consecutive terms in the same chamber. The Senate has 128 members, two for each state and two for the Federal District. The Chamber of Deputies has 500 members, of whom 300 are elected by direct vote from the electoral districts, and 200 are selected by a system of proportional representation. The Constitution provides that the President may veto bills and that Congress may override such vetoes with a two-thirds majority of each Chamber. Judicial authority is vested in the Supreme Court of Justice, Circuit and District courts. The Supreme Court has 11 members who, subject to ratification by the Senate, are appointed for 15 year terms, except for the current members of the Court, whose appointments range from eight to 20 years.

      Mexico has diplomatic relations with more than 170 countries. It is a charter member of the United Nations, a founding member of the Organization of American States, the IMF and the World Bank. Mexico became a member of the Organization for Economic Cooperation and Development ("OECD") on April 14, 1994 and the World Trade Organization ("WTO") on January 1, 1995 (the newly created successor to the General Agreement on Trade and Tariffs ("GATT")).

Politics

      The Partido Revolucionario Instituctional ("PRI") is the dominant political party in Mexico. Since 1929 the PRI has won all presidential elections and has held a majority in General Congress. Until 1989 it had also won all of the state governorships. The oldest opposition party in Mexico is the Partido Accion Nacional ("PAN"). The third major party in Mexico is the Partido de la Revolucion Democratica ("PRD").

      On August 21, 1994, elections were held to select a new President of Mexico for a six-year term beginning on December 1, 1994. In addition, elections were held for three-quarters of the Senate and the entire Chamber of Deputies. The candidate of the PRI, Ernesto Zedillo Ponce de Leon, won the Presidential election with 50.2% of the votes, the candidate of the PAN was second with 26.7% of the votes and the PRD candidate was third with 17.1% of the votes. With respect to the Congressional elections, the PRI maintained its majority in both chambers, with 93 seats in the Senate and 298 seats in the Chamber of Deputies. The PAN had the second largest representation with 25 seats in the Senate and 118 seats in the Chamber of Deputies and the PRD the third largest representation with 10 seats in the Senate and 70 seats in the Chamber of Deputies.

      In January 1994, an area in the southern state of Chiapas experienced civil unrest, including armed attacks on several villages. The Federal Government responded immediately by providing support to the local authorities, agreeing to accelerate the disbursement of expenditures in connection with social programs that were provided for in the 1994 budget and publicly offering to negotiate a peaceful resolution that would address the underlying concerns of the local population. Despite the Federal Government's attempt to resolve the situation, sporadic attacks have continued and the area of conflict expanded in December 1994. In addition, in December 1994, the PRI candidate, Mr. Eduardo Robledo Rincon, became the Governor of Chiapas amid speculations of election fraud. His election and subsequent actions, before his resignation in February 1995, led to more tension between the rebels and the Government. In February 1995, the Mexican military, conducted an operation to restore order in Chiapas. After restoring order, President Zedillo ordered the military to halt its offensive, offered amnesty to the rebels and urged them to return to negotiating a peaceful settlement. On April 9, 1995, representatives of the insurgents and Government representatives held meetings. Regular meetings continued to take place during the following months.

      In addition to the civil unrest in Chiapas, certain national developments have led to disillusionment among the electorate with the institutions of government. These events were the assassination of Luis Donaldo Colosio, the likely successor to former President Salinas and the murder of Mr. Jose Francisco Ruiz Massieu, a high-ranking PRI official. The investigation into the death of Ruiz Massieu has led to Mr. Raul Salinas, a former president's brother, being accused of offering a large sum of money to a PRI deputy to kill Mr. Massieu. Investigations into both murders are still continuing.

      Continuing the reform of the political system, and in response to the civil unrest in Chiapas and the economic turmoil facing Mexico resulting from the devaluation of the Peso (as described below), the Mexican Government and leaders of the PRI signed an agreement with the opposition parties on January 17, 1995 to continue to democratize the country's political system. Changes would include controls on fund-raising and campaign spending, full access to the media for the opposition parties and the complete independence of the federal elections agency.

      On February 13, 1995, the PRI suffered its worst election defeat in sixty years when the PAN won almost every major elective office in the state of Jalisco. It was only the third time in the PRI's history that it accepted a defeat in a state-wide election. Two gubernatorial elections were held on May 28, 1995 with the PRI and the PAN each winning one election.

Money and Banking

      Banco de Mexico, chartered in 1925, is the central bank of Mexico. It is the Federal Government's primary instrument for the execution of monetary policy and the regulation of currency and credit. It is authorized by law to regulate interest rates payable on time deposits, to establish minimum reserve requirements for credit institutions and to provide discount facilities for certain types of bank loans. The currency unit of Mexico is the Peso. Mexico repealed its exchange control rules in 1991 and now maintains only a market exchange rate.

      A constitutional amendment relating to Banco de Mexico's activities and role within the Mexican economy became effective on August 23, 1993. The amendment's purpose was to reinforce the independence of Banco de Mexico, which may in the future act as a counterbalance to the executive and legislative branches in fiscal policy matters. The amendment significantly strengthens Banco de Mexico's authority with respect to monetary policy, foreign exchange and related activities and the regulation of the financial services industry. On April 1, 1994, a new law governing the activities of Banco de Mexico became effective. The new law was intended to put into effect the greater degree of autonomy granted to Banco de Mexico under the constitutional amendment described above and also established a Foreign Exchange Commission charged with determining the nation's exchange rate policies.

Trade Reform

      Mexico has been a member of GATT since 1986 and a member of the WTO since January 1, 1995. Mexico has also entered into the North American Free Trade Agreement ("NAFTA") with the United States and Canada. In addition, Mexico signed a framework for a free trade agreement in 1992 with Costa Rica, El Salvador, Guatemala, Honduras and Nicaragua and entered into a definitive free trade agreement with Costa Rica in April 1994. A free trade agreement between Mexico and Chile went into effect on January 1, 1992. A free trade agreement with Colombia and Venezuela was signed in June 1994 and a similar agreement with Bolivia was signed in September 1994; both agreements entered into force in January 1995. In connection with the implementation of NAFTA, amendments to several laws relating to financial services (including the Banking Law and the Securities Market Law) became effective on January 1, 1994. These measures permit non-Mexican financial groups and financial intermediaries, through Mexican subsidiaries, to engage in various activities in the Mexican financial system, including banking and securities activities.

Economic Information Regarding Mexico

      During the period from World War II through the mid-1970's, Mexico experienced sustained economic growth. During the mid 1970's, Mexico experienced high inflation and, as a result, the government embarked on a high-growth strategy based on oil exports and external borrowing. The economy suffered a set back in 1981 because of a severe drop in oil prices and high interest rates that substantially increased the country's external debt service obligations. With no new lending from international creditors, the Peso was devalued and inflation again rose sharply. Through much of the 1980's, the Mexican economy continued to experience high inflation and large foreign indebtedness. In February 1990, Mexico became the first Latin American country to reach an agreement with external creditor banks and multi-national agencies under the U.S. Treasury's approach to debt reduction known as the "Brady Plan." As part of the Brady Plan, commercial banks and Mexico agreed to debt reduction and new financing in a set of agreements comprising the 1989-1992 Financing Package. The implementation of this package resulted in a substantial reduction in Mexico's foreign debt and debt service obligations.

      The value of Peso has been central to the performance of the Mexican economy. From late 1982 until November 11, 1991, Mexico maintained a dual foreign exchange rate system, with a "controlled" rate and a "free market" rate. The controlled exchange rate applied to certain imports and exports of goods, advances and payments of registered foreign debt and funds used in connection with the in-bond industry (the industry is comprised of companies which import raw materials without paying a duty), funds used for payments of royalties and technical assistance under registered agreements requiring such payments. The free market rate was used for all other types of transactions. The dual system assisted in controlling the value of the Mexican Peso, particularly from 1983 to 1985. In later years the difference between the two rates was not significant. Mexico has since repealed the controlled rate.

      Under economic policy initiatives implemented since December 1987, the Mexican government introduced a schedule of gradual devaluations of the Mexican Peso that initially amounted to an average depreciation of the Mexican Peso against the U.S. Dollar of one Mexican Peso per day. On May 28, 1990, the Mexican Peso began devaluing by an average of .80 Mexican Pesos per day instead of one Mexican Peso per day. On November 12, 1990 this average was decreased to .40 Mexican Pesos per day and on November 11, 1991 the daily devaluation rate was lowered to .20 Mexican Pesos per day.

      On January 1, 1993, the Mexican Government introduced a new currency, the New Peso. Each New Peso is worth 1,000 old Mexican Pesos. The New Pesos and old Mexican Pesos were to continue to be circulated for at least a year with Mexican businesses being required to post prices in both pesos. At that time, the Mexican government stated that the New Peso (hereinafter, the "Peso") was not a devaluation but a move to simplify the Mexican currency.

      Throughout 1993 and most of 1994, the U.S. Dollar exchange rate was allowed to fluctuate within a band that widened daily. The ceiling of the band, which is the maximum selling rate, depreciated at a daily rate of 0.0004 Pesos (equal to approximately 4.5% per year), while the minimum buying rate remained fixed.

      RECENT DEVELOPMENTS. On December 20, 1994, the Mexican Government announced a new policy that would allow a more substantial yet still controlled devaluation of the Mexican Peso. On December 22, 1994 the Mexican Government announced that it would not continue with the policy announced two days earlier and it would instead permit the Peso to float against other currencies, resulting in a continued decline against the U.S. Dollar. On December 23, 1994 the exchange rate was 4.67 Pesos to the U.S. Dollar, and on January 4, 1995 it had fallen further to
5.57 to the U.S. Dollar.

      On January 12, 1995, President Clinton proposed a plan to help stabilize the Mexican economy. Under terms of the proposal, the United States would guarantee $40 billion in new loans to Mexico to be used in the event of a default on outstanding bonds or loans. In response to President Clinton's plan, the Peso gained approximately 8% in one day against the U.S. Dollar. During the next two weeks as it appeared the plan would not be approved by Congress, the Peso fell again, reaching a new low on January 31, 1995 of 6.35 Pesos to the U.S. Dollar or an effective devaluation of approximately 40% since December 20, 1994.

      With foreign exchange reserves down from an estimated $30 billion in February 1994 to $6 billion in December 1994 and $3.5 billion at the end of January 1995, there existed significant concern about the possibility of a Mexican government default on the approximately $11 billion in Tesobonos maturing from February to April 1995. Tesobonos are U.S. dollar-denominated Mexican Government bonds with a face value of $1,000. The purchase price of a Tesobono is the Peso equivalent of $1,000 on the day the bond is acquired. On the date the bond matures, an amount equal to the principal plus interest will be paid in Pesos at the exchange rate in effect on the date the bond matures.

      During January 1995, with foreign investors estimated to be holding 70% of outstanding Cetes and 80% of outstanding

Tesobonos, it became imperative that Mexico restore foreign investor confidence. The obligation to repay the Tesobonos was a significant cause of Mexico's economic turmoil, both because of the size of the debt and the continuing devaluation of the Peso. On January 24, 1995, demand for Tesobonos fell dramatically from the previous week, with interest rates rising to more than 26%. During this same time, the prices of Mexican Brady Bonds had decreased by approximately 23%.

      On January 31, 1995, President Clinton announced a new plan that would not require Congressional approval in order to be implemented. Under the plan, the United States will exchange up to $20 billion in foreign exchange reserves for Dollars, which, in turn, will be swapped for Pesos. Mexico has an obligation to return the Dollars within three to five years. The Federal Reserve will make available to Mexico up to $6 billion in short-term loans. The International Monetary Fund will provide $17.8 billion in five-year loans and the Bank for International Settlements will provide $10 billion in credit to Mexico. In addition, Canada pledged $1 billion and Latin American nations pledged $1 billion in credit to Mexico. Under the terms of the plan, Mexico has an obligation to pay fees for the use of the loan guarantees and has pledged oil revenues as collateral for loan guarantees from the United States. In addition, Mexico will be required to adhere to a program of economic reform, which will include a reduction in government spending, slowing the growth of the money-supply and the privatization of more industries. As of July 1995, of the approximately $40 billion made available to Mexico under the international support package, approximately $22 billion is outstanding and approximately $18 billion is available for future use.

      The effects of the government's response to the economic crisis and the devaluation of the Mexican Peso are reflected in the performance of the Mexican economy during the first six months of 1995, with improvements in the trade balance, current account deficit, the level of Tesobonos debt and international reserves. The stabilization of the economy is reflected by the reduction in the principal amount of Tesobonos outstanding from approximately $29.2 billion on December 31, 1994 to approximately $3.1 billion on August 31, 1995, the increase of international gross reserves from approximately $3.5 billion on March 31, 1995 to approximately $15.1 billion on August 31, 1995 and the increase of value of the Mexican Peso against the U.S. Dollar from 7.588 on March 31, 1995 to 6.276 on August 31, 1995.
Nonetheless, the economy is still suffering from a decrease in gross domestic product ("GDP"), increased unemployment and inflation and a reduction in the availability of credit.

      On May 31, 1995, President Zedillo announced the 1995-2000 National Development Plan, which continues the economic policy initiatives of promoting vigorous and sustainable economic growth. The Plan calls for measures to increase domestic savings and to encourage more direct foreign investment. The Plan further requires that the Mexican government seek to maintain fiscal discipline and maintain an exchange rate policy that avoids overvaluation and is conducive to price stability. Although the Mexican economy has stabilized, there can be no assurance that the government's plan will lead to a full recovery.

Statistical and Related Information
Concerning Mexico

      The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Mexican Peso, information concerning inflation rates, historical information regarding the Mexican GDP and information concerning interest rates on certain Mexican Government Securities. Historical information is not necessarily indicative of future fluctuations or exchange rates. In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991.

      CURRENCY EXCHANGE RATES. There is no assurance that future regulatory actions in Mexico will not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

      The following table sets forth the exchange rates of the Mexican Peso to the U.S. Dollar with respect to each year from 1981 to 1994 and for the six months of ended June 1995.

                         Free Market Rate    Controlled Rate
                         ________________    _______________
                         End of              End of
                         Period    Average   Period    Average
                         ______    ________  _______   _______

1981. . . . . . .           26        24     --        --
1982. . . . . . .          148        57        96        57
1983. . . . . . .          161       150       143       120
1984. . . . . . .          210       185       192       167
1985. . . . . . .          447       310       371       256
1986. . . . . . .          915       637       923       611
1987. . . . . . .        2.209     1.378     2.198     1.366
1988. . . . . . .        2.281     2.273     2.257     2.250
1989. . . . . . .        2.681     2.483     2.637     2.453
1990. . . . . . .        2.943     2.838     2.939     2.807
1991. . . . . . .        3.075     3.016     3.065*    3.007*
1992. . . . . . .        3.119     3.094     --        --
1993. . . . . . .        3.192     3.155     --        --
1994. . . . . . .        5.325     3.222     --        --

1995
January . . . . .        5.695     5.513     --        --
February. . . . .        5.838     5.685     --        --
March . . . . . .        6.818     6.702     --        --
April . . . . . .        5.785     6.300     --        --
May . . . . . . .        6.178     5.963     --        --
June. . . . . . .        6.309     6.223     --        --
* Through November 10, 1991.
Source:  Banco de Mexico.

      INFLATION AND CONSUMER PRICES. Through much of the 1980's, the Mexican economy continued to be affected by high inflation, low growth and high levels of domestic and foreign indebtedness. The annual inflation rate, as measured by the consumer price index, rose from 28.7% in December 1981 to 159.2% in December 1987. In December 1987, the Mexican Government agreed with labor and business to curb the economy's inflationary pressures by freezing the surge in wages and prices. The Pacto de Solidaridad Economica (Pact for Economic Solidarity, the "PSE") was announced in December 1987 and included the implementation of restrictive fiscal and monetary policies, the elimination of trade barriers and the reduction of import tariffs. The PSE was renamed the Pacto para las Estabilidad y el Crecimiento Economica (Pact for Stability and Economic Growth, the "PECE") in November 1988. The PECE has been extended on five occasions. After substantive increases in public sector prices and utility rates, price controls were introduced. These policies lowered the consumer inflation rate from 159.2% in 1987, to 19.7% in 1989, 29.9% in
1990, 18.8% in 1991, 11.9% in 1992, 8.0% in 1993, and 7.1% in
1994.

      Under the PECE, the prices of certain goods and services provided by the public sector (particularly gasoline, energy for industrial use and utility services) were increased. The private sector agreed to accept the increases without increasing private sector prices. Furthermore, the government committed itself to implementing measures to reduce agricultural sector costs.

      On October 3, 1993, the 1993-94 PECE went into effect. The purposes of that PECE, which was effective through December 31, 1994, were essentially the same as those of its predecessor pacts. The Government promised to maintain fiscal discipline and a balanced budget. Mexico's foreign exchange policy remains unchanged. The 1993-94 PECE set an inflation target of 5% for 1994. In addition, the Government agreed to reduce the highest income tax rate from 35% to 34% and to reduce (for the next two years) the withholding tax applicable to interest payments on external debt payable to certain financial institutions and on publicly issued external debt from 15% to 4.9%. In order to assure industry of stable prices for certain factors of production, the government has agreed to limit annual increases in the price of gasoline (except in the border region with the United States) to a maximum of 5% annually. Commercial and residential electricity rate increases were also limited to 5%. As the Mexican economy stabilized, there has been a gradual reduction in the number of goods and services whose prices are covered by the original PECE, the 1992-93 PECE and the 1993-94 PECE.

      On September 24, 1994, the government, together with the business and labor sectors, entered into a new agreement that extends the 1993-94 PECE for 1995. That agreement became effective on January 1, 1995. Its main points are as follows:
(i) an inflation target of 4% for 1995; (ii) a 4% GDP growth target for 1995; (iii) an increase in salaries by 4%, together with a productivity increase, the terms of which are yet to be determined; (iv) the maintenance of the current foreign exchange policy; (v) the creation of an investment fund to be financed with the proceeds of privatizations in order to encourage the participation of the private sector in infrastructure projects;
(vi) gradual increases in the prices of gasoline and electricity, in amounts not to exceed a 4% increase in 1995; (vii) the creation of tax benefits for workers receiving certain minimum salaries; and (viii) a reduction of asset taxes to 1.8% (together with other benefits relating to asset taxes).

      On January 2, 1995, in response to the economic turmoil following the devaluation of the Peso, President Zedillo announced an emergency economic plan. The plan reiterates most of the projections contained in the 1993-94 PECE, but modifies the inflation projection (increased to 20%) and lowers GDP growth target (to approximately 1%) for 1995. In addition, President Zedillo reiterated that taxes would not be increased, Government spending would decrease by approximately 1.3% of GDP, wages would be allowed to increase by no more than 7% and a Fiscal Advisory Committee would be created to examine Mexico's fiscal legislation.

      On March 9, 1995, President Zedillo announced a modification of the plan adopted on January 2, 1995. The major provisions of the plan as modified are: maintenance of the floating exchange rate policy announced in December 1994; an inflation target of 42% for 1995, a projected current account account deficit of $2.4 billion and a decline in real GDP of 2% during 1995; a commitment in principle by business to increase prices only to the extent that products sold in Mexico comprise imported components; a commitment by the Government to take the steps necessary to increase public revenues and decrease public expenditures with a view to achieving a budget surplus of 0.5% of GDP and sharply lowering the current account deficit and mitigating the inflationary impact of the devaluation; and an increase in the minimum wage by 12%. It is unclear what effect, if any, these policies will have on the Mexican economy.

      CONSUMER PRICE INDEX. The following table sets forth the changes in the Mexican consumer price index for the year ended
December 31 for the years 1981 through 1994 and for the six months ended June 30, 1995.

                                  Annual
                                  Increases in
                                  National Consumer
                                  Price Index
                                  _________________

1981. . . . . . . . . . . . . . . . .    28.7%
1982. . . . . . . . . . . . . . . . .    98.9
1983. . . . . . . . . . . . . . . . .    80.8
1984. . . . . . . . . . . . . . . . .    59.2
1985. . . . . . . . . . . . . . . . .    63.7
1986. . . . . . . . . . . . . . . . .   105.7
1987. . . . . . . . . . . . . . . . .   159.2
1988. . . . . . . . . . . . . . . . .    51.7
1989. . . . . . . . . . . . . . . . .    19.7
1990. . . . . . . . . . . . . . . . .    29.9
1991. . . . . . . . . . . . . . . . .    18.8
1992. . . . . . . . . . . . . . . . .    11.9
1993. . . . . . . . . . . . . . . . .     8.0
1994. . . . . . . . . . . . . . . . .     7.1
1995(1) . . . . . . . . . . . . . . .    29.3(2)

(1)  For the six months ended June 30.
(2)  Annualized.

Source: Banco de Mexico.

      MEXICAN GROSS DOMESTIC PRODUCT. The following table sets forth certain information concerning Mexico's GDP for the years
1990 through 1994 and for the three months ended March 31, 1995 at historical and constant prices.

                                                   Change from
                                                   Prior
                                Gross              Year at
              Gross             Domestic Product   Constant
              Domestic Product  at 1980 Prices(1)  Prices
              ________________  _________________  ____________

               (millions of Mexican New Pesos)       (percentage)

1990. . . .                   686,406   5,277            4.4
1991. . . .                   865,166   5,469            3.6
1992. . . .       1,019,156             5,620            2.8
1993. . . .       1,127,584             5,659            0.7
1994(2) . .       1,248,892             5,857            3.5
1995(2)(3).       --                    5,585           (0.5)

(1) Constant peso with purchasing power at December 31, 1980, expressed in new pesos.
(2)  Preliminary.
(3)  Annualized.

Source: OECD and Banco de Mexico.

      INTEREST RATES. The following table sets forth the average yield as of the date of issuance on 28-day and 91-day Cetes and Tesobonos for the periods listed below:

                Average Cetes and Tesobonos Rates
                _________________________________

                   28-Day     91-Day     28-Day       91-Day
                   Cetes      Cetes     Tesobonos    Tesobonos
                    _____      _____    _________    _________

1989:
       Jan.-June    51.1%      51.5%       ---          ---
       July-Dec.    38.9       38.0        ---         15.1%
1990:
       Jan.-June    41.2       40.7        ---          ---
       July-Dec.    28.3       29.4       12.0%         ---
1991:
       Jan.-June    21.2       21.7        ---          ---
       July-Dec.    17.3       18.0        9.1          ---
1992:
       Jan.-June    13.8       13.8        7.5          ---
       July-Dec.    17.4       18.0        4.9          4.0
1993:
       Jan.-June    16.4       17.3        4.1          5.8
       July-Dec.    13.5       13.6        4.0          5.1
1994:
       Jan.-June    13.0       13.5        7.0          6.0
       July-Dec.    15.2       15.7        ---          8.0
1995:
       January      37.3       39.2        ---         25.0
       February     41.7       41.7        ---(1)      17.0(1)
       March        69.5       71.2        ---          ---
       April        74.8       71.5        ---          ---
       May          57.7       54.2        ---          ---
       June         46.1       46.1        ---          ---

(1)  February 28 was the last date Tesobonos were issued.

Source:  Banco de Mexico

                             PART C

                        OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

       (a) Financial Statements

           Included in Registrant's Prospectus filed herewith:

           Financial Highlights

           Included in Registrant's Statement of Additional
           Information:

               Portfolio of Investments, April 30, 1995*.
               Statement of Assets and Liabilities, April 30,
                  1995*.
               Statement of Operations, six months ended
                  April 30, 1995*.
               Statement of Changes in Net Assets, six months
                  ended April 30, 1995* and year ended October
                  31, 1994.
               Notes to Financial Statements, April 30, 1995*. Financial Highlights - for the six months ended
                  April 30, 1995*, the years ended October 31,
                  1994, October 31, 1993 and October 31, 1992,
                  and the period December 3, 1990 (commencement of operations) through October 31, 1991.
               Portfolio of Investments, October 31, 1994
               Statement of Assets and Liabilities, October
                  31, 1994
               Statement of Operations, year ended October 31,
                  1994
               Statement of Changes in Net Assets, years ended
                  October 31, 1994 and October 31, 1993
               Notes to Financial Statements, October 31, 1994 Financial Highlights - for the years ended
                  October 31, 1994, October 31, 1993 and
                  October 31, 1992 and the period December 3,
                  1990 (commencement of operations) through
                  October 31, 1991
               Report of Independent Auditors

           All other schedules are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is

___________________
* Unaudited
           presented in the financial statements or notes which are included in the Statement of Additional
           Information of the Registration Statement.

       (b)  Exhibits

           (1) Copy of amended and restated Articles of Incorporation of the Registrant - Incorporated herein by reference from Exhibit 1 to Pre-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-1A (File Nos. 33-37512 and 811-6263), filed on November 16,
                   1990.

           (2) Copy of existing By-Laws of the Registrant -Incorporated herein by reference from Exhibit 2 to Registrant's Registration Statement on Form N-1A (File Nos. 33-37512 and 811-6263),
                   filed on October 31, 1990.

           (3)     Not applicable.

           (4) Specimen of Stock Certificate - Incorporated herein by reference from Exhibit 4 to Registrant's Registration Statement on Form
                   N-1A (File Nos.  33-37512 and 811-6263), filed
                   on October 31, 1990.

           (5) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Other Exhibits to Registrant's Registration Statement on Form N-1A (File Nos. 33- 37512 and 811-6263) filed with the Securities and Exchange Commission on December 30, 1992.

           (6)(a) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Other Exhibits to Registrant's Registration Statement on Form N-1A (file Nos. 33-37512 and 811-6263) filed with the Securities and Exchange Commission on December 30, 1993.

              (b) Form of Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Other Exhibits to Registrant's Registration Statement on Form N-1A (File Nos. 33- 37512 and 811-6263) filed with the Securities and Exchange Commission on December 30, 1992.

              (c) Form of Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant - Incorporated by reference to Other Exhibits to Registrant's Registration Statement on Form N-1A (File Nos. 33- 37512 and 811-6263) filed with the Securities and Exchange Commission on December 30, 1992.

           (7)     Not applicable.

           (8) Copy of Custodian Contract between the Registrant and Brown Brothers Harriman & Co. - Incorporated by reference from Exhibit 8 to Post-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-1A (File Nos. 33-37512 and 811-6263), filed on June 18,
                   1991.

           (9) Copy of Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated herein by reference from Exhibit 9 to Registrant's Registration Statement on Form N-1A (File Nos. 33-37512 and 811-6263),
                   filed on June 18, 1991.

           (10)    Not applicable.

           (11)    Consent of Independent Auditors - filed
                   herewith.

           (12)    Not applicable.

           (13)    Not applicable.

           (14)    Not applicable.

           (15)    Rule 12b-1 Plan - See Exhibit 6(a) hereto.

           (16)    Schedule for computation of performance
                   quotations - Incorporated by reference from
                   Exhibit 16 to Registrant's Registration
                   Statement on Form N-1A (File Nos. 33-37512 and
                   811-6263) filed on October 31, 1990.

           (27)    Financial Data Schedule - filed herewith.

    Other Exhibits: Powers of attorney of Messrs. Dievler, Carifa, Foulk and White - Incorporated herein by reference from Post-Effective Amendment No. 1 of Registrant's Registration Statement on Form N-1A (File Nos. 33-37512 and 811-6263) filed on June 18, 1991. Powers of Attorney of Messrs. Dobkin, Michel, Hester and Ms. Block - Incorporated by reference to Other Exhibits to Registrant's Registration Statement on Form N-1A (File Nos. 33-37512 and 811-6263) filed with the Securities and Exchange Commission on December 30, 1992.

ITEM 25.   Persons Controlled by or under Common Control with
           Registrant.

           None.

ITEM 26.   Number of Holders of Securities.

           Registrant had as of October 10, 1995, 2,470 record holders of shares of Common Stock.

ITEM 27.   Indemnification.

           It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit 1 in response to Item 24, Article VII and Article VIII of the Registrant's By-laws filed as Exhibit 2 in response to Item 24 and Section 7 of the proposed Distribution Services Agreement filed as Exhibit 6(a) in response to Item 24, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, and Article VII, Section 7 and Article VIII, Section 1 through Section 6 of the Registrant's By-laws, as set forth below. The Investment Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in
           Section 4 of the proposed Advisory Agreement filed as
           Exhibit 5 in response to Item 24, as set forth below.

           Section 2-418 of the Maryland General Corporation Law reads as follows:

              "2-418  INDEMNIFICATION OF DIRECTORS, OFFICERS,
              EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

                   (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (2)  "Corporation" includes any domestic or
              foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

                   (3)  "Expenses" include attorney's fees.

                   (4)  "Official capacity" means the following:

                        (i)  When used with respect to a
              director, the office of director in the
              corporation; and

                        (ii)  When used with respect to a person
              other than a director as contemplated in subsection
              (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                       (iii)  "Official capacity" does not
              include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

                   (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

                   (6)  "Proceeding" means any threatened,
              pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                        (b)(1) A corporation may indemnify any
              director made a party to any proceeding by reason of service in that capacity unless it is established that:

                             (i)  The act or omission of the
              director was material to the matter giving rise to the proceeding; and

                        1.  Was committed in bad faith; or

                        2.  Was the result of active and
                            deliberate dishonesty; or

                            (ii)  The director actually received
              an improper personal benefit in money, property, or services; or

                           (iii)  In the case of any criminal
              proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

                   (2)  (i)  Indemnification may be against
              judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                       (ii)  However, if the proceeding was one
              by or in the right of the corporation,
              indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                   (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                       (ii)  The termination of any proceeding by
              conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                   (c)  A director may not be indemnified under
              subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                   (d)  Unless limited by the charter:

                   (1)  A director who has been successful, on
              the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                   (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                        (i)  If it determines a director is
              entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                       (ii)  If it determines that the director
              is fairly and reasonably entitled to
              indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection
              (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                   (3)  A court of appropriate jurisdiction may
              be the same court in which the proceeding involving the director's liability took place.

                   (e)(1)  Indemnification under subsection (b)
              of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                   (2)  Such determination shall be made:

                       (i)  By the board of directors by a
              majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                      (ii)  By special legal counsel selected by
              the board or a committee of the board by vote as set forth in subparagraph

              (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which director who are parties may participate; or

                     (iii)  By the stockholders.

                   (3)  Authorization of indemnification and
              determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                   (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

                   (f)(1)  Reasonable expenses incurred by a
              director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                        (i)  A written affirmation by the
              director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                       (ii)  A written undertaking by or on
              behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                   (2)  The undertaking required by subparagraph
              (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                   (3)  Payments under this subsection shall be
              made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

                   (g)  The indemnification and advancement of
              expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                   (h)  This section does not limit the
              corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

                       (i)  For purposes of this section:

                   (1)  The corporation shall be deemed to have
              requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                   (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                   (3)  Action taken or omitted by the director
              with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                   (j)  Unless limited by the charter:

                   (1)  An officer of the corporation shall be
              indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                   (2)  A corporation may indemnify and advance
              expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                   (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                   (k)(1) A corporation may purchase and maintain
              insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                   (2)  A corporation may provide similar
              protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                   (3)  The insurance or similar protection may
              be provided by a subsidiary or an affiliate of the corporation.

                   (l)  Any indemnification of, or advance of
              expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

Article EIGHTH of the Registrant's Articles of Incorporation reads as follows:

              "(1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

              "(2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by By-Law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

              "(3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

              "(4) References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No amendment to the Articles of Incorporation of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to such amendment."

    The Advisory Agreement between Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

    The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

    The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. filed herewith as Exhibits 1, 5 and 6(a), respectively, in response to Item 24 and each of which are incorporated by reference herein.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Article VII, Section 7 of the Registrant's By-laws reads as follows:

           "Section 7. Insurance Against Certain Liabilities. The Corporation shall not bear the cost of insurance that protects or purports to protect directors and officers of the Corporation against any liabilities to the Corporation or its security holders to which any such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

ARTICLE VIII, Section 1 through Section 6 of the Registrant's
By-laws reads as follows:

           "Section 1. Indemnification of Directors and Officers. The Corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

           "Section 2. Advances. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met:
           (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

           "Section 3. Procedure. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

           "Section 4. Indemnification of Employees and Agents. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

           "Section 5. Other Rights. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the

           Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

           "Section 6. Amendments. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-laws shall effect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

           The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 28.   Business and Other Connections of Investment Adviser.

           The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

           The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 29.  Principal Underwriters.

(a)  Alliance Fund Distributors, Inc., the Registrant's Principal
     Underwriter in connection with the sale of shares of the Registrant, also acts as Principal Underwriter or Distributor for the following investment companies:

           ACM Institutional Reserves, Inc.

           AFD Exchange Reserves
           The Alliance Fund, Inc.
           Alliance All-Asia Investment Fund, Inc.
           Alliance Balanced Shares, Inc.
           Alliance Bond Fund, Inc.
           Alliance Capital Reserves
           Alliance Counterpoint Fund
           Alliance Developing Markets Fund, Inc.
           Alliance Global Fund
           Alliance Global Small Cap Fund, Inc.
           Alliance Government Reserves
           Alliance Growth and Income Fund, Inc.
           Alliance International Fund
           Alliance Money Market Fund
           Alliance Mortgage Securities Income Fund, Inc.
           Alliance Mortgage Strategy Trust, Inc.
           Alliance Multi-Market Strategy Trust, Inc.
           Alliance Municipal Income Fund, Inc.
           Alliance Municipal Income Fund, Inc. II
           Alliance Municipal Trust
           Alliance New Europe Fund, Inc.
           Alliance North American Government
            Income Trust, Inc.
           Alliance Premier Growth Fund, Inc.
           Alliance Quasar Fund, Inc.
           Alliance Short-Term Multi-Market Trust, Inc.
           Alliance Technology Fund, Inc.
           Alliance Utility Income Fund, Inc.
           Alliance Worldwide Privatization Fund, Inc.
           Fiduciary Management Associates
           The Alliance Portfolios

           (b) The following are the Directors and Officers of Alliance Fund Distributors, Inc. the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                                                 Positions and
                         Position and Offices    Offices
Name                     With Underwriter        With Registrant
______________________   _____________________   ________________

Michael J. Laughlin      Chairman

Robert L. Errico         President

Kimberly A. Baumgardner  Senior Vice President

Edmund P. Bergan, Jr.    Senior Vice President,  Secretary
                         General Counsel and
                         Secretary

Daniel J. Dart           Senior Vice President

Byron M. Davis           Senior Vice President

Geoffrey L. Hyde         Senior Vice President

Barbara J. Krumseik      Senior Vice President

Stephen R. Laut          Senior Vice President

Dusty W. Paschall        Senior Vice President

Antonios G. Poleonadkis  Senior Vice President

Gregory K. Shannahan     Senior Vice President

Joseph F. Sumanski       Senior Vice President

James P. Syrett          Senior Vice President

Peter J. Szabo           Senior Vice President

Richard A. Winge         Senior Vice President

Benji A. Baer            Vice President

Warren W. Babcock, III   Vice President

Kenneth F. Barkoff       Vice President

William P. Beanblossum   Vice President

Jack C. Bixler           Vice President

Casimir F. Bolanowski    Vice President

Kevin T. Cannon          Vice President

Leo H. Cook              Vice President

Richard W. Dabney        Vice President

Mark J. Dunbar           Vice President

Linda A. Finnerty        Vice President

William C. Fisher        Vice President

Robert M. Frank          Vice President

Gerard J. Friscia        Vice President &

                         Controller

Andrew L. Gangolf        Vice President          Assistant
                                                 Secretary

Mark D. Gersten          Vice President          Treasurer and
                                                 Chief Financial
                                                 Officer

Joseph W. Gibson         Vice President

Troy L. Glawe            Vice President

Herbert H. Goldman       Vice President

James E. Gunter          Vice President

Alan Halfenger           Vice President

George R. Hrabovsky      Vice President

Valerie J. Hugo          Vice President

Robert H. Joseph, Jr.    Vice President &
                         Treasurer

Richard D. Keppler       Vice President

Sheila F. Lamb           Vice President

Donna M. Lamback         Vice President

Thomas Leavitt, III      Vice President

James M. Liptrot         Vice President

Christopher J. MacDonald Vice President

Mark R. Manley           Vice President, Counsel
                         and Assistant Secretary

Daniel D. McGinley       Vice President

Maura A. McGrath         Vice President

Matthew P. Mintzer       Vice President

Nicole Nolan-Koester     Vice President

Robert T. Pigozzi        Vice President

James J. Posch           Vice President

Robert E. Powers         Vice President

Domenick Pugliese        Vice President

Bruce W. Reitz           Vice President

Dennis A. Sanford        Vice President

Raymond S. Sclafani      Vice President

J. William Strott, Jr.   Vice President

Richard E. Tambourine    Vice President

Nicholas K. Willett      Vice President

Neil S. Wood             Vice President

Emilie D. Wrapp          Vice President

Maria L. Carreras        Assistant Vice President

Sarah A. Chodera         Assistant Vice President

John W. Cronin           Assistant Vice President

Sohaila S. Farsheed      Assistant Vice President

Leon M. Fern             Assistant Vice President

William B. Hanigan       Assistant Vice President

Vicky M. Hayes           Assistant Vice President

Daniel M. Hazard         Assistant Vice President

John C. Hershock         Assistant Vice President

James J. Hill            Assistant Vice President

Kalen H. Holliday        Assistant Vice President

Thomas K. Intoccia       Assistant Vice President

Edward W. Kelly          Assistant Vice President

Patrick Look             Assistant Vice President

Michael F. Mahoney       Assistant Vice President

Shawn P. McClain         Assistant Vice President

Thomas F. Monnerat       Assistant Vice President

Joanna D. Murray         Assistant Vice President

Jeanette M. Nardella     Assistant Vice President

Camilo R. Pedraza        Assistant Vice President

Carol H. Rappa           Assistant Vice President

Karen C. Satterberg      Assistant Vice President

Robert M. Smith          Assistant Vice President

Joseph T. Tocyloski      Assistant Vice President


(c) Not Applicable.
ITEM 30.   Location of Accounts and Records.

           The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of Brown Brothers Harriman & Co., the Registrant's Custodian, 40 Water Street, Boston, Massachusetts 02109. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 31.   Management Services.

           Not applicable.

ITEM 32.   Undertakings

           The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Director of the Fund in accordance with Section
           16 of the Investment Company Act of 1940.

           (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and the State of New York, on the 30th day of October, 1995.

                        ALLIANCE WORLD INCOME TRUST, INC.



                        By:   /s/ John D. Carifa
                        _________________________________
                                John D. Carifa
                                Chairman and President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration
         Statement has been signed below by the following persons in the capacities and on the date indicated.

         SIGNATURE             TITLE             DATE

         Principal
         Executive Officer:

         /s/ John D. Carifa    Chairman and      October 30, 1995
         ___________________   President
         John D. Carifa

         Principal Financial and
         Accounting Officer:

         /s/ Mark D. Gersten   Treasurer and     October 30, 1995
         ____________________  Chief Financial
         Mark D. Gersten       Officer

         All of the Directors:

         Ruth Block
         John D. Carifa
         David H. Dievler
         John H. Dobkin
         William H. Foulk, Jr.
         Dr. James Hester

         Clifford L. Michel
         Robert C. White

         By:/s/ Edmund R. Bergan, Jr.            October 30, 1995
         ____________________________
           Edmund P. Bergan, Jr.
           (Attorney-in-Fact)

                        INDEX TO EXHIBITS


(11)    Consent of Independent Auditors

(27)    Financial Data Schedule















































                              C-24
00250109.AH4